          As filed with the Securities and Exchange Commission on April 14, 2004


                                                      Registration No. 333-07617
                                                                       811-07697


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ( X )


                         Post-Effective Amendment No. 9                   ( X )



                                       and

                        REGISTRATION STATEMENT UNDER THE                  ( X )
                         INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 7                          ( X )



     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number: (212) 576-7000


                            Richard P. Bowman, Esq.

                 New York Life Insurance and Annuity Corporation
                                51 Madison Avenue
                            New York, New York 10010
                     (Name and Address of Agent for Service)

                                    Copy to:

        Stephen E. Roth, Esq.                    Sheila K. Davidson, Esq.
        Sutherland Asbill & Brennan LLP          Senior Vice President
        1275 Pennsylvania Avenue, NW             and General Counsel
        Washington, DC  20004-2415               New York Life Insurance Company
                                                 51 Madison Avenue
                                                 New York, New York  10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on May 1, 2004 pursuant to paragraph (b) of Rule 485.


[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ] on ___________ pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                      NYLIAC CORPORATE SPONSORED VARIABLE
                       UNIVERSAL LIFE INSURANCE POLICIES


                             PROSPECTUS-MAY 1, 2004


    A FLEXIBLE PREMIUM LIFE INSURANCE CONTRACT OFFERED TO INDIVIDUALS UNDER
     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I


PREMIUM REMITTANCE CENTER:                                       SERVICE OFFICE:
New York Life Insurance and Annuity Corporation  New York Life Insurance and Annuity Corporation
Attention: Executive Benefits                    NYLIFE Distributors LLC
P.O. Box 930652                                  Attention: Executive Benefits
Kansas City, MO 64193-0652                       11400 Tomahawk Creek Parkway, Suite 200
Telephone: (913) 906-4000                        Leawood, KS 66211
                                                 Telephone: (913) 906-4000


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

     This life insurance policy is not considered an offering in any jurisdiction in which such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize.

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Summary of Benefits and Risks........     4
  Benefits...........................     4
  Risks..............................     5
Table of Fees and Expenses...........     7
Definitions..........................     9
Management and Organization..........    10
     Insurer.........................    10
     Your Policy.....................    10
     About the Separate Account......    10
  Our Rights.........................    11
     The Fixed Account...............    11
     Interest Crediting..............    11
     How to Reach Us for Policy
       Services......................    12
     Funds and Eligible Portfolios...    12
     Investment Return...............    14
     Voting..........................    14
Charges Associated with the Policy...    15
  Deductions from Premiums...........    15
     Sales Expense Charges...........    15
     State Tax Charge................    15
     Federal Tax Charge..............    15
  Deductions from Cash Value.........    15
     Monthly Contract Charge.........    15
     Charge for Cost of Insurance
       Protection....................    15
     Rider Charges...................    16
     Loan Charges....................    16
  Separate Account Charges...........    16
     Mortality and Expense Risk
       Charge........................    16
     Charges for Federal Income
       Taxes.........................    17
     Fund Charges....................    17
  Transaction Charges................    17
     Partial Withdrawal Charge (and
       Surrender Charge).............    17
     Transfer Fee....................    17
     Surrender Charges...............    17
     Surrender Charge Limits.........    17
     How the Policy Works............    18
Description of the Policy............    18
     The Parties.....................    18
     Policyowner.....................    18
     Insured.........................    18
     Beneficiary.....................    18
  The Policy.........................    19
     How the Policy is Available.....    19
     Policy Premiums.................    19
  Cash Value and Cash Surrender
     Value...........................    19
     Cash Value......................    19
     Cash Surrender Value............    20
  Investment Divisions and the Fixed
     Account.........................    20
     Amount in the Separate
       Account.......................    20
     Amount in the Fixed Account.....    20



                                        PAGE
                                        ----
     Transfers Among Investment
       Divisions and the Fixed
       Account.......................    20
     Limits on Transfers.............    21
     Additional Benefits through
       Riders........................    22
  Options Available at No Additional
     Charge..........................    22
     Tax-Free "Section 1035"
       Insurance Policy Exchanges....    22
     24 Month Exchange Privilege.....    22
Premiums.............................    22
     Planned Premium.................    23
     Unplanned Premium...............    23
     Timing and Valuation............    23
     Free Look.......................    24
     Premium Payments................    24
     Premium Payments Returned for
       Insufficient Funds............    24
Policy Payment Information...........    24
     When Life Insurance Coverage
       Begins........................    24
     Changing the Face Amount of Your
       Policy........................    24
     Policy Proceeds.................    25
     Payees..........................    25
     When We Pay Policy Proceeds.....    25
     Death Claims....................    26
     Electing or Changing a Payment
       Option........................    27
     Life Insurance Benefit
       Options.......................    27
     The Effect of Investment
       Performance on the Death
       Benefit.......................    29
  Changing Your Life Insurance
     Benefit Option..................    29
Additional Policy Provisions.........    30
     Limits on Our Rights to
       Challenge Your Policy.........    30
     Suicide.........................    30
     Misstatement of Age or Gender...    30
     Assignment......................    30
Partial Withdrawals and Surrenders...    30
  Partial Withdrawals................    30
     Requesting a Partial
       Withdrawal....................    31
     The Effect of a Partial
       Withdrawal....................    31
  Surrenders.........................    31
     Cash Surrender Value............    31
     Requesting a Surrender..........    31
     When the Surrender is
       Effective.....................    31
     Surrender Charges...............    32
Loans................................    32
     Loan Account....................    32
     Interest on Value in Loan
       Account.......................    32
     Loan Interest...................    32
     When Loan Interest is Due.......    33
     Loan Repayment..................    33
     Excess Loan Condition...........    33
     The Effect of a Policy Loan.....    33

                                        PAGE
                                        ----
Termination and Reinstatement........    34
     Late Period.....................    34
     Reinstatement Option............    34
Federal Income Tax Considerations....    34
     Our Intent......................    34
     Tax Status of NYLIAC and the
       Separate Account..............    35
     Charges for Taxes...............    35
     Diversification Standards and
       Control Issues................    35
     Life Insurance Status of the
       Policy........................    36
     Modified Endowment Contract
       Status........................    36
     Policy Surrenders and Partial
       Withdrawals...................    37
     Policy Loans and Interest
       Deductions....................    38



                                        PAGE
                                        ----
     Corporate Owners................    38
     Corporate Alternative Minimum
       Tax...........................
     Exchanges or Assignments of
       Policies......................    38
     Reasonableness Requirements for
       Charges.......................    38
     Other Tax Issues................    39
     Qualified Plans.................    39
     Withholding.....................    39
Sales and Other Agreements...........    39
Legal Proceedings....................    40
Records and Reports..................    40
Financial Statements.................    40
State Variations.....................    41
Appendix A...........................    42
Appendix B Illustration..............   B-1


     THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES.

     IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

                         SUMMARY OF BENEFITS AND RISKS



     The following is a brief summary of certain features of NYLIAC Corporate Sponsored Variable Universal Life ("CSVUL"). More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.


                                    BENEFITS

PROTECTION


     CSVUL offers you the protection of permanent life insurance which can, over time, become a valuable asset.


     CSVUL provides permanent life insurance coverage with the opportunity for tax-deferred cash value accumulation. Premium payments, less any applicable charges, are added to the Investment Divisions according to your instructions. The investment return of the policy is based on:

     -- the amount in and performance of each Investment Division of the Separate Account;

     -- the amount in and rate of return of the Fixed Account and Loan Account if any; and

     -- the charges we deduct.

     With CSVUL, you have the potential for higher rates of return and cash value accumulation than with a fixed rate insurance policy.

FLEXIBLE PREMIUMS

     CSVUL premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease or stop making premium payments to meet your changing needs.

LIQUIDITY THROUGH LOANS

     Using the policy as sole security, the policyowner can borrow up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Surrender Value, less (ii) any Policy Debt.

LIQUIDITY THROUGH WITHDRAWALS

     You can also withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy's cash value and can reduce your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy's minimum face amount. Certain charges will apply. Partial withdrawals can result in a taxable event.

ALLOCATION ALTERNATIVES

     After we deduct the sales expense, state tax and federal tax charges from your premium, the policyowner may allocate the remaining amount among up to 20 of the 23 Allocation Alternatives.

CHANGE THE AMOUNT OF COVERAGE

     With CSVUL, you are able to increase or decrease the policy's face amount. Increases are subject to underwriting. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the face amount will also result in additional cost of insurance charges and a new seven year testing period for modified endowment contract status. In addition, an increase in face amount may result in an increase in the Surrender Charge Premium. We can limit any increase in the face amount of your policy. Under certain circumstances, it may be advantageous to purchase additional insurance through our term insurance rider rather than increasing your face amount under your policy.

TWO LIFE INSURANCE BENEFIT OPTIONS

     CSVUL offers two different life insurance benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the death benefit will be paid.

     -- Option 1--a death benefit equal to the greater of (i) the Face Amount of the policy, or (ii) the Cash Value multiplied by the percentage of the appropriate Internal Revenue Code Section 7702 table.

     -- Option 2--a death benefit equal to the greater of (i) the Face Amount of the policy, plus the Cash Value, or (ii) the Cash Value multiplied by the percentage of the appropriate Internal Revenue Code Section 7702 table.

OPTIONAL RIDERS

     CSVUL offers additional insurance coverage through a term rider, the Adjustable Term Insurance Rider. This rider has costs associated with it.

POLICYHOLDER SUPPORT

     As a policyholder, you have telephone support and your registered representative if you have questions about your CSVUL policy.

A HIGHLY-RATED COMPANY

     New York Life Insurance and Annuity Corporation (NYLIAC") is a subsidiary of New York Life Insurance Company (NYLIC"). NYLIC has more than 150 years of experience in the offering of insurance products, and is a highly-rated insurer. Ratings reflect only the firm's Fixed Account, and not the Investment Divisions.

                                     RISKS

INVESTMENT RISK

     While you have the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

RISK OF TERMINATION (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)

     Your policy can terminate even if you pay all of the planned premiums on time. When a policy lapses, it has no value and no benefits are payable upon the death of the Insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that "termination" and "lapse" have the same meaning and effect throughout this prospectus.

     A CSVUL policy that is maintained with a Cash Surrender Value just sufficient to cover monthly deductions and charges or that is otherwise minimally funded is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force, additional premium payments may be required. In addition, by paying only the minimum required monthly premium, you may forego the opportunity to build up significant cash value in the policy. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

POTENTIAL FOR INCREASED CHARGES

     The actual charges deducted reflect those shown as current charges on your policy. However, we have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state tax charge to reflect changes in tax law. However, the actual charges will never exceed the guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF TERMINATION FROM POLICY LOANS

     The larger the loan becomes relative to the policy's cash value, the greater the risk that the policy's remaining cash value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy terminating.

     A loan, repaid or not, has a permanent effect on your cash value. The effect could be favorable, if the Investment Divisions earn less than the interest rate charged on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your cash value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the Policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes: (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; and (5) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax.

CHARGES FOR POLICY SURRENDER

     During the first nine years of the policy, surrender charges apply which act as a deterrent to surrendering the policy. CSVUL is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

PORTFOLIO RISKS

     A discussion of the risks of allocating Cash Value to each Fund can be found in that Fund's prospectus.


EXCESSIVE TRANSFER ACTIVITY



     This policy is not designed as a vehicle for market timing. We have limitations and restrictions on frequent transfer activity. (See "Transfers Among Investment Divisions and the Fixed Account--Limitations on Transfers" for more information.) We cannot guarantee that these limitations and restrictions will be 100 percent effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. These risks and harmful effects, which could result in reduced performance results of one or more Investment Divisions, could include, among others:



     -- increased administrative expenses,



     -- portfolio management decisions driven by the need to maintain higher than normal liquidity, or



     -- dilution of the interests of long-term investors.

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy The first table describes the fees and expenses that you will pay at the time that you purchase the policy, surrender the policy, or transfer cash value between investment options.
                                TRANSACTION FEES


                                            WHEN CHARGE
                 CHARGE                     IS DEDUCTED                              AMOUNT DEDUCTED
   Sales Expense Charge Imposed on      When premium payment   Current: 2.25% of each premium
    Premium Payments (as a percentage   is applied up to age   Guaranteed Maximum: 4.50% of each premium
    of premium payments)                         95



   Premium Taxes:                       When premium payment   All taxes may vary and are subject to tax law changes.
                                        is applied up to age
                                                 95
    State Tax                                                  Current: 2% of each premium payment
                                                               Guaranteed Maximum: 2%, subject to changes in state tax laws
    Federal Tax                                                Current: 1.25% of each premium payment
                                                               Guaranteed Maximum: 1.25%, subject to changes in federal tax laws



    Surrender Charge (as a percentage   At time of complete    Current and Guaranteed Maximum: 32.5%(2)
      of the Surrender Charge              surrender or a
      Premium)(1)                         decrease in Base
                                            Face Amount



   Partial Withdrawal Charge             At time of partial    Current: Lesser of $25 or 2% of amounts of withdrawal
                                             withdrawal
                                                               Guaranteed Maximum: $25



   Transfer Fees                          Time of transfer     Current: No charge
                                                               Guaranteed Maximum: $30 per transfer after 12 transfers in a
                                                               Policy Year.



   Living Benefits Rider                 When you exercise     $150 (one-time)
                                            the benefit


---------------

 (1) A table of surrender charge premium rates per thousand appears in Appendix A to this prospectus.
 (2) In Policy Years 6 and beyond, the current and guaranteed Surrender Charge are reduced as follows: 26% in Policy Year 6; 19.5% in Policy Year 7; 13% in Policy Year 8; 6.5% in Policy Year 9; and 0% thereafter.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund's fees and expenses.
             PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES


                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Cost of Insurance Charge(1)             Each Monthly      Guaranteed Minimum: $0.08 per $1,000 of Net Amount at Risk
                                          Deduction Day      Guaranteed Maximum: $29.67 per $1,000 of Net Amount at Risk
                                          until Insured      Representative Insured: (Male, Age 45-Non-Smoker): $0.38 per
                                          reaches age 95     $1,000 of Net Amount at Risk.(3)
   Monthly Contract Charge                 Each Monthly      Current $7.50 ($90 annualized)
                                          Deduction Day      Guaranteed Maximum: $9.00 (108 annualized)
   Mortality and Expense Risk Charge         Monthly         As a percentage of the Average daily net asset value of each
    (as a percentage of the average                          Investment Division
    daily net asset value of each                            Current: 0.70%(2)
    Investment Division)                                     Guaranteed Maximum: 0.90%
   Riders
    --  Adjustable Term Insurance         Monthly until      Guaranteed Minimum: $0.08 per $1,000 of term insurance
      Rider(1)                            rider expires      benefit
                                                             Guaranteed Maximum: $29.67 per $1,000 of term insurance
                                                             benefit
                                                             Representative Insured (Male, Age 45-Non-Smoker): $0.38 per
                                                             $1,000 of term insurance benefit.
   Loan Interest                        Monthly while loan   Current and Guaranteed Maximum: 6.00%
                                            balance is
                                           outstanding


---------------

 (1) This cost varies based on characteristics of the Insured and the charge shown may not be representative of the charge you pay. To obtain more information about particular Cost of Insurance and other charges as they apply to your policy, please contact your Registered Representative.
 (2) The current Mortality and Expense Risk Charge is reduced to 0.30% in Policy Year 11 and thereafter.
 (3) "Net Amount at Risk" is equal to the Life Insurance Benefit minus the policy's Cash Value. See "Life Insurance Benefit Options" for more information.

     The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2003. Fund expenses may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.


     FUNDS' ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
                                   ASSETS)(1)


                                                                           MINIMUM                    MAXIMUM
                                                                           -------                    -------
   Total Annual Fund Companies' Operating Expenses(2)..........             0.39%                      1.87%
   -------------------------------------------------------------------------------------------------------------------



 (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2003. This information is provided by the Funds and their agents, and is based on 2003 expenses and may reflect estimated charges. We have not verified the accuracy of this information.

 (2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees, service fees 12b-1 fees, and other expenses.


                                                MAINSTAY VP                    MAINSTAY VP
                                MAINSTAY VP       CAPITAL       MAINSTAY VP      COMMON        MAINSTAY VP     MAINSTAY VP
                                  BOND--       APPRECIATION--      CASH         STOCK*--      CONVERTIBLE--   GOVERNMENT--
                               INITIAL CLASS   INITIAL CLASS    MANAGEMENT    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                               -------------   --------------   -----------   -------------   -------------   -------------
FUND ANNUAL EXPENSES (as a %
 of average net assets for
 the fiscal year ended
 December 31, 2003)(a)
Advisory Fees................      0.25%           0.36%           0.25%          0.25%           0.36%           0.30%
Administration Fees..........      0.20%           0.20%           0.20%          0.20%           0.20%           0.20%
Other Expenses...............      0.09%           0.08%           0.10%          0.07%           0.11%           0.09%
Total Fund Annual Expenses...      0.54%           0.64%           0.55%          0.52%           0.67%           0.59%

                                MAINSTAY VP
                                HIGH YIELD      MAINSTAY VP     MAINSTAY VP
                                 CORPORATE     INTERNATIONAL      S&P 500
                                  BOND--         EQUITY--        INDEX**--
                               INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                               -------------   -------------   -------------
FUND ANNUAL EXPENSES (as a %
 of average net assets for
 the fiscal year ended
 December 31, 2003)(a)
Advisory Fees................      0.30%           0.60%           0.10%
Administration Fees..........      0.20%           0.20%           0.20%
Other Expenses...............      0.10%           0.27%           0.09%
Total Fund Annual Expenses...      0.60%           1.07%           0.39%


                                                                    MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                                                     AMERICAN         DREYFUS       EAGLE ASSET    ALGER AMERICAN
                                    MAINSTAY VP                       CENTURY          LARGE        MANAGEMENT         SMALL
                                       TOTAL        MAINSTAY VP      INCOME &         COMPANY         GROWTH       CAPITALIZATION
                                     RETURN--         VALUE--        GROWTH--         VALUE--        EQUITY--        --CLASS O
                                   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS       SHARES
                                   -------------   -------------   -------------   -------------   -------------   --------------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the fiscal
 year ended December 31, 2003)(a)
Advisory Fees.....................     0.32%           0.36%           0.50%           0.60%           0.50%           0.85%
Administration Fees...............     0.20%           0.20%           0.20%           0.20%           0.20%           0.00%
Other Expenses....................     0.09%           0.10%           0.24%           0.19%           0.13%           0.12%
Total Fund Annual Expenses........     0.61%           0.66%           0.94%           0.99%           0.83%           0.97%


                                                                  FIDELITY(R)
                                                                      VIP
                                    CALVERT    FIDELITY(R) VIP      EQUITY-
                                     SOCIAL    CONTRAFUND(R)--     INCOME--
                                    BALANCED    INITIAL CLASS    INITIAL CLASS
                                    --------   ---------------   -------------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the fiscal
 year ended December 31, 2003)(a)
Advisory Fees.....................   0.070%         0.58%            0.48%
Administration Fees...............    0.00%         0.00%            0.00%
Other Expenses....................    0.23%         0.09%            0.09%
Total Fund Annual Expenses........    0.93%(b)      0.67%(c)         0.57%(c)



                                                                                    JANUS ASPEN
                                                                    JANUS ASPEN       SERIES           MORGAN
                                                                      SERIES         WORLDWIDE      STANLEY UIF       T. ROWE
                                                                    BALANCED--       GROWTH--         EMERGING      PRICE EQUITY
                                                                   INSTITUTIONAL   INSTITUTIONAL   MARKETS EQUITY      INCOME
                                                                      SHARES          SHARES          CLASS I        PORTFOLIO
                                                                   -------------   -------------   --------------   ------------
FUND ANNUAL EXPENSES (as a % of
 average net assets for the fiscal
 year ended December 31, 2003)(a)
Advisory Fees...............................................           0.65%           0.65%           1.25%           0.85%
Administration Fees.........................................           0.00%           0.00%           0.00%           0.00%
Other Expenses..............................................           0.02%           0.06%           0.62%           0.00%
Total Fund Annual Expenses..................................           0.67%           0.71%           1.87%(d)        0.85%(e)


---------------


*   Formerly MainStay VP Growth Equity.


**  Formerly MainStay VP Indexed Equity.


(a) The Fund or its agents provided the fees and charges which are based on 2003 expense. We have not verified the accuracy of the information provided by the Fund or its agents.


(b) Expenses are based on the Portfolio's most recent fiscal year. Total expenses shown include the Subadvisory fees paid by the Advisor (Calvert Asset Management Company, Inc.) and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.


(c) Actual annual class operating expense for these Fidelity portfolios were lower because a portion of the brokerage commissions that he Fund paid was used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. These offsets may be discontinued at any time.


(d) Fund annual expense listed are prior to any waivers and reimbursements made by the Adviser. The management fee for certain portfolios may be reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expense exceed the following percentages: Emerging Markets Debt Portfolio 1.30, Emerging Markets Equity Portfolio 1.75% and U.S. Real Estate Portfolio 1.10%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Had these reductions been taken into account, the "Advisory Fees," "Administration Fees," "Other Expenses" and Total Fund Annual Expenses, respectfully, would be as follows: Emerging Markets Debt Portfolio 0.80%, 0.0%, 0.40%, 1.20%, Emerging Markets Equity Portfolio 1.16%, 0.00%, 0.59%, 1.75% and U.S. Real Estate Portfolio 0.79%, 0.00%,
    0.31%, 1.10%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expense certain investment related expenses; such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" of the Emerging Markets Equity Portfolio are 0.06% of such investment related expenses.


(e) The portfolio pays T. Rowe Price an annual fee that includes investment management services and ordinary, recurring operating expense, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.

                                  DEFINITIONS

ACCUMULATION UNIT: An accounting unit we use to calculate the value in the Investment Divisions. We use premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

ACCUMULATION VALUE: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

ALLOCATION ALTERNATIVES: The 22 Investment Divisions of the Separate Account and the Fixed Account. Policyowners may invest in a total of 20 Allocation Alternatives at any one time.

BASE FACE AMOUNT: The initial face amount shown on page 2 of the policy, plus or minus any changes made to the initial face amount.

BENEFICIARY: The person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 pm Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier.

CASH VALUE ACCUMULATION TEST ("CVAT") An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

CASH SURRENDER VALUE: The amount we will pay you if you surrender your policy, equal to the cash value less any surrender charge.

CASH VALUE: The sum of (a) the Accumulation Value, (b) the value of the Fixed Account, and (c) the value in the Loan Account.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT: Base Face Amount, plus the face amount of any riders in effect, plus or minus any changes made to the face amount of any riders.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC's General Account.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

INSURED:  The person whose life the policy insures.

INVESTMENT DIVISIONS: The 22 divisions of the Separate Account that are available as Allocation Alternatives under the policy. Each Investment Division Invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

LOAN ACCOUNT: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC's General Account.

LIFE INSURANCE BENEFIT: The death benefit calculated under the Life Insurance Benefit Option you have chosen.

MONTHLY DEDUCTION DAY: The date as of which we deduct your monthly contract charge, cost of insurance charge, and any rider charges from your policy's Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

NET PREMIUM: Premium you pay less the sales expense, state tax and federal tax charges.

MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

NET AMOUNT AT RISK: The difference between the Life Insurance Benefit and the policy's cash value.

NON-QUALIFIED POLICY: A policy that is issued to a person or an entity other than employee benefit plans that qualify for special federal income tax treatment.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date we use as the starting point for determining Policy Years and Monthly Deduction Days. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of any outstanding loans under the policy, including accrued interest.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit plus any additional death benefits under any riders you have chosen minus any outstanding loans (including any accrued loan interest) and charges.

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

PORTFOLIOS: The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

SEPARATE ACCOUNT: NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest premiums paid under this and certain other policies.

SURRENDER CHARGE PREMIUM: The amount we use to calculate the surrender charges as set forth on the Policy Data Page.

                          MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Company ("NYLIAC")
(a wholly-owned subsidiary of New York Life Insurance Company)
51 Madison Avenue
New York NY 10010

YOUR POLICY

     CSVUL is offered by NYLIAC. Policy assets are invested in NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the Separate Account"), which has been in existence since May 24, 1996. The Policy offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, loans and withdrawals (which may be subject to a surrender charge), changes in the face amount of the Policy, and the ability to invest in up to 20 of 23 Allocation Alternatives.

     The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC's other assets. It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

ABOUT THE SEPARATE ACCOUNT

     NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the "Separate Account.") is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on May 24, 1996 under the laws of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account. The obligations under the policies are obligations of NYLIAC.

     The Separate Account currently consists of 22 Investment Divisions available under a policy. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains and capital losses incurred on the assets of an Investment Division are credited to or charged against the assets of that Investment Division, without regard to the income, capital gains or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on the performance of the Eligible Portfolios.

                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the Securities and Exchange Commission (SEC") and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

     -- deregister the Separate Account under the 1940 Act;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts;

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

     -- change the name of the Separate Account.

THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our general account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933 as amended (the "1933 Act"), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the Fixed Account and any interest earned in the Fixed Account generally are not subject to these statutes.

INTEREST CREDITING

     Any amounts in the Fixed Account are credited with interest using a fixed interest rate, which we declare periodically. The rate will never be less than 4% per year. Interest accrues daily and is credited on each

Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from or charged against the Fixed Account receive the rate in effect at that time.

HOW TO REACH US FOR POLICY SERVICES

     You can reach us in several ways. You can send premiums and make service requests to us at the following addresses:


PREMIUM REMITTANCE CENTER:                        SERVICE OFFICE:
New York Life Insurance and Annuity               New York Life Insurance and Annuity
  Corporation                                       Corporation
Attention: Executive Benefits                     Attention: Executive Benefits
P.O. Box 930652                                   11400 Tomahawk Creek Parkway, Suite 200
Kansas City, MO 64193-0652                        Leawood, KS 66211
Telephone: (913) 906-4000                         Telephone: (913) 906-4000


FUNDS AND ELIGIBLE PORTFOLIOS

     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these portfolios, please read their prospectuses, which are found at the end of this prospectus.


----------------------------------------------------------------------------------------------------------------
                 FUND                            INVESTMENT ADVISER                  INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------------

 MainStay VP Series Fund, Inc.:               New York Life Investment
                                              Management LLC ("NYLIM")
 -- MainStay VP Bond--Initial Class                    NYLIM                   - Highest income over the long
                                                                               term consistent with preservation
                                                                                 of principal
 -- MainStay VP Capital Appreciation--                 NYLIM                   - Long-term growth of capital
   Initial Class
 -- MainStay VP Cash Management                        NYLIM                   - As a high level of current
                                                                               income as is considered
                                                                                 consistent with the
                                                                                 preservation of capital and
                                                                                 liquidity
 -- MainStay VP Common Stock--Initial                  NYLIM                   - Long-term growth of capital,
   Class (formerly MainStay VP Growth                                          with income as a secondary
   Equity)                                                                       consideration
 -- MainStay VP Convertible-- Initial                  NYLIM                   - Capital appreciation together
   Class                                                                       with current income
 -- MainStay VP Government-- Initial                   NYLIM                   - High level of current income,
   Class                                                                         consistent with safety of
                                                                                 principal
 -- MainStay VP High Yield Corporate                   NYLIM                   - Maximize current income through
   Bond--Initial Class                                                           investment in a diversified
                                                                                 portfolio of high yield, high
                                                                                 risk debt securities which are
                                                                                 ordinarily in the lower rating
                                                                                 categories of recognized rating
                                                                                 agencies. Capital appreciation
                                                                                 is a secondary objective.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                 FUND                            INVESTMENT ADVISER                  INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------------
 -- MainStay VP International Equity--                 NYLIM                   - Long-term growth of capital by
   Initial Class                           Subadviser: MacKay Shields LLC        investing in a portfolio
                                                     ("MacKay")                  consisting primarily of
                                                                                 non-U.S. equity securities
 -- MainStay VP S&P Index--Initial                     NYLIM                   - Investment results that
   Class (formerly MainStay VP Indexed                                         correspond to the total return
   Equity)                                                                       performance (and reflect
                                                                                 reinvestment of dividends) of
                                                                                 publicly traded common stocks
                                                                                 represented by the S&P 500(R)
                                                                                 Index
 -- MainStay VP Total Return-- Initial                 NYLIM                   - Current income consistent with
   Class                                                                         reasonable opportunity for
                                                                                 future growth of capital and
                                                                                 income
 -- MainStay VP Value--Initial Class                   NYLIM                   - Maximum long-term total return
                                                                                 from a combination of capital
                                                                                 growth and income
 -- MainStay VP American Century                       NYLIM                   - Dividend growth, current income
   Income & Growth--Initial Class           Subadviser: American Century       and capital appreciation
                                            Investment Management, Inc.
 -- MainStay VP Dreyfus Large Company                  NYLIM                   - Capital appreciation
    Value--Initial Class                Subadviser: The Dreyfus Corporation
 -- MainStay VP Eagle Asset Management                 NYLIM                   - Growth through long-term
   Growth Equity-- Initial Class        Subadviser: Eagle Asset Management,    capital appreciation
                                                        Inc.
----------------------------------------------------------------------------------------------------------------
 The Alger American Fund:                   Fred Alger Management, Inc.
 -- Alger American Small                                                       - Long-term capital appreciation
   Capitalization--Class O Shares                                              by focusing on small, fast
                                                                                 growing companies that offer
                                                                                 innovative products, services
                                                                                 or technologies to a rapidly
                                                                                 expanding marketplace.
----------------------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.:
 -- Calvert Social Balanced              Adviser: Calvert Asset Management     - CVS Social Balanced seeks to
                                          Company, Inc. Subadvisers: Brown       achieve a competitive total
                                         Capital Management, Inc. and SsgA       return through an actively
                                               Funds Management, Inc.            managed portfolio of stocks,
                                                                                 bonds and money market
                                                                                 instruments which offer income
                                                                                 and capital growth opportunity
                                                                                 and which satisfy the
                                                                                 investment and social criteria.
----------------------------------------------------------------------------------------------------------------
 Fidelity(R) Variable Insurance
 Products Fund:
 -- Fidelity(R) VIP Contrafund(R)--        Adviser: Fidelity Management &      - Long-term capital appreciation
    Initial Class                                 Research Company
                                        Subadvisers: FMR Co., Inc.; Fidelity
                                          Management & Research (UK) Inc.;
                                        Fidelity Management & Research (Far
                                          East) Inc.; Fidelity Investments
                                                      Limited.
 -- Fidelity(R) VIP Equity-Income--    Fidelity Management & Research Company  - Reasonable current income while
   Initial Class                             Subadviser: FMR Co., Inc.           considering the potential for
                                                                                 long- term capital
                                                                                 appreciation. The funds goal is
                                                                                 to achieve a yield which
                                                                                 exceeds the composite yield on
                                                                                 the securities comprising the
                                                                                 Standard & Poor's 500(SM) Index
                                                                                 (S&P 500(R)).
----------------------------------------------------------------------------------------------------------------
 Janus Aspen Series:
 -- Janus Aspen Series Balanced--          Janus Capital Management, LLC       - Long-term growth of capital in
   Institutional Shares                                                        a manner consistent with
                                                                                 preservation of capital and
                                                                                 balanced by current income.
 -- Janus Aspen Series Worldwide           Janus Capital Management, LLC       - Long-term growth of capital in
   Growth--Institutional Shares                                                a manner consistent with the
                                                                                 preservation of capital.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                 FUND                            INVESTMENT ADVISER                  INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------------
 The Universal Institutional Funds,
 Inc.:
 -- Morgan Stanley UIF Emerging        Morgan Stanley Investment Management,   - Long-term capital appreciation
   Markets Equity--Class I                              Inc.                   by investing primarily in growth-
                                                                                 oriented equity securities of
                                                                                 companies in emerging market
                                                                                 countries.
----------------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Series, Inc.:
 -- T. Rowe Price Equity Income         T. Rowe Price Investment Management,   - Substantial dividend income and
                                                        Inc.                     also long-term capital
                                                                                 appreciation by investing
                                                                                 primarily in dividend-paying
                                                                                 common stocks of established
                                                                                 companies.
----------------------------------------------------------------------------------------------------------------


     The Investment Divisions offered through the CSVUL policy and described in this prospectus are different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.

INVESTMENT RETURN

     The investment return of a Policy is based on:

     -- The Accumulation Units held in each Investment Division for that policy;

     -- The investment experience of each Investment Division as measured by its actual net rate of return;

     -- The interest rate credited on amounts held in the Fixed Account; and

     -- The interest rate credited on amounts held in the Loan Account, if any.

     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, any dividend or capital gains distributions declared by the Funds, and the policy's mortality and expense risk charge. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

     We will credit any amounts in the Fixed Account with a fixed interest rate which we declare periodically in advance, at our sole discretion. This rate will never be less than an annual rate of 4%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account. All net premiums applied to, and amounts transferred to, the Fixed Account, receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.


     Funds may lose value; are not guaranteed; are not FDIC/NCUA insured; and are not insured by any government agency.


VOTING

     We will vote the shares that the Investment Divisions of the Separate Account held in the Portfolio Companies at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive voting instructions in a timely manner. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life Insurance policies, Certain charges apply when you purchase CSVUL. The following is a summary explanation of these charges.

                            DEDUCTIONS FROM PREMIUMS

     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge, a state tax charge and a federal tax charge.

SALES EXPENSE CHARGE

     The sales expense charge is currently 2.25% of any premium. We reserve the right to increase this charge in the future, but it will never exceed 4.5% of premiums. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC surplus, including any amounts derived from the mortality and expense risk charge and the cost of insurance charge.

STATE TAX CHARGE

     -- We currently deduct 2% of each premium payment you make as a state tax charge. This is equal to $20 per $1,000 of life insurance premium. We may increase this charge to reflect changes in applicable law.

FEDERAL TAX CHARGE

     -- We deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

                           DEDUCTIONS FROM CASH VALUE

     On each Monthly Deduction Day, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from your policy's cash value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy's Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy's Cash Value in each.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims and communicating with policyowners.

     Currently, we deduct a monthly contract charge of $7.50 ($90 annually). While we can change the monthly contract charge at any time, we guarantee that we will never charge you more than $9 per month ($108 annually).

CHARGE FOR COST OF INSURANCE

     A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. Maximum cost of insurance rates are set forth on your Policy Data Page. The Life Insurance Benefit varies based on the performance of the Investment Divisions selected, interest credits to the Fixed Accounts, outstanding loans (including loan interest), charges and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class and issue age of the Insured. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses and persistency. The cost of insurance charge for any month will equal:

                                   a X (b-c)

     Where a = the applicable cost of insurance rate

           b = the number of thousands of death benefit as of the Monthly Deduction Day divided by 1.0032737,

           c = the number of thousands of Cash Value as of the Monthly Deduction Day (before the cost of insurance charge, but after the monthly contract charge and any charges for the riders are deducted).

           The cost of insurance charge will never be less than zero.

     For insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain insureds based on our underwriting) will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

     Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific riders' charges, see "Table of Fees and Expenses.")


LOAN CHARGES



     We currently charge an effective annual loan interest rate of 6.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Separate Account and the Fixed Account to the Loan Account equal to (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest to the next policy anniversary on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account.



     When you take a loan against your policy, the loaned amount which we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 2% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.5% less than the rate we charge for loan interest. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 4.00%. (See "Loans" for more information.)


                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE

     We charge the Investment Divisions for the mortality and expense risks we assume.

     -- Current: For Policy Years 1-10, the charge is equal to an annual rate of 0.70%, or $7 per $1,000, of the average daily net asset value of each Investment Division. For Policy Years 11 and later, we currently expect the mortality and expense risk charge to reduce to annual rate of 0.30% or $3 per $1,000 of the average daily net asset value of each Investment Division.

     -- Guaranteed Maximum: At our option, we may change the mortality and expense risk charge. We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division.

     The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated.

     If these charges are insufficient to cover actual costs and assumed risks, the loss will be deducted from the NYLIAC surplus. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future, to reflect possible changes in the law.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. See "Fund Annual Expenses" for more information.

                              TRANSACTION CHARGES

PARTIAL WITHDRAWAL CHARGE (AND SURRENDER CHARGE)

     When you take a partial withdrawal, we reserve the right to deduct a maximum processing fee of $25. If the partial withdrawal results in a decrease in the Base Face Amount, we will also deduct a surrender charge (as described below).

TRANSFER FEE

     We reserve the right to impose a charge of up to $30 per transfer for each transfer after the first 12 in any Policy Year.

SURRENDER CHARGE

     During the first nine Policy Years, we will assess a surrender charge on a complete surrender or a requested decrease in Base Face Amount (not including any term insurance amount). Thus, the surrender charge would be lower if you combine term insurance with the base policy. The surrender charge is based on the Policy Year in which the surrender or decrease in Base Face Amount is made and will be deducted from the policy's Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy's Cash Value in each.

     For a surrender, the maximum surrender charge is equal to the applicable percentage shown in the table below multiplied by the surrender charge premium, which appears on page 2.1 of your policy. A table of surrender charge premium rates per thousand appears in Appendix A to this prospectus.

                                                              PERCENTAGE OF
                                                                SURRENDER
POLICY YEAR                                                   CHARGE PREMIUM
-----------                                                   --------------
 1-5........................................................       32.5%
 6..........................................................       26.0%
 7..........................................................       19.5%
 8..........................................................       13.0%
 9..........................................................        6.5%
10+.........................................................          0%

     The surrender charge may be less than the maximum surrender charge if a decrease in the Base Face Amount is requested. A requested decrease in Base Face Amount will result in the imposition of a surrender charge equal to the difference between the surrender charge that would have been payable on a complete surrender prior to the decrease and the surrender charge that would be payable on a complete surrender after the decrease. Requested decreases and increases in Base Face Amount will cause a corresponding change in the amount of your surrender charge premium.

SURRENDER CHARGE LIMITS.

     In no event will the surrender charge exceed 50% of premiums paid to date, less (i) any sales expense charges deducted from such premium payments, less
(ii) any surrender charge previously deducted.

HOW THE POLICY WORKS.

     This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking insured male, issue age 45, with an initial Face Amount of $350,000, who has selected Life Insurance Benefit Option 1, and the guideline premium test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 4.47% for Policy Years 1-10, and 4.89% for Policy years 11 and later.

Planned Annual Premium...............................................  $7,500.00
less:    Sales expense charge (2.25%)................................     168.75
         State tax charge (2%).......................................     150.00
         Federal tax charge (1.25%)..................................      93.75
                                                                       ---------
equals:  Net Premium.................................................  $7,087.50
less:    Monthly contract charge
         ($7.50 per month)...........................................      90.00
less:    Charges for cost of insurance
         (varies monthly)............................................     566.25
plus:    Net investment performance
         (varies daily)..............................................     301.03
                                                                       ---------
equals:  Cash Value..................................................  $6,732.28
less:    Surrender charge (a percentage of surrender charge
         premium)....................................................   1,025.50
                                                                       ---------
equals:  Cash Surrender Value (as of end of the first policy year)...  $5,706.78

     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.
                           DESCRIPTION OF THE POLICY

THE PARTIES

     There are three important parties to the Policy: the POLICYOWNER (or contractowner), the Insured and the Beneficiary. One individual can have one or more of these roles. Each party plays an important role in a Policy.

     POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

     -- increase/decrease the face amount

     -- choose a different Life Insurance Benefit Option

     -- add/delete riders

     -- change beneficiary

     -- change underlying investment options

     -- take a loan against or take a partial withdrawal from the value of the policy

     INSURED: This individual's personal information determines the cost of the life insurance coverage. The Policyowner also may be the Insured.

     BENEFICIARY: The person (persons) who receives the proceeds of the policy at the time of the Insured's death. The beneficiary is the person(s) or entity(ies) the Policyowner specifies on our records to receive the proceeds from the policy. The Policyowner may name his or her estate as the beneficiary.

                                   THE POLICY

     The Policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of two Life Insurance Benefit Options; (3) access to the policy's cash value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy's face amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (7) a selection of premium and expense allocation options, including 22 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate. However, you may only allocate your premiums up to 20 of the Allocation Alternatives as available.

HOW THE POLICY IS AVAILABLE

     CSVUL is only available as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Base Face Amount is $25,000, unless a higher amount is required by state law. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its face amount), the policyowner must give us satisfactory evidence of insurability. We may issue the policy based on underwriting rules and procedures which are based on NYLIAC's eligibility standards. These may include guaranteed issue underwriting. If our procedures for any group or sponsored arrangements call for less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

     We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

     Planned Premiums: The amount and interval of any planned premiums are shown on page two of the policy. The policyowner does not have to pay a planned premium to keep the policy in force if the Cash Surrender Value, less any Policy Debt, is enough to cover the charges made on the Monthly Deduction Day. The policyowner may increase or decrease the amount of any planned premium subject to the limits we set. However, the policyowner may not make a premium payment which would jeopardize the policy's qualification as "life insurance under
Section 7702 of the Internal Revenue Code. The policyowner may also change the frequency of premiums subject to our minimum premium rules. Planned premiums end on the policy anniversary on which the Insured is age 95.

     Unplanned Premiums: While the Insured is living, the policyowner may make unplanned premium payments at any time before the policy anniversary on which the Insured is age 95. However, the policyowner may not make a premium payment which would jeopardize the policy's qualification as "life insurance" under
Section 7702 of the Internal Revenue Code. If an unplanned premium would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

                      CASH VALUE AND CASH SURRENDER VALUE

CASH VALUE

     After the free look period, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value of the Fixed Account and the value in the Loan Account. Subsequent Net Premiums are allocated among the Fixed Account and/or the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by the policyowner. A portion of the Cash Value is allocated to the Loan Account if a loan is taken under the policy. See "Loans" for details. The Cash Value also reflects various charges. See "Charges Under the Policy."

CASH SURRENDER VALUE

     The policy may be surrendered for its Cash Surrender Value, less any Policy Debt, at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the Business Day we receive a signed surrender request in proper form at our Service Office. The Cash Surrender Value is the Cash Value, less any surrender charges.

                   INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     The balance of your premium payment after we deduct the premium charges is called your Net Premium. We allocate your net premium among your selected Investment Divisions available under the policy (See "Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your net premium to one or more Investment Divisions and/or the Fixed Account.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

AMOUNT IN THE FIXED ACCOUNT

     You can choose to allocate all or part of your net premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

         (1) the sum of the net premium payments you have allocated to the Fixed Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account;

     plus (3) any interest credited to the Fixed Account;

     less (4) any amounts you have withdrawn from the Fixed Account;

     less (5) any charges we have deducted from the Fixed Account;

     less (6) any transfers you have made from the Fixed Account to the Separate
              Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     You may transfer all or part of the Cash Value of your policy among the Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations.

     The minimum amount that may be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value of the Fixed Account would be less than $500, that amount will be included in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year. This charge is applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

     Transfers From the Fixed Account--In each Policy Year, the policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

     1. Maximum Transfer. An amount not greater than 10% of the value of the Fixed Account at the beginning of the Policy Year may be transferred during that Policy Year. During the retirement year (the Policy Year following the Insured's 65(th) birthday, the date you indicate in the application or another date we approve) only the 10% maximum transfer limitation does not apply.

     2. Minimum Transfer. The minimum amount that may be transferred is $500, unless we agree otherwise.

     3. Minimum Remaining Value. The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, that amount must be included in the transfer.

     Transfer requests must be made in writing on a form we have approved. Transfers to or from Investment Divisions will be made based on the Accumulation Unit Values on the Business Day on which NYLIAC receives the transfer request.


     LIMITS ON TRANSFERS--This policy is not designed as a vehicle for market timing. Accordingly, your right to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that right may disadvantage or potentially hurt the rights or interests of other policyowners.



     Any modification of the transfer right could be applied to transfers to or from some or all of the Investment Divisions. We may, for example:



     - reject a transfer request from you or from any person acting on your behalf



     - restrict the method of making a transfer



     - impose redemption fees on short-term trading



     - limit the dollar amount of each transfer.



     Orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We will reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. We will provide you with written notice of any transfer request not accepted by the Fund.



     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. Note, also, that any applicable transfer rules will be applied even if we cannot identify any specific harmful effect from any particular transfer.



     We cannot guarantee that these limitations and restrictions will be 100 percent effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. These risks and harmful effects, which could result in reduced performance results of one or more Investment Divisions, could include, among others:



     - increased administrative expenses,



     - portfolio management decisions driven by the need to maintain higher than normal liquidity, or



     - dilution of the interests of long-term investors.



     How to Request a Transfer--Submit your request in writing on a form we approve to our Service Office at the following address: New York Life and Annuity Corporation, NYLIFE Distributors LLC, Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211


     Transfer requests received after 4:00 pm Eastern Time will be priced as of the next Business Day. (See "How to Reach Us for Policy Services" for more information.)

ADDITIONAL BENEFITS THROUGH RIDERS

     The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. An additional benefit is provided by rider and is subject to the terms of both the policy and the rider. The following rider is currently available:

     -- ADJUSTABLE TERM INSURANCE RIDER: This rider provides term insurance coverage on the Insured. The initial term amount is shown on your Policy Data Page. If the policyowner requests a change in the base policy face amount, or if the amount of death benefit under the base policy automatically increases or decreases in order to satisfy IRC Section 7702 requirements, the term benefit will be adjusted on each policy anniversary accordingly to maintain a level overall total death benefit. In addition, the policyowner can elect to change the term amount at any time. The policyowner must furnish evidence of insurability, satisfactory to us, in connection with any request to increase the term insurance amount. This rider must be elected at the time the policy is issued.

     -- TERM RIDER VS. BASE POLICY COVERAGE: If you compare a policy with a term insurance rider to one that provides the same initial death benefit without a term rider, the policy with the term rider will have lower surrender charges. See "Charges Associated with the Policy --Surrender Charge."

                   OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

24 MONTH EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date, the policyowner may exchange the policy for a policy on a permanent plan of life insurance on the Insured which we offer for this purpose. NYLIAC will not require evidence of insurability. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification and initial Face Amount as the original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and cash values under the old policy and the new policy. On the Business Day we receive a written request for an exchange, the Accumulation Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends us the policy along with a signed request; or (b) the Business Day we receive the policy at our Service Office, or such other location that we indicate to the policyowner in writing and the necessary payment for the exchange, if any.

                                    PREMIUMS


     For the purpose of determining whether we require additional underwriting when accepting a premium payment, we divide your premium payments into planned and unplanned premiums. ACCEPTANCE OF INITIAL AND ADDITIONAL PREMIUM PAYMENTS IS SUBJECT TO SUITABILITY STANDARDS.

PLANNED PREMIUM

     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page.

     -- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

     -- Planned premium payments end on the policy anniversary on which the insured is age 95.

     -- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Your policy will terminate if the Cash Surrender Value is insufficient to pay the monthly deduction charges or if you reach the end of the late period and you have not made the necessary payment.

UNPLANNED PREMIUM

     An unplanned premium is a payment you make that is not part of the premium schedule you choose.

     -- While the insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 95. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the cash value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

     -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

     -- The minimum unplanned premium amount we allow is $50.

     -- We may limit the number and amount of any unplanned premium payments.


     Premium payments can be mailed to our Premium Remittance Center at: New York Life Insurance and Annuity Corporation, Attention: Executive Benefits, P.O. Box 930652, Kansas City, Missouri 64193-0652.


     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuation and other performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

     Factors that are considered in determining your premium payment are: age, underwriting class, gender, policy face amount, fund performance, loans, and riders you add to your policy.

     You can make additional planned or unplanned premium payments at any time up to the Insured's attainment of age 95. We will require one or more additional premium payments in the circumstance where the cash surrender value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

TIMING AND VALUATION

     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to 4:00 p.m. Eastern time. Any premiums received after that time will be credited to your policy on the next Business Day. A "Business Day" is any day that the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

     The fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading.

FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return the policy to us and receive a refund. You can cancel increases in the face amount of your policy under the same time limits.

     We will allocate premium payments you make with your application or during the free look period to our General Account until 20 days after your policy has been delivered. After the end of the Free Look Period we will then allocate the premium plus any accrued interest to the Investment Divisions you have selected. However, if you cancel your policy, we will pay you only the greater of your policy's cash value on the date you return the policy or the total premium payments you have made, less any loans and any partial withdrawals you have taken.


     You can return the policy to Service Office at: NYLIFE Distributors LLC,
Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211(or any other address we indicate to you in writing), or you can deliver it to the registered representative from whom you purchased the policy.


PREMIUM PAYMENTS

     When we receive a premium payment, we deduct the sales expense, state tax and federal tax charges that apply. The balance of the premium is called the "net premium." We apply your net premium to the Investment Divisions and/or Fixed Account, according to your instructions.

     If you elect the Guideline Premium Test ("GPT")to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the guideline premium test, we will return to you the excess amount within 60 days after end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. See "Life Insurance Benefit Options" for more information. You can call
(913) 906-4000 to determine whether an additional premium payment would be allowed under your policy.

     The premium payments you make during the free look period are applied to your net premium, which is the balance of any planned or unplanned premium payment after we deduct sales expense, state tax, and any federal tax charges that apply, to our General Account. After this period is over, we allocate the net premium, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form. The allocation percentages must be in whole numbers and total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's cash value. If payment by check is returned for insufficient funds for two consecutive months, the privilege to pay by check or electronically will be suspended until we agree to reinstate it.

                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     Insurance coverage under the policy will begin on the later of the Policy Date or the date we receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     The policyowner can apply in writing to increase the Face Amount of the policy. In addition, on or after the first policy anniversary, the policyowner can apply in writing to decrease the Face Amount of the policy. The policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under Internal Revenue Code Section 7702 after the change is made. Requested decreases and increases in Base Face Amount will cause a corresponding change in the amount of the surrender charge premium.

     The amount of an increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability that is satisfactory to us for an increase. If this evidence results in a change of underwriting class, we will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day we approve the policyowner's request for the increase. An increase in Face Amount may increase the cost of insurance charge.

     The policyowner may also request decreases in coverage. For a decrease which reduces the Base Face Amount, the appropriate surrender charge will be deducted from the Cash Value. See "Section III: Charges Under the Policy--Surrender Charge." A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day we receive the policyowner's request for the decrease. Decreases are subject to the minimum Base Face Amount of $25,000 or that required by state law.

POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured died. These proceeds will equal:

         1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

     plus 2) any additional death benefits available under the riders you have chosen;

     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy;

     less 4) any outstanding policy charges.

     We will pay interest on these proceeds from the date the insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See "Life Insurance Benefit Options" for more information.

PAYEES

     The beneficiary is the person(s) or entity /ies you have specified on our records to receive insurance proceeds from your policy. You have certain options regarding the policy's beneficiary:

     -- You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the insured dies.

     -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.


     -- You can change a revocable beneficiary while the insured is living by writing to our Service Office at: NYLIFE Distributors LLC, Attention:
        Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address we indicate to you in writing).


     -- If no beneficiary is living when the insured dies, we will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS


     If the policy is still in effect, we will pay any Cash Surrender Value, partial withdrawals, loan proceeds or the Policy Proceeds generally within 7 days after we receive all of the necessary requirements at our Service Office located at: NYLIFE Distributors LLC., Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address we indicate to you in writing).

     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial withdrawal from the Separate Account, the Cash Surrender Value or the Policy Proceeds during any period that:

       (a) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC")' or the SEC declares that an emergency exists; or

       (b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date we receive your request.

     -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

     -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the cash value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at an annual rate of at least 3%, set each year, and not less than required by law.

DEATH CLAIMS

     The beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at our Service Office, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     We will pay the Policy Proceeds in one sum unless the beneficiary chooses otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     -- Interest Accumulation Option (Option 1 A)
        Under this option, the portion of the Policy Proceeds the beneficiary chooses to keep with us will earn interest each year. The beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1 B)
        Under this option, we will pay interest on all or part of the Policy Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or each year.

     -- Life Income Option (Option 2)
        Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

        Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

        If you make a request, we will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

  1996 AND EARLIER   1997-2005   2006-2015   2016-2025   2026-2035   2036 AND LATER
  ----------------   ---------   ---------   ---------   ---------   --------------
  +2 years....        +1 year        0        -1 year    -2 years       -3 years

     A decrease in the payee's age results in lower payments than if no decrease was made.

ELECTING OR CHANGING A PAYMENT OPTION

     While the insured is living, you can elect or change your payment option. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option.

     After the insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

LIFE INSURANCE BENEFIT OPTIONS

     The death benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, we will pay the Beneficiary the death benefit determined as of the date the Insured dies, less the policy debt. All or part of the Death Benefit can be paid in cash or applied under one or more of our payment options described under "Policy Payment Information - Death Claims."

     The amount of the death benefit is determined by whether the policyowner has chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2. Life Insurance Benefit Option 1 provides a life insurance benefit equal to the greater of (i) the Face Amount or (ii) the Cash Value multiplied by the percentage in the appropriate Internal Revenue Code Section 7702 table. Life Insurance Benefit Option 2 provides a life insurance benefit equal to the greater of (i) the Face Amount plus the Cash Value or (ii) the Cash Value multiplied by a percentage in the appropriate Internal Revenue Code Section 7702 table. The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in "Section X: Additional Information - Payment Options." We subtract any Policy Debt and any charges incurred but not deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 95, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the life insurance benefit under the policy will equal the Cash Value. We will reduce the amount of the life insurance benefit proceeds by any Policy Debt. Also, note, an insurance contract is uncertain after the Insured is age 100. See "Federal Income Tax Considerations - Status of the Policy After the Insured is Age 95" for more information.

     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the Guideline Premium Test ("GPT") or the Cash Value Accumulation Test ("CVAT").

     You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by the age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on age and sex of the insured) of the cash value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same face amount and premium payments under these options:

     -- If you choose Option 1, your Life Insurance Benefit will not vary in amount and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

     -- If you choose Option 2, your Life Insurance Benefit will vary with your policy's cash value and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

                                 CORRIDOR TABLE

INSURED'S AGE                INSURED'S AGE
  ON POLICY        % OF        ON POLICY        % OF
 ANNIVERSARY    CASH VALUE    ANNIVERSARY    CASH VALUE
-------------   ----------   -------------   ----------
   0-40            250           61             128
    41             243           62             126
    42             236           63             124
    43             229           64             122
    44             222           65             120
    45             215           66             119
    46             209           67             118
    47             203           68             117
    48             197           69             116
    49             191           70             115
    50             185           71             113
    51             178           72             111
    52             171           73             109
    53             164           74             107
    54             157          75-90           105
    55             150           91             104
    56             146           92             103
    57             142           93             102
    58             138           94             101
    59             134        95 & Over         100
    60             130

                                   CVAT TABLE

 INSURED'S                              INSURED'S
    AGE                                    AGE
 ON POLICY             % OF             ON POLICY             % OF
ANNIVERSARY         CASH VALUE         ANNIVERSARY         CASH VALUE
-----------   ----------------------   -----------   ----------------------
              MALE   FEMALE   UNISEX                 MALE   FEMALE   UNISEX
              ----   ------   ------                 ----   ------   ------
    18        691     830      715         57        207     240      213
    19        671     803      694         58        202     233      207
    20        652     778      674         59        196     226      202
    21        634     753      654         60        191     220      197
    22        615     729      635         61        187     214      192
    23        597     705      616         62        182     208      187
    24        579     683      597         63        178     202      182
    25        564     661      579         64        173     197      178
    26        544     639      561         65        169     191      174
    27        527     618      543         66        166     186      170
    28        511     598      526         67        162     182      166
    29        494     579      509         68        159     177      162
    30        478     560      493         69        155     172      159
    31        463     541      477         70        152     168      155
    32        448     524      461         71        149     164      152
    33        433     507      446         72        146     160      149
    34        419     490      432         73        143     156      146
    35        405     474      417         74        141     152      143
    36        392     458      404         75        138     149      141
    37        380     443      391         76        136     146      138
    38        367     429      378         77        134     143      136
    39        356     415      366         78        132     140      134
    40        344     402      354         79        130     137      132
    41        333     389      343         80        128     134      130
    42        323     377      332         81        126     132      128
    43        313     365      322         82        125     130      126
    44        303     354      312         83        123     127      124
    45        294     343      303         84        122     125      123
    46        285     333      293         85        120     123      121
    47        276     323      285         86        119     121      120
    48        268     313      276         87        118     119      118
    49        260     303      268         88        116     118      117
    50        253     294      260         89        115     116      115
    51        245     286      252         90        113     114      114
    52        238     277      245         91        112     112      112
    53        231     269      238         92        110     110      110
    54        225     261      231         93        107     108      108
    55        219     254      225         94        104     104      104
    56        213     247      219     95 & Over     100     100      100

THE EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

     Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     On or after the first policy anniversary, the policyowner can change the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the Business Day we approve the policyowner's signed request. If the policyowner changes from Option 1 to Option 2, the Base Face Amount of the policy will be decreased by the Cash Value. No surrender charges will apply to this automatic decrease in Base Face Amount. If the policyowner changes from Option 2 to Option 1, the Base Face Amount of the policy will be increased by the Cash Value. The surrender charge premium will not be affected by changes in the Life Insurance Benefit Option. You can change the Life Insurance Benefit Option for your policy while the Primary Insured is alive.

     We may prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the face amount of the policy to be less than the policy minimum, (ii) cause the policy to fail to qualify as life insurance under
Section 7702 of the Internal Revenue Code, or (iii) cause the policy's face amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted on or after the policy anniversary on which the insured is age 95.


     In order to change your Life Insurance Benefit Option, you must submit a signed request to our Service Center located at: NYLIFE Distributors LLC,
Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address we indicate to you in writing).


                          ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount or rider amount increase as a result of a change in the Life Insurance Benefit Option. For any increase(s) in Face Amount or rider amount other than one due to a change in the Life Insurance Benefit Option, this two-year period begins on the effective date of the increase.

SUICIDE

     If the Insured commits suicide within two years from the Issue Date or less where required by law (or with respect to an increase in Face Amount or rider amount, the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premium paid, less any Policy Debt and partial withdrawals.

MISSTATEMENT OF AGE OR SEX

     If the policy application misstates the Insured's age or sex, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

ASSIGNMENT

     While the Insured is living, the policy may be assigned as collateral for a loan or other obligation. For an assignment to be binding on us, we must receive a signed copy of it at our Service Office or such other location that we indicate to the policyowner in writing. We are not responsible for the validity of any assignment.
                       PARTIAL WITHDRAWALS AND SURRENDERS

                              PARTIAL WITHDRAWALS

     The policyowner may make a partial withdrawal of the policy's Cash Surrender Value, at any time while the Insured is living. The maximum partial withdrawal cannot exceed the value of the Accumulation Units in the Investment Divisions plus the value of the Fixed Account less any Policy Debt. The minimum partial withdrawal is $500, and at least $500 of Cash Surrender Value, plus any Policy Debt must remain following the withdrawal. The partial withdrawal will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell us. There may be a processing charge equal to the lesser of $25 or 2% of the amount withdrawn applied to any partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation or, if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions in proportion to the amount in each.

     A partial withdrawal will be prohibited if it would cause the Base Face Amount to drop below $25,000 or that amount required by state law. If Life Insurance Benefit Option 1 is in effect, the Base Face Amount will be reduced by the amount of the partial withdrawal. If Life Insurance Benefit Option 2 is in effect, the Base Face Amount will not be changed by the amount of the partial withdrawal. A partial withdrawal will not be permitted during the first Policy Year if Life Insurance Benefit Option 1 is in effect.


REQUESTING A PARTIAL WITHDRAWAL


     You can request a partial withdrawal from your policy by sending a written request to our Service Office at: NYLIFE Distributors LLC, Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address we indicate to you in writing) or by calling (913) 906-4000. Faxed requests are not acceptable and will not be honored at any time.


     We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See "Policy Proceeds" for more information.)

     Unless you choose a later effective date, your requested partial withdrawal will be effective on the date we receive your written request at our Service Office. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE's close at 4:00 p.m., EST, then the requested partial withdrawal will be effective on the next Business Day.

     A partial withdrawal may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

THE EFFECT OF A PARTIAL WITHDRAWAL

     When you make a partial withdrawal, we reduce your cash value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge.

     -- OPTION 1
      If you have elected Life Insurance Benefit Option 1, we reduce your policy's face amount and your Policy Proceeds by the amount of the partial withdrawal (not including the effect of any withdrawal fee or surrender charge). This occurs because your Life Insurance Benefit under this option is equal to your policy's face amount.

     -- OPTION 2
      If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's face amount but we will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.

                                   SURRENDERS

CASH SURRENDER VALUE


     The policy may be surrendered for its Cash Surrender Value, less any Policy Debt at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the Business Day we receive a signed surrender request in proper form at our Service Office. The Cash Surrender Value is the Cash Value, less any surrender charges.


REQUESTING A SURRENDER


     You can surrender the policy by sending a written request and the policy to our Service Office at: NYLIFE Distributors LLC, Attention: Executive Benefits, 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.


WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the day we receive your written request and the policy. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE's close, the requested surrender will be effective on the next

Business Day on which the NYSE is open. We will mail the surrender proceeds within seven days after the effective date. All life insurance coverage under your Policy ends on the date we receive your surrender request.

SURRENDER CHARGES

     During the first nine Policy Years, we will assess a surrender charge on a complete surrender or a requested decrease in Base Face Amount (not including any term insurance amount). Thus, the surrender charge would be lower if you combine term insurance with the base policy. The surrender charge is based on the Policy Year in which the surrender or decrease in Base Face Amount is made and will be deducted from the policy's Cash Value in the Investment Divisions and the Fixed Account in proportion to the policy's Cash Value in each. Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time.
                                     LOANS

     Using the policy as sole security, the policyowner can borrow up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Surrender Value, less (ii) any Policy Debt.

LOAN ACCOUNT

     The Loan Account secures any Policy Debt, and is part of our General Account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro rata basis unless the policyowner requests otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; plus (3) the interest to the next policy anniversary on the requested loan amount and on any Policy Debt; minus (4) the amount in the Loan Account. On each policy anniversary, the Loan Account will be increased by an amount equal to the loan interest to the next policy anniversary on any Policy Debt. The effective date of the loan is the Business Day we make payment.

     The value in the Loan Account will never be less than (a+b)- c, where:

     a = the amount in the Loan Account on the prior policy anniversary;

     b = the amount of any loan taken since the prior policy anniversary; and

     c = any loan amount repaid since the prior policy anniversary.

     On each policy anniversary, if the outstanding loan plus interest to the next policy anniversary exceeds the amount in the Loan Account, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

     On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans plus interest to the next policy anniversary, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts transferred will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts transferred will be allocated according to the policyowner's premium allocation in effect at the time of transfer unless the policyowner indicated to us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

     The amount held in the Loan Account earns interest at a rate we determine. Such rate will never be lower than 2% less than the effective annual loan interest rate and in no event will it be less than 4%. Currently, the amount in the Loan Account is credited with interest at a rate that is 2% less than the effective annual loan interest rate during the first 10 Policy Years, and we currently expect to credit 0.5% less than the effective annual loan interest rate in subsequent Policy Years. These rates are not guaranteed and we can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

     Unless we set a lower rate for any period, the effective annual loan interest rate we charge is 6%, payable in arrears. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

     On the date of death, the date the policy ends, the date of a loan repayment or on any other date we specify, we will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the Insured dies.

     Any loan interest due on a policy anniversary which you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the cash value, the greater the risk that the remaining cash value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.

LOAN REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. When a loan repayment is made, we will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under "Loan Account" above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by New York Life will be applied as directed by the policy owner.

     If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt, from these proceeds. In addition, if an unpaid loan exceeds the Cash Surrender Value of the policy, we will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which we mail that notice to the policyowner if the excess of the unpaid loan over the Cash Surrender Value is not paid within that 31 days.

EXCESS LOAN CONDITION

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the cash value of your policy less any applicable surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held In the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the Internal Revenue Code ("lRC"). If the Policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Tax Considerations" for more information.)

                         TERMINATION AND REINSTATEMENT

LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value, less any Policy Debt, of your policy is insufficient to pay for monthly deductions for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. You policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits.

     If your policy's Cash Surrender Value, less any Policy Debt, on any Monthly Deduction Day is less than the monthly deductions due from cash value for the next policy month, your policy will enter a "late period" for 62 days after that date. Your policy will remain in effect during the late period. If the late period expires without sufficient payment, however, then we will terminate your policy without any benefits.

     If the insured dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any Policy Debt and any unpaid monthly deductions due from the cash value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies. When your policy is terminated, it has no value and no benefits accrue upon the death of the Insured.

REINSTATEMENT OPTION

     For a period of five years after termination, the policyowner can request that we reinstate the policy (and any riders) during the Insured's lifetime. We will not reinstate the policy if it has been returned for its Cash Surrender Value less any Policy Debt. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

     Before we will reinstate the policy, we must receive the following:

     -- A payment in an amount that is sufficient to keep the policy (and any riders) in force for at least 2 months based on the Cash Surrender Value which is reinstated. This payment will be in lieu of the payment of all premiums in arrears.

     -- Any unpaid loan must also be repaid, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the loan rate.

     -- Evidence of insurability satisfactory to us if the reinstatement is requested more than 31 days after termination.

     The Cash Value which will be reinstated is equal to the Cash Value at the time of lapse less the difference between the surrender charge at the time of lapse and the surrender charge which is reinstated. The surrender charge that is reinstated is based on the Policy Year in which the reinstatement is made. If the surrender charge reinstated exceeds the Cash Value reinstated, we will require payment of an amount equal to the difference.

     If we do reinstate the policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated. The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement.

                       FEDERAL INCOME TAX CONSIDERATIONS



OUR INTENT



     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.



     The discussion in this section is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations or interpretations.



     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon your circumstances.



TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT



     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values and are automatically applied to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.



CHARGES FOR TAXES



     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the Internal Revenue Code in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.



     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.



DIVERSIFICATION STANDARDS AND CONTROL ISSUES



     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the Internal Revenue Code only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with Internal Revenue Code Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds have committed to us that the Eligible Portfolios will meet the diversification requirements.



     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.



LIFE INSURANCE STATUS OF POLICY



     We believe that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Internal Revenue Code. Pursuant to
Section 101(g) of the Internal Revenue Code, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)



     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.



     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.



MODIFIED ENDOWMENT CONTRACT STATUS



     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.



     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven policy years, or which is attributable to the crediting of interest with respect to such premiums.



     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.



     If a policy fails the 7-pay test, all distributions (including loans) occurring in the policy year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Internal Revenue Code, any distribution or loan made within two Policy Years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.



POLICY SURRENDERS AND PARTIAL WITHDRAWALS



     Upon a full surrender of a policy for its cash surrender value, you will recognize ordinary income for federal tax purposes to the extent that the cash value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.



     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the Internal Revenue Code prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the cash value (both loaned and unloaned) over the previously unrecovered premiums paid.



     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.



     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

POLICY LOANS AND INTEREST DEDUCTIONS



     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% tax.



     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.



     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.



CORPORATE OWNERS



     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.



EXCHANGES OR ASSIGNMENTS OF POLICIES



     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.



REASONABLENESS REQUIREMENT FOR CHARGES



     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

OTHER TAX ISSUES



     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.



WITHHOLDING



     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the Internal Revenue Service has notified us that a tax identification number is incorrect.



     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.


                           SALES AND OTHER AGREEMENTS


     NYLife Distributors LLC, ("NYLife Distributors"), a member of the National Association of Securities Dealers, is the principal underwriter and the distributor of the policies. NYLife Distributors is an indirect wholly-owned subsidiary of New York Life. NYLife Distributors is engaged in the business of underwriting and distributing units of the Separate Account and shares of open-end investment companies, including The MainStay Funds and the Eclipse Funds Inc.


     For policies issued prior to September 28, 1999, the commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLife Distributors during a policy's first year will not exceed 35% of the premiums paid up to a policy's surrender charge premium (5% in Policy Years two through ten) plus 3% of premiums paid in excess of such amount. Commissions paid in Policy Years eleven and beyond are 2% of premium paid.

     For policies issued on or after September 28, 1999, the commissions paid during a policy's first year will not exceed 35% of the premiums paid up to a policy's surrender charge premium (2.5% in Policy Years two through ten) plus 1.25% of premiums paid in excess of such amount. No commissions are paid in Policy Years eleven and beyond. Apart from commissions, registered representatives may receive compensation for policy administration services which they provide pursuant to the terms of a service agreement.

     We receive payments or compensation from some or all of the Funds of their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. The amounts we receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.



     The total commissions paid during the fiscal years dated 2003, 2002 and 2001 were $155,378, $162,653, and $208,525, respectively. NYLIFE Distributors did not retain any of these fees.



     The following lists by jurisdiction any variations to the statements made in this prospectus.


                               LEGAL PROCEEDINGS


     NYLIAC is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also, from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.


     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.
                              RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing the cash value, cash surrender value and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS


     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included in the SAI. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036.


     Information about CSVUL (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CSVUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

     For a personalized illustration, contact your Registered Representative or call our toll-free number, 1-800-598-2019.

SEC File Number:


                                STATE VARIATIONS



NEW YORK



     Free Look. Within 10 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. Payments will be allocated to the General Account until 10 days after delivery of the policy. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is mailed or delivered to the Home Office or to the Service Office, or to the Registered Representative through whom it was purchased, or the premiums paid, less loans and withdrawals.



NORTH CAROLINA



     Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid, less loans and withdrawals.



OKLAHOMA



     Free Look. Within 20 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount we refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid, less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.



     A table of surrender charge premium rates per thousand appears in Appendix A to the Policy Prospectus.

                                   APPENDIX A
                  SURRENDER CHARGE PREMIUM RATES PER THOUSAND

     The surrender charge premium for the policy is equal to (a * b)/1000 where
(a) is the surrender charge premium rates per thousand applicable to the age of the Insured on the Policy Date, as set forth in the table below, and (b) is the initial Face Amount. The result is then multiplied by the applicable percentage shown in the Section "Surrender Charges."

                            SURRENDER CHARGE
                              PREMIUM RATE
                AGE           PER THOUSAND
                ---         ----------------
                18                2.60
                19                2.80
                20                3.00
                21                3.20
                22                3.40
                23                3.60
                24                3.80
                25                4.00
                26                4.20
                27                4.40
                28                4.60
                29                4.80
                30                5.00
                31                5.20
                32                5.40
                33                5.60
                34                5.80
                35                6.00
                36                6.30
                37                6.60
                38                6.90
                39                7.20
                40                7.50
                41                7.80
                42                8.10
                43                8.40
                44                8.70
                45                9.00
                46                9.60
                47               10.20
                48               10.80
                49               11.40
                50               12.00
                51               12.60

                            SURRENDER CHARGE
                              PREMIUM RATE
                AGE           PER THOUSAND
                ---         ----------------
                52               13.20
                53               13.80
                54               14.40
                55               15.00
                56               16.40
                57               17.80
                58               19.20
                59               20.60
                60               22.00
                61               23.60
                62               25.20
                63               26.80
                64               28.40
                65               30.00
                66               31.80
                67               33.60
                68               35.40
                69               37.20
                70               39.00
                71               41.40
                72               43.80
                73               46.20
                74               48.60
                75               51.00
                76               54.00
                77               57.00
                78               60.00
                79               63.00
                80               66.00
                81               69.60
                82               73.20
                83               76.80
                84               80.40
                85               84.00

                                   APPENDIX B


                                 ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit and premium as follows:


     The tables are for a guaranteed issue policy issued to a male with a nonsmoker underwriting class and issue age 45 with a planned annual premium of $20,000 for 21 years, an initial face amount of $1,000,000 and no riders. It assumes that 100% of the net premium is allocated to the separate account.


     The tables show how the Life Insurance Benefit, cash value and cash surrender value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The tables will assist in the comparison of the Life Insurance Benefit, cash value and cash surrender value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, cash value and cash surrender value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

     Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charges is based on the current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the cash value at their current levels.

     Table 2 reflects all deductions and charges under the policy and assumes that the cost of Insurance charges is based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the cash value at their guaranteed levels.


     Table 1 reflects a monthly mortality and expense risk charge equal to an annual rate of 0.7% for years 1-10 and 0.3% for years 11+ (on a current basis) of the cash value allocated to the Separate Account.



     Table 2 reflects a monthly mortality and expense risk charge equal to an annual rate of 0.9% (on a guaranteed basis) of the cash value allocated to the Separate Account.



     All tables reflect total assumed investment advisory fees together with other expenses incurred by the funds of 0.76% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.



     Taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to illustrated net investment returns of: -1.65%, 4.25%, and 10.15% based on guaranteed assumptions, and -1.45%, 4.46%, and 10.37% based on current assumptions.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish upon request a comparable illustration using the age, sex and underwriting classification of the insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                     CSVUL



                                    TABLE 1



                    MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE


                    PLANNED ANNUAL PREMIUM: $20,000 FOR 21 YEARS


                    INITIAL FACE AMOUNT: $1,000,000


                    LIFE INSURANCE BENEFIT OPTION 1


                    CASH VALUE ACCUMULATION TEST



                    ASSUMING CURRENT CHARGES



                  END OF YEAR DEATH BENEFIT(1)         END OF YEAR CASH VALUE(1)     END OF YEAR CASH SURRENDER VALUE
               ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                      INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
 VALUE(1)     ------------------------------------   -----------------------------   --------------------------------
POLICY YEAR       0%           6%          12%         0%        6%         12%         0%         6%         12%
-----------   ----------   ----------   ----------   -------   -------   ---------   --------   --------   ----------
     1        1,000,000    1,000,000    1,000,000     16,369    17,414      18,461    13,439     14,484       15,531
     2        1,000,000    1,000,000    1,000,000     32,330    35,433      38,664    29,400     32,503       35,734
     3        1,000,000    1,000,000    1,000,000     47,894    54,093      60,802    44,964     51,163       57,872
     4        1,000,000    1,000,000    1,000,000     62,997    73,353      85,010    60,067     70,423       82,080
     5        1,000,000    1,000,000    1,000,000     77,695    93,299     111,572    74,765     90,369      108,642
     6        1,000,000    1,000,000    1,000,000     91,936   113,907     140,688    89,596    111,567      138,348
     7        1,000,000    1,000,000    1,000,000    105,565   135,054     172,483   103,805    133,294      170,723
     8        1,000,000    1,000,000    1,000,000    118,435   156,622     207,121   117,265    155,452      205,951
     9        1,000,000    1,000,000    1,000,000    130,983   179,069     245,349   130,393    178,479      244,759
    10        1,000,000    1,000,000    1,000,000    143,371   202,594     287,715   143,371    202,594      287,715
    15        1,000,000    1,000,000    1,152,751    202,592   341,033     586,722   202,592    341,033      586,722
    20        1,000,000    1,000,000    1,856,334    248,677   512,079   1,070,096   248,677    512,079    1,070,096
    25        1,000,000    1,000,000    2,708,851    202,872   641,877   1,744,810   202,872    641,877    1,744,810


---------------


Assuming a fund fee average of .76%:


0% gross = -1.45% net


6% gross = 4.46% net


12% gross = 10.37% net



(1) Assumes no policy loan or partial withdrawal has been made.

                                     CSVUL



                                    TABLE 2



                    MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE


                    PLANNED ANNUAL PREMIUM: $20,000 FOR 21 YEARS


                    INITIAL FACE AMOUNT: $1,000,000


                    LIFE INSURANCE BENEFIT OPTION 1


                    CASH VALUE ACCUMULATION TEST



                    ASSUMING GUARANTEED CHARGES



                  END OF YEAR DEATH BENEFIT(1)         END OF YEAR CASH VALUE(1)     END OF YEAR CASH SURRENDER VALUE
               ASSUMING HYPOTHETICAL GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                      INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
 VALUE(1)     ------------------------------------   -----------------------------   --------------------------------
POLICY YEAR       0%           6%          12%         0%        6%         12%         0%         6%         12%
-----------   ----------   ----------   ----------   -------   -------   ---------   --------   --------   ----------
     1        1,000,000    1,000,000    1,000,000     13,607    14,552      15,500    10,677     11,622       12,570
     2        1,000,000    1,000,000    1,000,000     26,706    29,436      32,285    23,776     26,506       29,355
     3        1,000,000    1,000,000    1,000,000     39,310    44,679      50,504    36,380     41,749       47,574
     4        1,000,000    1,000,000    1,000,000     51,323    60,193      70,209    48,393     57,263       67,279
     5        1,000,000    1,000,000    1,000,000     62,762    76,007      91,579    59,832     73,077       88,649
     6        1,000,000    1,000,000    1,000,000     73,645    92,152     114,817    71,305     89,812      112,477
     7        1,000,000    1,000,000    1,000,000     83,878   108,550     140,040    82,118    106,790      138,280
     8        1,000,000    1,000,000    1,000,000     93,373   125,127     167,391    92,203    123,957      166,221
     9        1,000,000    1,000,000    1,000,000    102,150   141,917     197,148   101,560    141,327      196,558
    10        1,000,000    1,000,000    1,000,000    110,121   158,853     229,524   110,121    158,853      229,524
    15        1,000,000    1,000,000    1,000,000    136,248   244,864     442,798   136,248    244,864      442,798
    20        1,000,000    1,000,000    1,350,520    132,437   329,902     778,517   132,437    329,902      778,517
    25        1,000,000    1,000,000    1,823,177        489   314,541   1,174,335       489    314,541    1,174,335


---------------


Assuming a fund fee average of .76%:


0% gross = -1.65% net


6% gross = 4.25% net


12% gross = 10.15% net



(1) Assumes no policy loan or partial withdrawal has been made.

                      STATEMENT OF ADDITIONAL INFORMATION

                                     DATED


                                  MAY 1, 2004


                                      FOR

                              CORPORATE SPONSORED
                        VARIABLE UNIVERSAL LIFE POLICIES

                                      FROM

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Corporate Sponsored Variable Universal Life (CSVUL) prospectus. You should read the SAI in conjunction with the current CSVUL prospectus dated May 1, 2004 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at (913) 906-4000 or writing to NYLIAC at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211. Terms used but not defined in the SAI have the same meaning as in the current CSVUL prospectus.


                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
About the Financial Statements..............................     2
Financial Statements........................................   F-1

     CSVUL IS OFFERED UNDER NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                         ABOUT THE FINANCIAL STATEMENTS


     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003


                                                              MAINSTAY VP
                                             MAINSTAY VP        CAPITAL        MAINSTAY VP      MAINSTAY VP
                                                BOND--       APPRECIATION--        CASH        CONVERTIBLE--
                                            INITIAL CLASS    INITIAL CLASS      MANAGEMENT     INITIAL CLASS
                                            -----------------------------------------------------------------
ASSETS:
  Investment at net asset value...........   $  3,974,080     $ 21,432,563     $  8,530,873     $    178,668

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and
    expense risk charges..................          6,985           39,138            3,390               42
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $  3,967,095     $ 21,393,425     $  8,527,483     $    178,626
                                             ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    CSVUL Policies........................   $  3,967,095     $ 21,393,425     $    166,266     $        219
    CESVUL Policies.......................             --               --               --               --
    CESVUL2 Policies......................             --               --        8,361,217          178,407
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $  3,967,095     $ 21,393,425     $  8,527,483     $    178,626
                                             ============     ============     ============     ============
    CSVUL Variable accumulation unit
      value...............................   $      13.95     $       8.72     $       1.18     $      10.09
                                             ============     ============     ============     ============
    CESVUL Variable accumulation unit
      value...............................   $         --     $         --     $         --     $         --
                                             ============     ============     ============     ============
    CESVUL2 Variable accumulation unit
      value...............................   $         --     $      11.21     $       1.01     $      11.98
                                             ============     ============     ============     ============
Identified Cost of Investment.............   $  3,933,004     $ 33,677,513     $  8,531,035     $    174,946
                                             ============     ============     ============     ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                       MAINSTAY VP
                      MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL       MID CAP
     GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--          CORE--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    ---------------------------------------------------------------------------------------------------
     $    821,889     $ 31,238,488     $  3,261,493     $ 93,593,834     $ 16,425,295     $     45,420

            1,378           57,155            5,830          170,520           29,602               28
     ------------     ------------     ------------     ------------     ------------     ------------
     $    820,511     $ 31,181,333     $  3,255,663     $ 93,423,314     $ 16,395,693     $     45,392
     ============     ============     ============     ============     ============     ============
     $    767,094     $ 30,953,463     $  3,187,581     $ 93,168,471     $ 16,085,768     $         --
               --               --               --               --               --               --
           53,417          227,870           68,082          254,843          309,925           45,392
     ------------     ------------     ------------     ------------     ------------     ------------
     $    820,511     $ 31,181,333     $  3,255,663     $ 93,423,314     $ 16,395,693     $     45,392
     ============     ============     ============     ============     ============     ============
     $      13.63     $      10.56     $      14.54     $      10.41     $      11.52     $         --
     ============     ============     ============     ============     ============     ============
     $         --     $         --     $         --     $         --     $         --     $         --
     ============     ============     ============     ============     ============     ============
     $      10.42     $      12.12     $      13.10     $      10.44     $      12.71     $      13.17
     ============     ============     ============     ============     ============     ============
     $    810,613     $ 41,225,875     $  2,840,376     $114,160,977     $ 16,670,167     $     37,258
     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003

                                                                               MAINSTAY VP      MAINSTAY VP
                                                                                 AMERICAN      DREYFUS LARGE
                                             MAINSTAY VP      MAINSTAY VP     CENTURY INCOME      COMPANY
                                            TOTAL RETURN--      VALUE--        AND GROWTH--       VALUE--
                                            INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                            -----------------------------------------------------------------
ASSETS:
  Investment at net asset value...........   $  1,258,537     $     61,278     $      4,006     $    390,057

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and
    expense risk charges..................          2,269               42                3              670
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $  1,256,268     $     61,236     $      4,003     $    389,387
                                             ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    CSVUL Policies........................   $  1,256,268     $      2,282     $         --     $    352,899
    CESVUL Policies.......................             --               --               --               --
    CESVUL2 Policies......................             --           58,954            4,003           36,488
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $  1,256,268     $     61,236     $      4,003     $    389,387
                                             ============     ============     ============     ============
    CSVUL Variable accumulation unit
      value...............................   $       8.62     $       9.80     $         --     $      10.39
                                             ============     ============     ============     ============
    CESVUL Variable accumulation unit
      value...............................   $         --     $         --     $         --     $         --
                                             ============     ============     ============     ============
    CESVUL2 Variable accumulation unit
      value...............................   $         --     $      13.05     $      10.63     $      12.82
                                             ============     ============     ============     ============
Identified Cost of Investment.............   $  1,373,248     $     49,137     $      3,771     $    396,464
                                             ============     ============     ============     ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

     MAINSTAY VP
     EAGLE ASSET
      MANAGEMENT      ALGER AMERICAN                       DREYFUS IP      DREYFUS VIF                       FIDELITY(R) VIP
        GROWTH            SMALL                            TECHNOLOGY       DEVELOPING     FIDELITY(R) VIP       EQUITY-
       EQUITY--      CAPITALIZATION--   CALVERT SOCIAL      GROWTH--        LEADERS--      CONTRAFUND(R)--      INCOME--
    INITIAL CLASS     CLASS O SHARES       BALANCED      INITIAL SHARES   INITIAL SHARES    INITIAL CLASS     INITIAL CLASS
    ------------------------------------------------------------------------------------------------------------------------
     $    410,654      $    271,362      $     27,487     $        966     $    198,153     $  1,251,607      $  1,559,072

              557               375                49               --              123            1,237             2,791
     ------------      ------------      ------------     ------------     ------------     ------------      ------------
     $    410,097      $    270,987      $     27,438     $        966     $    198,030     $  1,250,370      $  1,556,281
     ============      ============      ============     ============     ============     ============      ============
     $    252,175      $    198,820      $     27,438     $         --     $         --     $    411,561      $  1,518,344
               --                --                --               --               --               --                --
          157,922            72,167                --              966          198,030          838,809            37,937
     ------------      ------------      ------------     ------------     ------------     ------------      ------------
     $    410,097      $    270,987      $     27,438     $        966     $    198,030     $  1,250,370      $  1,556,281
     ============      ============      ============     ============     ============     ============      ============
     $       5.97      $       7.99      $      11.01     $         --     $         --     $      13.46      $      11.32
     ============      ============      ============     ============     ============     ============      ============
     $         --      $         --      $         --     $         --     $         --     $         --      $         --
     ============      ============      ============     ============     ============     ============      ============
     $      10.08      $      12.27      $         --     $       9.90     $       9.95     $      11.80      $      13.35
     ============      ============      ============     ============     ============     ============      ============
     $    477,563      $    233,315      $     25,352     $        969     $    157,782     $  1,124,502      $  1,421,035
     ============      ============      ============     ============     ============     ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                                FIDELITY(R) VIP
                                            FIDELITY(R) VIP   FIDELITY(R) VIP     INVESTMENT      FIDELITY(R) VIP
                                               GROWTH--         INDEX 500--      GRADE BOND--        MID-CAP--
                                             INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                            ---------------------------------------------------------------------
ASSETS:
  Investment at net asset value...........   $    208,421      $    394,464      $    616,227      $    276,578

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and
    expense risk charges..................             66               230               371               159
                                             ------------      ------------      ------------      ------------
      Total net assets....................   $    208,355      $    394,234      $    615,856      $    276,419
                                             ============      ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    CSVUL Policies........................   $         --      $         --      $         --      $         --
    CESVUL Policies.......................             --                --                --                --
    CESVUL2 Policies......................        208,355           394,234           615,856           276,419
                                             ------------      ------------      ------------      ------------
      Total net assets....................   $    208,355      $    394,234      $    615,856      $    276,419
                                             ============      ============      ============      ============
    CSVUL Variable accumulation unit
      value...............................   $         --      $         --      $         --      $         --
                                             ============      ============      ============      ============
    CESVUL Variable accumulation unit
      value...............................   $         --      $         --      $         --      $         --
                                             ============      ============      ============      ============
    CESVUL2 Variable accumulation unit
      value...............................   $      10.07      $      12.08      $      11.39      $      11.95
                                             ============      ============      ============      ============
Identified Cost of Investment.............   $    186,295      $    338,861      $    604,174      $    220,921
                                             ============      ============      ============      ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                      JANUS ASPEN
                     JANUS ASPEN         SERIES        LORD ABBETT
                        SERIES         WORLDWIDE      SERIES FUND--        MFS(R)
  FIDELITY(R) VIP     BALANCED--        GROWTH--         MID-CAP       INVESTORS TRUST   MFS(R) UTILITIES
    OVERSEAS--      INSTITUTIONAL    INSTITUTIONAL        VALUE           SERIES--           SERIES--
   INITIAL CLASS        SHARES           SHARES         PORTFOLIO       INITIAL CLASS     INITIAL CLASS
  -------------------------------------------------------------------------------------------------------
<S
   $      9,703      $ 11,280,397     $    468,346     $    345,345     $    108,733       $    224,376

              5            19,587              788              178               69                143
   ------------      ------------     ------------     ------------     ------------       ------------
   $      9,698      $ 11,260,810     $    467,558     $    345,167     $    108,664       $    224,233
   ============      ============     ============     ============     ============       ============
   $         --      $ 10,666,660     $    437,401     $         --     $         --       $         --
             --                --               --               --               --                 --
          9,698           594,150           30,157          345,167          108,664            224,233
   ------------      ------------     ------------     ------------     ------------       ------------
   $      9,698      $ 11,260,810     $    467,558     $    345,167     $    108,664       $    224,233
   ============      ============     ============     ============     ============       ============
   $         --      $      14.59     $      10.41     $         --     $         --       $         --
   ============      ============     ============     ============     ============       ============
   $         --      $         --     $         --     $         --     $         --       $         --
   ============      ============     ============     ============     ============       ============
   $      13.23      $      10.60     $       9.77     $      12.06     $      11.60       $      11.14
   ============      ============     ============     ============     ============       ============
   $      7,923      $ 11,158,913     $    512,826     $    314,528     $     97,652       $    204,848
   ============      ============     ============     ============     ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003

                                           MORGAN STANLEY
                                                UIF          MORGAN STANLEY     SCUDDER VIT
                                              EMERGING          UIF U.S.         SMALL CAP      T. ROWE PRICE    T. ROWE PRICE
                                              MARKETS        REAL ESTATE--    INDEX-- CLASS A   EQUITY INCOME     LIMITED-TERM
                                          EQUITY-- CLASS I      CLASS I           SHARES          PORTFOLIO      BOND PORTFOLIO
                                          -------------------------------------------------------------------------------------
ASSETS:
  Investment at net asset value.........    $     30,937      $    658,573     $        994      $  1,955,582     $    133,974

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk
    charges.............................              57               400               --             1,521               75
                                            ------------      ------------     ------------      ------------     ------------
      Total net assets..................    $     30,880      $    658,173     $        994      $  1,954,061     $    133,899
                                            ============      ============     ============      ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    CSVUL Policies......................    $     30,880      $         --     $         --      $    286,403     $         --
    CESVUL Policies.....................              --                --               --                --               --
    CESVUL2 Policies....................              --           658,173              994         1,667,658          133,899
                                            ------------      ------------     ------------      ------------     ------------
      Total net assets..................    $     30,880      $    658,173     $        994      $  1,954,061     $    133,899
                                            ============      ============     ============      ============     ============
    CSVUL Variable accumulation unit
      value.............................    $      10.48      $         --     $         --      $      12.36     $         --
                                            ============      ============     ============      ============     ============
    CESVUL Variable accumulation unit
      value.............................    $         --      $         --     $         --      $         --     $         --
                                            ============      ============     ============      ============     ============
    CESVUL2 Variable accumulation unit
      value.............................    $         --      $      12.38     $      10.37      $      10.50     $      10.55
                                            ============      ============     ============      ============     ============
Identified Cost of Investment...........    $     22,270      $    558,723     $        969      $  1,778,671     $    134,409
                                            ============      ============     ============      ============     ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF OPERATIONS
For the year ended December 31, 2003


                                                              MainStay VP
                                             MainStay VP        Capital        MainStay VP      MainStay VP      MainStay VP
                                                Bond--       Appreciation--        Cash        Convertible--     Government--
                                            Initial Class    Initial Class      Management     Initial Class    Initial Class
                                            ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................  $     162,916    $      42,372    $      34,245    $       3,613    $      38,469
  Mortality and expense risk charges......        (27,113)        (132,195)         (13,586)             (44)          (5,428)
                                            -------------    -------------    -------------    -------------    -------------
      Net investment income (loss)........        135,803          (89,823)          20,659            3,569           33,041
                                            -------------    -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......        195,560          688,892        3,111,247              788           46,087
  Cost of investments sold................       (182,918)      (1,235,494)      (3,111,365)            (734)         (43,190)
                                            -------------    -------------    -------------    -------------    -------------
      Net realized gain (loss) on
        investments.......................         12,642         (546,602)            (118)              54            2,897
  Realized gain distribution received.....         97,348               --               --               --               --
  Change in unrealized appreciation
    (depreciation) on investments.........       (100,260)       5,113,167             (144)           3,774          (26,204)
                                            -------------    -------------    -------------    -------------    -------------
      Net gain (loss) on investments......          9,730        4,566,565             (262)           3,828          (23,307)
                                            -------------    -------------    -------------    -------------    -------------
        Net increase (decrease) in net
          assets resulting from
          operations......................  $     145,533    $   4,476,742    $      20,397    $       7,397    $       9,734
                                            =============    =============    =============    =============    =============

                                             MainStay VP                       MainStay VP
                                               American       MainStay VP      Eagle Asset
                                               Century       Dreyfus Large      Management      Alger American
                                              Income and        Company           Growth            Small            Calvert
                                               Growth--         Value--          Equity--      Capitalization--       Social
                                            Initial Class    Initial Class    Initial Class     Class O Shares       Balanced
                                            ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................  $          50    $       2,747    $         621     $          --     $         488
  Mortality and expense risk charges......             (7)          (2,231)          (1,843)           (1,075)             (163)
                                            -------------    -------------    -------------     -------------     -------------
      Net investment income (loss)........             43              516           (1,222)           (1,075)              325
                                            -------------    -------------    -------------     -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......             80           23,115           18,642            18,428            14,858
  Cost of investments sold................            (90)         (27,905)         (32,498)          (30,526)          (15,089)
                                            -------------    -------------    -------------     -------------     -------------
      Net realized gain (loss) on
        investments.......................            (10)          (4,790)         (13,856)          (12,098)             (231)
  Realized gain distribution received.....             --               --               --                --                --
  Change in unrealized appreciation
    (depreciation) on investments.........            682           86,767           94,934            73,680             4,220
                                            -------------    -------------    -------------     -------------     -------------
      Net gain (loss) on investments......            672           81,977           81,078            61,582             3,989
                                            -------------    -------------    -------------     -------------     -------------
        Net increase (decrease) in net
          assets resulting from
          operations......................  $         715    $      82,493    $      79,856     $      60,507     $       4,314
                                            =============    =============    =============     =============     =============


                                               Dreyfus IP
                                               Technology
                                            Growth-- Initial
                                                Shares(a)
                                            -----------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................    $          --
  Mortality and expense risk charges......               --
                                              -------------
      Net investment income (loss)........               --
                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......               --
  Cost of investments sold................               --
                                              -------------
      Net realized gain (loss) on
        investments.......................               --
  Realized gain distribution received.....               --
  Change in unrealized appreciation
    (depreciation) on investments.........               (3)
                                              -------------
      Net gain (loss) on investments......               (3)
                                              -------------
        Net increase (decrease) in net
          assets resulting from
          operations......................    $          (3)
                                              =============

 Not all Investment Divisions are available under all policies.
(a) For the period November 2003 (Commencement of Investments) through December 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                     MainStay VP
     MainStay VP     High Yield      MainStay VP     MainStay VP     MainStay VP     MainStay VP
       Growth         Corporate        Indexed      International      Mid Cap          Total        MainStay VP
      Equity--         Bond--         Equity--        Equity--         Core--         Return--         Value--
    Initial Class   Initial Class   Initial Class   Initial Class   Initial Class   Initial Class   Initial Class
    -------------------------------------------------------------------------------------------------------------
    $    292,225    $    216,047    $  1,106,779    $    259,038    $        163    $     21,883    $         828
        (189,966)        (19,762)       (570,383)        (95,327)            (69)         (7,892)            (131)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
         102,259         196,285         536,396         163,711              94          13,991              697
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
       1,071,671         243,613       2,920,522         520,810             894          43,557            2,817
      (1,684,079)       (251,782)     (4,180,388)       (631,806)           (831)        (67,390)          (2,680)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
        (612,408)         (8,169)     (1,259,866)       (110,996)             63         (23,833)             137
              --              --              --              --              --              --               --
       6,962,857         672,367      20,982,488       3,640,343           8,625         216,859           12,124
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
       6,350,449         664,198      19,722,622       3,529,347           8,688         193,026           12,261
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
       6,452,708
    $               $    860,483    $ 20,259,018    $  3,693,058    $      8,782    $    207,017    $      12,958
    =============   =============   =============   =============   =============   =============   =============

                                                                                               FIDELITY(R) VIP
      Dreyfus VIF                        Fidelity(R) VIP                                         INVESTMENT
       Developing      Fidelity(R) VIP       EQUITY-       FIDELITY(R) VIP   FIDELITY(R) VIP        GRADE        FIDELITY(R) VIP
       LEADERS--       CONTRAFUND(R)--      INCOME--          GROWTH--         INDEX 500--         BOND--           MID-CAP--
     Initial Shares     Initial Class     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
     $          49      $       2,454     $      18,937     $          45     $         841     $       9,301     $          80
              (318)            (3,476)           (8,962)             (158)             (492)             (972)             (305)
     -------------      -------------     -------------     -------------     -------------     -------------     -------------
              (269)            (1,022)            9,975              (113)              349             8,329              (225)
     -------------      -------------     -------------     -------------     -------------     -------------     -------------
            11,979             65,911           105,508             1,500             6,945            54,713             3,206
           (11,171)           (76,280)         (116,650)           (1,705)           (6,813)          (54,308)           (3,258)
     -------------      -------------     -------------     -------------     -------------     -------------     -------------
               808            (10,369)          (11,142)             (205)              132               405               (52)
                --                 --                --                --                --             3,273                --
            42,257            212,453           376,339            24,484            58,831             6,564            56,102
     -------------      -------------     -------------     -------------     -------------     -------------     -------------
            43,065            202,084           365,197            24,279            58,963            10,242            56,050
     -------------      -------------     -------------     -------------     -------------     -------------     -------------
     $      42,796      $     201,062     $     375,172     $      24,166     $      59,312     $      18,571     $      55,825
     =============      =============     =============     =============     =============     =============     =============


     FIDELITY(R) VIP
       OVERSEAS--
      INITIAL CLASS
    ------------------------------------------------------------------------------------------
      $          19
                (11)
      -------------
                  8
      -------------
              1,738
             (1,614)
      -------------
                124
                 --
              1,951
      -------------
              2,075
      -------------
      $       2,083
      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003

                                                                Janus Aspen
                                                Janus Aspen       Series        Lord Abbett       MFS(R)
                                                  Series         Worldwide     Series Fund--     Investors        MFS(R)
                                                Balanced--       Growth--         Mid-Cap          Trust         Utilities
                                               Institutional   Institutional       Value         Series--        Series--
                                                  Shares          Shares         Portfolio     Initial Class   Initial Class
                                               -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income............................  $     233,331   $       4,403   $      1,600    $         324   $       4,472
  Mortality and expense risk charges.........        (70,562)         (2,574)          (274)            (153)           (481)
                                               -------------   -------------   -------------   -------------   -------------
      Net investment income (loss)...........        162,769           1,829          1,326              171           3,991
                                               -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments..........        434,818          38,498          2,778            3,728           4,910
  Cost of investments sold...................       (399,523)        (80,910)        (2,577)          (3,681)         (5,441)
                                               -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments..........................         35,295         (42,412)           201               47            (531)
  Realized gain distribution received........             --              --          3,307               --              --
  Change in unrealized appreciation
    (depreciation) on investments............      1,131,335         129,245         31,171           13,434          55,934
                                               -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on investments.........      1,166,630          86,833         34,679           13,481          55,403
                                               -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in net assets
          resulting from operations..........  $   1,329,399   $      88,662   $     36,005    $      13,652   $      59,394
                                               =============   =============   =============   =============   =============

 Not all Investment Divisions are available under all policies.
(a) For the period November 2003 (Commencement of Investments) through December 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

    Morgan Stanley
     UIF Emerging    Morgan Stanley    Scudder VIT                       T.Rowe Price
       Markets       UIF U.S. Real      Small Cap       T.Rowe Price       Limited-
       Equity--         Estate--      Index--Class A   Equity Income      Term Bond
       Class I          Class I         Shares(a)        Portfolio        Portfolio
    ----------------------------------------------------------------------------------
    $          --    $          --    $          --    $      24,660    $       2,489
             (158)            (998)              --           (4,581)            (172)
    -------------    -------------    -------------    -------------    -------------
             (158)            (998)              --           20,079            2,317
    -------------    -------------    -------------    -------------    -------------
            6,229            9,732               --          121,583            2,093
           (5,843)          (9,865)              --         (134,828)          (2,061)
    -------------    -------------    -------------    -------------    -------------
              386             (133)              --          (13,245)              32
               --               --               --               --              244
            9,331          130,922               25          321,824             (764)
    -------------    -------------    -------------    -------------    -------------
            9,717          130,789               25          308,579             (488)
    -------------    -------------    -------------    -------------    -------------
    $       9,559    $     129,791    $          25    $     328,658    $       1,829
    =============    =============    =============    =============    =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and December 31, 2002


                                                                  MAINSTAY VP                   MAINSTAY VP
                                                                    BOND--                CAPITAL APPRECIATION--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2003           2002           2003           2002
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).........................  $    135,803   $    120,497   $    (89,823)  $   (125,758)
   Net realized gain (loss) on investments..............        12,642         (3,464)      (546,602)      (443,230)
   Realized gain distribution received..................        97,348          2,924             --             --
   Change in unrealized appreciation (depreciation) on
    investments.........................................      (100,260)       146,556      5,113,167     (7,401,453)
                                                          ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets
      resulting from operations.........................       145,533        266,513      4,476,742     (7,970,441)
                                                          ------------   ------------   ------------   ------------
 Contributions and (withdrawals):
   Payments received from policyowners..................       632,778        630,723        235,823        180,061
   Cost of insurance....................................      (129,801)      (117,734)      (514,720)      (470,377)
   Policyowners' surrenders.............................            --           (354)       (14,435)        (1,023)
   Net transfers from (to) Fixed Account................           111             57             --         28,863
   Transfers between Investment Divisions...............            --          1,972             --             --
   Policyowners' death benefits.........................       (11,726)       (14,629)       (31,025)            --
                                                          ------------   ------------   ------------   ------------
    Net contributions and (withdrawals).................       491,362        500,035       (324,357)      (262,476)
                                                          ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained
    by the Separate Account.............................          (183)          (327)        (5,756)        12,295
                                                          ------------   ------------   ------------   ------------
      Increase (decrease) in net assets.................       636,712        766,221      4,146,629     (8,220,622)
NET ASSETS:
   Beginning of year....................................     3,330,383      2,564,162     17,246,796     25,467,418
                                                          ------------   ------------   ------------   ------------
   End of year..........................................  $  3,967,095   $  3,330,383   $ 21,393,425   $ 17,246,796
                                                          ============   ============   ============   ============

                                                                  MAINSTAY VP
                                                                  HIGH YIELD                    MAINSTAY VP
                                                               CORPORATE BOND--              INDEXED EQUITY--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2003           2002           2003           2002
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).........................  $    196,285   $    203,491   $    536,396   $    483,540
   Net realized gain (loss) on investments..............        (8,169)       (19,918)    (1,259,866)    (1,068,212)
   Realized gain distribution received..................            --             --             --        270,694
   Change in unrealized appreciation (depreciation) on
    investments.........................................       672,367       (189,678)    20,982,488    (21,870,329)
                                                          ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets resulting from
      operations........................................       860,483         (6,105)    20,259,018    (22,184,307)
                                                          ------------   ------------   ------------   ------------
 Contributions and (withdrawals):
   Payments received from policyowners..................       525,802        523,304      1,303,197      1,253,048
   Cost of insurance....................................      (108,413)       (83,379)    (2,200,223)    (1,982,062)
   Policyowners' surrenders.............................       (77,843)        (2,690)       (33,558)       (28,472)
   Net transfers from (to) Fixed Account................        (1,558)       (10,199)         1,023         22,086
   Transfers between Investment Divisions...............            --      1,100,177        164,964             --
   Policyowners' death benefits.........................       (10,976)        (4,277)      (132,281)        (3,624)
                                                          ------------   ------------   ------------   ------------
    Net contributions and (withdrawals).................       327,012      1,522,936       (896,878)      (739,024)
                                                          ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained
    by the Separate Account.............................        (1,295)           188        (26,319)        41,666
                                                          ------------   ------------   ------------   ------------
      Increase (decrease) in net assets.................     1,186,200      1,517,019     19,335,821    (22,881,665)
NET ASSETS:
   Beginning of year....................................     2,069,463        552,444     74,087,493     96,969,158
                                                          ------------   ------------   ------------   ------------
   End of year..........................................  $  3,255,663   $  2,069,463   $ 93,423,314   $ 74,087,493
                                                          ============   ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period April 2002 (Commencement of Investments) through December 2002.
(b) For the period May 2002 (Commencement of Investments) through December 2002.
(c) For the period November 2002 (Commencement of Investments) through December 2002.
(d) For the period December 2002 (Commencement of Investments) through December 2002.
(e) For the period November 2003 (Commencement of Investments) through December 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I


                                          MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            MAINSTAY VP                  CONVERTIBLE--                 GOVERNMENT--                 GROWTH EQUITY--
          CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003           2002           2003           2002           2003           2002
    ---------------------------------------------------------------------------------------------------------------------
    $     20,659   $     29,273   $      3,569   $         32   $     33,041   $     14,569   $    102,259   $     64,437
            (118)            23             54             --          2,897          1,443       (612,408)      (476,887)
              --             22             --             --             --             --             --             --
            (144)           (19)         3,774            (52)       (26,204)        39,360      6,962,857     (7,695,754)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          20,397         29,299          7,397            (20)         9,734         55,372      6,452,708     (8,108,204)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,261,989         94,936          5,481             --        145,637        145,489      1,203,930      1,200,468
        (122,944)       (59,762)          (402)           (12)       (30,409)       (28,146)      (776,780)      (702,533)
              --       (840,034)            --             --             --        (19,667)       (44,838)       (51,631)
       5,616,610      4,893,791             74          1,145         21,596         18,692          1,427        109,257
      (2,519,794)            --        164,964             --             --             --             --             --
              --             --             --             --         (2,813)        (3,550)       (39,705)        (3,336)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,235,861      4,088,931        170,117          1,133        134,011        112,818        344,034        552,225
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
             (16)           (25)            (1)            --             (5)           (83)        (8,355)        14,194
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,256,242      4,118,205        177,513          1,113        143,740        168,107      6,788,387     (7,541,785)
       4,271,241        153,036          1,113             --        676,771        508,664     24,392,946     31,934,731
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $  8,527,483   $  4,271,241   $    178,626   $      1,113   $    820,511   $    676,771   $ 31,181,333   $ 24,392,946
    ============   ============   ============   ============   ============   ============   ============   ============

            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
      INTERNATIONAL EQUITY--            MID CAP CORE--                TOTAL RETURN--                    VALUE--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003         2002(C)          2003           2002           2003           2002
    ---------------------------------------------------------------------------------------------------------------------
    $    163,711   $     88,612   $         94   $         44   $     13,991   $     15,747   $        697   $        532
        (110,996)      (109,744)            63              1        (23,833)       (17,598)           137         (5,162)
              --             --             --             --             --             --             --             35
       3,640,343       (671,675)         8,625           (463)       216,859       (160,010)        12,124            (64)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,693,058       (692,807)         8,782           (418)       207,017       (161,861)        12,958         (4,659)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         203,990        151,899         21,494             --        288,890        290,034         10,092         14,972
        (386,319)      (320,427)          (921)           (73)       (36,206)       (31,566)        (2,914)        (2,861)
         (20,992)        (4,285)            --             --             --             --             --        (18,736)
             613         56,516             --         16,532             --             --             --         30,848
         164,964         (1,034)            --             --             --             --             --             --
         (22,912)            --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (60,656)      (117,331)        20,573         16,459        252,684        258,468          7,178         24,223
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (5,277)         2,698             (4)            --           (263)           257             (5)             8
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,627,125       (807,440)        29,351         16,041        459,438         96,864         20,131         19,572
      12,768,568     13,576,008         16,041             --        796,830        699,966         41,105         21,533
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 16,395,693   $ 12,768,568   $     45,392   $     16,041   $  1,256,268   $    796,830   $     61,236   $     41,105
    ============   ============   ============   ============   ============   ============   ============   ============

             MAINSTAY VP
          AMERICAN CENTURY
         INCOME AND GROWTH--
            INITIAL CLASS
     ---------------------------
         2003         2002(B)
     ---------------------------
     $         43   $         22
              (10)            (7)
               --             --
              682           (448)
     ------------   ------------
              715           (433)
     ------------   ------------
            1,305             --
              (74)           (42)
               --             --
               --          2,532
               --             --
               --             --
     ------------   ------------
            1,231          2,490
     ------------   ------------
               --             --
     ------------   ------------
            1,946          2,057
            2,057             --
     ------------   ------------
     $      4,003   $      2,057
     ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003 and December 31, 2002

                                                                                                MAINSTAY VP
                                                                  MAINSTAY VP                   EAGLE ASSET
                                                                 DREYFUS LARGE                  MANAGEMENT
                                                                COMPANY VALUE--               GROWTH EQUITY--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2003           2002           2003           2002
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).........................  $        516   $       (211)  $     (1,222)  $     (1,331)
   Net realized gain (loss) on investments..............        (4,790)        (7,090)       (13,856)       (14,968)
   Realized gain distribution received..................            --             --             --             --
   Change in unrealized appreciation (depreciation) on
    investments.........................................        86,767        (77,215)        94,934        (63,714)
                                                          ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets resulting from
      operations........................................        82,493        (84,516)        79,856        (80,013)
                                                          ------------   ------------   ------------   ------------
 Contributions and (withdrawals):
   Payments received from policyowners..................        43,759         44,223        101,239         51,269
   Cost of insurance....................................       (20,954)       (19,353)       (16,954)       (12,875)
   Policyowners' surrenders.............................            --        (26,657)            --         (8,403)
   Net transfers from (to) Fixed Account................            --         26,551             --         62,454
   Transfers between Investment Divisions...............            --             --             --             --
   Policyowners' death benefits.........................            --             --             --             --
                                                          ------------   ------------   ------------   ------------
    Net contributions and (withdrawals).................        22,805         24,764         84,285         92,445
                                                          ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained
    by the Separate Account.............................          (102)           146            (78)           126
                                                          ------------   ------------   ------------   ------------
      Increase (decrease) in net assets.................       105,196        (59,606)       164,063         12,558
NET ASSETS:
   Beginning of year....................................       284,191        343,797        246,034        233,476
                                                          ------------   ------------   ------------   ------------
   End of year..........................................  $    389,387   $    284,191   $    410,097   $    246,034
                                                          ============   ============   ============   ============

                                                                FIDELITY(R) VIP                FIDELITY(R) VIP
                                                                EQUITY-INCOME--                    GROWTH--
                                                                 INITIAL CLASS                  INITIAL CLASS
                                                          ---------------------------   ------------------------------
                                                              2003           2002           2003           2002(B)
                                                          ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).........................  $      9,975   $     11,530   $       (113)   $        (15)
   Net realized gain (loss) on investments..............       (11,142)        (7,883)          (205)            (75)
   Realized gain distribution received..................            --         25,632             --              --
   Change in unrealized appreciation (depreciation) on
    investments.........................................       376,339       (221,321)        24,484          (2,358)
                                                          ------------   ------------   ------------    ------------
    Net increase (decrease) in net assets resulting from
      operations........................................       375,172       (192,042)        24,166          (2,448)
                                                          ------------   ------------   ------------    ------------
 Contributions and (withdrawals):
   Payments received from policyowners..................       274,097        285,205         13,919          12,823
   Cost of insurance....................................       (52,134)       (46,971)        (1,435)           (316)
   Policyowners' surrenders.............................       (25,276)       (16,485)            --              --
   Net transfers from (to) Fixed Account................          (769)         6,363         37,794           4,916
   Transfers between Investment Divisions...............            --             --        118,945              --
   Policyowners' death benefits.........................        (5,076)        (7,396)            --              --
                                                          ------------   ------------   ------------    ------------
    Net contributions and (withdrawals).................       190,842        220,716        169,223          17,423
                                                          ------------   ------------   ------------    ------------
   Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained
    by the Separate Account.............................          (464)           440             (8)             (1)
                                                          ------------   ------------   ------------    ------------
      Increase (decrease) in net assets.................       565,550         29,114        193,381          14,974
NET ASSETS:
   Beginning of year....................................       990,731        961,617         14,974              --
                                                          ------------   ------------   ------------    ------------
   End of year..........................................  $  1,556,281   $    990,731   $    208,355    $     14,974
                                                          ============   ============   ============    ============

Not all Investment Divisions are available under all policies.
(a) For the period April 2002 (Commencement of Investments) through December 2002.
(b) For the period May 2002 (Commencement of Investments) through December 2002.
(c) For the period November 2002 (Commencement of Investments) through December 2002.
(d) For the period December 2002 (Commencement of Investments) through December 2002.
(e) For the period November 2003 (Commencement of Investments) through December 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                                   DREYFUS IP
          ALGER AMERICAN                                           TECHNOLOGY              DREYFUS VIF
      SMALL CAPITALIZATION--                CALVERT                 GROWTH--          DEVELOPING LEADERS--
          CLASS O SHARES                SOCIAL BALANCED          INITIAL SHARES          INITIAL SHARES
    ---------------------------   ---------------------------   ----------------   ---------------------------
        2003           2002           2003           2002           2003(E)            2003         2002(B)
    ----------------------------------------------------------------------------------------------------------
    $     (1,075)  $       (671)  $        325   $        633     $         --     $       (269)  $         (5)
         (12,098)       (23,184)          (231)        (4,926)              --              808             (9)
              --             --             --             --               --               --             --
          73,680         (4,805)         4,220          2,532               (3)          42,257         (1,887)
    ------------   ------------   ------------   ------------     ------------     ------------   ------------
          60,507        (28,660)         4,314         (1,761)              (3)          42,796         (1,901)
    ------------   ------------   ------------   ------------     ------------     ------------   ------------
          64,614         52,563         12,547         23,100              969           50,590             --
          (5,600)        (5,081)        (3,057)        (3,453)              --           (4,972)          (295)
         (10,882)            --        (10,711)            --               --               --             --
            (994)       (20,927)          (924)       (28,547)              --           75,588         36,240
          65,417             --             --             --               --               --             --
              --           (408)            --           (466)              --               --             --
    ------------   ------------   ------------   ------------     ------------     ------------   ------------
         112,555         26,147         (2,145)        (9,366)             969          121,206         35,945
    ------------   ------------   ------------   ------------     ------------     ------------   ------------
             (72)            51             (5)             2               --              (16)            --
    ------------   ------------   ------------   ------------     ------------     ------------   ------------
         172,990         (2,462)         2,164        (11,125)             966          163,986         34,044
          97,997        100,459         25,274         36,399               --           34,044             --
    ------------   ------------   ------------   ------------     ------------     ------------   ------------
    $    270,987   $     97,997   $     27,438   $     25,274     $        966     $    198,030   $     34,044
    ============   ============   ============   ============     ============     ============   ============


           FIDELITY(R) VIP
           CONTRAFUND(R)--
            INITIAL CLASS
     ---------------------------
         2003           2002
     ---------------------------
     $     (1,022)  $        490
          (10,369)       (16,251)
               --             --
          212,453        (26,003)
     ------------   ------------
          201,062        (41,764)
     ------------   ------------
          177,654         80,417
          (30,125)       (22,834)
           (6,981)       (60,058)
             (678)       127,514
          457,096             --
               --           (316)
     ------------   ------------
          596,966        124,723
     ------------   ------------
             (169)            77
     ------------   ------------
          797,859         83,036
          452,511        369,475
     ------------   ------------
     $  1,250,370   $    452,511
     ============   ============

                                        FIDELITY(R) VIP
          FIDELITY(R) VIP                 INVESTMENT                  FIDELITY(R) VIP               FIDELITY(R) VIP
            INDEX 500--                  GRADE BOND--                    MID-CAP--                    OVERSEAS--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003         2002(D)          2003         2002(B)          2003         2002(B)          2003         2002(D)
    ---------------------------------------------------------------------------------------------------------------------
    $        349   $        (11)  $      8,329   $        (66)  $       (225)  $         (8)  $          8   $         --
             132             --            405             14            (52)           (20)           124             --
              --             --          3,273             --             --             --             --             --
          58,831         (3,228)         6,564          5,489         56,102           (446)         1,951           (170)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          59,312         (3,239)        18,571          5,437         55,825           (474)         2,083           (170)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          60,945             --        268,699          4,319         10,408          4,318          5,837             --
          (7,311)          (403)       (22,177)        (1,959)        (3,032)          (205)          (316)           (25)
              --             --        (13,495)            --             --             --             --             --
          97,184         56,936         59,390        231,663         64,789         13,978             --          2,290
         130,834             --         65,417             --        130,834             --             --             --
              --             --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         281,652         56,533        357,834        234,023        202,999         18,091          5,521          2,265
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
             (24)            --             (8)            (1)           (22)            --             (1)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         340,940         53,294        376,397        239,459        258,802         17,617          7,603          2,095
          53,294             --        239,459             --         17,617             --          2,095             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $    394,234   $     53,294   $    615,856   $    239,459   $    276,419   $     17,617   $      9,698   $      2,095
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003 and December 31, 2002

                                                                  JANUS ASPEN                   JANUS ASPEN
                                                                    SERIES                        SERIES
                                                                  BALANCED--                WORLDWIDE GROWTH--
                                                             INSTITUTIONAL SHARES          INSTITUTIONAL SHARES
                                                          ---------------------------   ---------------------------
                                                              2003           2002           2003           2002
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).........................  $    162,769   $    173,607   $      1,829   $        722
   Net realized gain (loss) on investments..............        35,295        168,243        (42,412)       (36,419)
   Realized gain distribution received..................            --             --             --             --
   Change in unrealized appreciation (depreciation) on
    investments.........................................     1,131,335     (1,080,792)       129,245        (54,391)
                                                          ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets
      resulting from operations.........................     1,329,399       (738,942)        88,662        (90,088)
                                                          ------------   ------------   ------------   ------------
 Contributions and (withdrawals):
   Payments received from policyowners..................       704,300        471,065        130,738        105,737
   Cost of insurance....................................      (312,850)      (279,642)       (20,539)       (19,768)
   Policyowners' surrenders.............................       (17,322)       (78,905)       (16,957)        (7,911)
   Net transfers from (to) Fixed Account................          (308)       309,131         22,197          9,251
   Transfers between Investment Divisions...............            --     (1,100,177)            --           (938)
   Policyowners' death benefits.........................        (6,472)       (17,822)            --             --
                                                          ------------   ------------   ------------   ------------
    Net contributions and (withdrawals).................       367,348       (696,350)       115,439         86,371
                                                          ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained
    by the Separate Account.............................        (1,630)         1,588           (113)           168
                                                          ------------   ------------   ------------   ------------
      Increase (decrease) in net assets.................     1,695,117     (1,433,704)       203,988         (3,549)
NET ASSETS:
   Beginning of year....................................     9,565,693     10,999,397        263,570        267,119
                                                          ------------   ------------   ------------   ------------
   End of year..........................................  $ 11,260,810   $  9,565,693   $    467,558   $    263,570
                                                          ============   ============   ============   ============

                                                                MORGAN STANLEY            SCUDDER
                                                                      UIF                   VIT
                                                                     U.S.                SMALL CAP            T. ROWE PRICE
                                                                 REAL ESTATE--          INDEX--CLASS          EQUITY INCOME
                                                                    CLASS I               A SHARES              PORTFOLIO
                                                          ---------------------------   ------------   ---------------------------
                                                              2003         2002(A)        2003(E)          2003           2002
                                                          ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).........................  $       (998)  $      6,641   $         --   $     20,079   $      9,830
   Net realized gain (loss) on investments..............          (133)          (180)            --        (13,245)        (5,052)
   Realized gain distribution received..................            --          4,968             --             --            310
   Change in unrealized appreciation (depreciation) on
    investments.........................................       130,922        (31,073)            25        321,824       (144,542)
                                                          ------------   ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets
      resulting from operations.........................       129,791        (19,644)            25        328,658       (139,454)
                                                          ------------   ------------   ------------   ------------   ------------
 Contributions and (withdrawals):
   Payments received from policyowners..................        46,046             --            969        305,157        139,244
   Cost of insurance....................................       (10,011)        (2,813)            --        (63,610)       (46,295)
   Policyowners' surrenders.............................            --             --             --        (52,914)       (19,845)
   Net transfers from (to) Fixed Account................            --        243,556             --         93,284        799,471
   Transfers between Investment Divisions...............       271,280             --             --        427,720             --
   Policyowners' death benefits.........................            --             --             --             --             --
                                                          ------------   ------------   ------------   ------------   ------------
    Net contributions and (withdrawals).................       307,315        240,743            969        709,637        872,575
                                                          ------------   ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained
    by the Separate Account.............................           (48)            16             --           (200)           167
                                                          ------------   ------------   ------------   ------------   ------------
      Increase (decrease) in net assets.................       437,058        221,115            994      1,038,095        733,288
NET ASSETS:
   Beginning of year....................................       221,115             --             --        915,966        182,678
                                                          ------------   ------------   ------------   ------------   ------------
   End of year..........................................  $    658,173   $    221,115   $        994   $  1,954,061   $    915,966
                                                          ============   ============   ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period April 2002 (Commencement of Investments) through December 2002.
(b) For the period May 2002 (Commencement of Investments) through December 2002.
(c) For the period November 2002 (Commencement of Investments) through December 2002.
(d) For the period December 2002 (Commencement of Investments) through December 2002.
(e) For the period November 2003 (Commencement of Investments) through December 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

            LORD ABBETT                     MFS(R)                                                  MORGAN STANLEY
           SERIES FUND--                   INVESTORS                      MFS(R)                          UIF
           MID-CAP VALUE                TRUST SERIES--              UTILITIES SERIES--             EMERGING MARKETS
             PORTFOLIO                   INITIAL CLASS                 INITIAL CLASS                EQUITY--CLASS I
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003         2002(D)          2003         2002(D)          2003         2002(A)          2003           2002
    ---------------------------------------------------------------------------------------------------------------------
    $      1,326   $         52   $        171   $         (9)  $      3,991   $      3,804   $       (158)  $       (115)
             201             --             47             --           (531)          (618)           386           (341)
           3,307             --             --             --             --             --             --             --
          31,171           (354)        13,434         (2,353)        55,934        (36,406)         9,331           (925)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          36,005           (302)        13,652         (2,362)        59,394        (33,220)         9,559         (1,381)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          10,408             --         52,039             --             --             --          7,827         10,224
          (2,667)           (61)        (3,628)          (299)        (4,436)        (2,280)        (2,230)        (2,301)
              --             --             --             --             --             --         (3,513)            --
              --          9,854             --         49,268             --        204,784           (335)        (9,568)
         291,942             --             --             --             --             --             --             --
              --             --             --             --             --             --             --           (144)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         299,683          9,793         48,411         48,969         (4,436)       202,504          1,749         (1,789)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
             (12)            --             (6)            --            (28)            19            (13)             1
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         335,676          9,491         62,057         46,607         54,930        169,303         11,295         (3,169)
           9,491             --         46,607             --        169,303             --         19,585         22,754
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $    345,167   $      9,491   $    108,664   $     46,607   $    224,233   $    169,303   $     30,880   $     19,585
    ============   ============   ============   ============   ============   ============   ============   ============


            T. ROWE PRICE
          LIMITED-TERM BOND
              PORTFOLIO
    ------------------------------
        2003            2002(C)
    ------------------------------
    $      2,317      $        156
              32                --
             244                --
            (764)              328
    ------------      ------------
           1,829               484
    ------------      ------------
          35,235                --
          (1,986)             (146)
              --                --
              --            33,065
          65,418                --
              --                --
    ------------      ------------
          98,667            32,919
    ------------      ------------
              --                --
    ------------      ------------
         100,496            33,403
          33,403                --
    ------------      ------------
    $    133,899      $     33,403
    ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I ("CSVUL Separate Account-I") was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds Corporate Sponsored Variable Universal Life policies ("CSVUL policies"), Corporate Executive Series Variable Universal Life policies ("CESVUL policies"), and CorpExec VUL policies ("CESVUL2 policies"). The policies are designed for Group or Sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC, NYLIFE Distributors LLC is a wholly owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a wholly owned subsidiary of New York Life Insurance Company. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. As of December 31, 2002, there are no longer any CESVUL policies in force, and sales of CESVUL policies have been discontinued.

The assets of CSVUL Separate Account-I are invested in the shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the American Century(R) Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the Lord Abbett Series Fund, Inc., the MFS(R) Variable Insurance Trust(SM), The Universal Institutional Funds, Inc., Scudder VIT Funds, the T. Rowe Price Equity Series, Inc., and the
T. Rowe Price Fixed Income Series, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

The following Investment Divisions are available to CSVUL policyowners: Mainstay VP Bond, Mainstay VP Capital Appreciation, Mainstay VP Cash Management, Mainstay VP Convertible, Mainstay VP Government, Mainstay VP Growth Equity, High Yield Corporate Bond, Mainstay VP Indexed Equity, Mainstay VP International Equity, Mainstay VP Total Return, Mainstay VP Value, Mainstay VP American Century Income & Growth, Mainstay VP Dreyfus Large Company Value, Mainstay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization -- Class O Shares, Calvert Social Balanced, Fidelity(R) VIP Contrafund(R) -- Initial Class, Fidelity(R) Equity-Income -- Initial Class, Janus Aspen Series
Balanced -- Institutional Shares, Janus Aspen Series Worldwide
Growth -- Institutional Shares, Morgan Stanley UIF Emerging Markets
Equity -- Class I, and T. Rowe Price Equity Income Portfolio.

The following Investment Divisions are available to CESVUL2 policyowners:
Mainstay VP Bond, Mainstay VP Capital Appreciation, Mainstay VP Cash Management, Mainstay VP Convertible, Mainstay VP Government, Mainstay VP Growth Equity, Mainstay VP High Yield Corporate Bond, Mainstay VP Indexed Equity, Mainstay VP International Equity, Mainstay VP Mid Cap Core, Mainstay VP Mid Cap Growth, Mainstay VP Small Cap Growth, Mainstay VP Total Return, Mainstay VP Value, Mainstay VP American Century Income & Growth, Mainstay VP Dreyfus Large Company Value, Mainstay VP Eagle Asset Management Growth Equity, Mainstay VP Lord Abbett Developing Growth, Alger American Leveraged AllCap -- Class O Shares, Alger American Small Capitalization -- Class O Shares, American Century VP International -- Class II, American Century VP Value -- Class II, Calvert Social Balanced, Dreyfus IP Technology Growth -- Initial Shares, Dreyfus VIF Developing Leaders -- Initial Shares (formerly known as Dreyfus VIF Small Cap Growth), Fidelity(R) VIP Contrafund(R) -- Initial Class, Fidelity(R) VIP
Equity-Income -- Initial Class, Fidelity(R) VIP Growth -- Initial Class, Fidelity(R) VIP Index 500 -- Initial Class, Fidelity(R) VIP Investment Grade Bond -- Initial Class, Fidelity(R) VIP Mid-Cap -- Initial Class, Fidelity(R) VIP Overseas -- Initial Class, Fidelity(R) VIP Value Strategies -- Service Class 2, Janus Aspen Series Mid Cap Growth -- Institutional Shares (formerly known as Janus Aspen Series Aggressive Growth), Janus Aspen Series
Balanced -- Institutional Shares, Janus Aspen Series Worldwide
Growth -- Institutional Shares, Lord Abbett Series Fund -- Mid-Cap Value Portfolio, MFS(R) Investors Trust Series -- Initial Class, MFS(R) New Discovery Series -- Initial Class, MFS(R) Research Series -- Initial Class, MFS(R) Utilities Series -- Initial Class, Morgan Stanley UIF Emerging Markets
Debt -- Class I, Morgan Stanley UIF Emerging Markets Equity -- Class I, Morgan Stanley UIF U.S. Real Estate -- Class I, Scudder VIT EAFE(R) Equity Index -- Class A Shares, Scudder VIT Small Cap Index -- Class A Shares, T. Rowe Price Equity Income Portfolio, and T. Rowe Price Limited-Term Bond Portfolio.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

All investments into the MainStay VP Series funds by CSVUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

At the close of the financial reporting period, there have been no investments in the following investment divisions: Mainstay VP Mid Cap Growth, Mainstay VP Small Cap Growth, Mainstay VP Lord Abbett Developing Growth, Alger American Leveraged AllCap -- Class O Shares, American Century VP International -- Class II, American Century VP Value -- Class II, Fidelity(R) VIP Value
Strategies -- Service Class 2, Janus Aspen Series Mid Cap
Growth -- Institutional Shares (formerly known as Janus Aspen Series Aggressive Growth), MFS(R) New Discovery Series -- Initial Class, MFS(R) Research
Series -- Initial Class, Morgan Stanley UIF Emerging Markets Debt -- Class I, and Scudder VIT EAFE(R) Equity Index -- Class A Shares.

Initial premium payments received are allocated to NYLIAC's General Account until 20 days (10 days in New York) after the policy delivery date. Thereafter, premium payments are allocated to the Investment Divisions of CSVUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of CSVUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts: An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2003, the investments of CSVUL Separate Account-I are as follows:

                                              MAINSTAY VP
                        MAINSTAY VP             CAPITAL            MAINSTAY VP        MAINSTAY VP         MAINSTAY VP
                          BOND--            APPRECIATION--            CASH           CONVERTIBLE--        GOVERNMENT--
                       INITIAL CLASS         INITIAL CLASS         MANAGEMENT        INITIAL CLASS       INITIAL CLASS
                       ------------------------------------------------------------------------------------------------
Number of shares.....         296                 1,036                8,531                 17                  77
Identified cost......     $ 3,933               $33,678              $ 8,531            $   175             $   811

                                                                    MAINSTAY VP         MAINSTAY VP
                                              MAINSTAY VP             DREYFUS           EAGLE ASSET             ALGER
                                           AMERICAN CENTURY            LARGE            MANAGEMENT             AMERICAN
                        MAINSTAY VP           INCOME AND              COMPANY             GROWTH                SMALL
                          VALUE--              GROWTH--               VALUE--            EQUITY--          CAPITALIZATION--
                       INITIAL CLASS         INITIAL CLASS         INITIAL CLASS       INITIAL CLASS        CLASS O SHARES
                       ----------------------------------------------------------------------------------------------------
Number of shares.....           4                    --                    38                  36                   16
Identified cost......     $    49               $     4               $   396             $   478              $   233

                                                                                                              JANUS ASPEN
                       FIDELITY(R)VIP                                                     JANUS ASPEN            SERIES
                         INVESTMENT                                                         SERIES             WORLDWIDE
                           GRADE             FIDELITY(R)VIP         FIDELITY(R)VIP        BALANCED--            GROWTH--
                           BOND--               MID-CAP--             OVERSEAS--         INSTITUTIONAL       INSTITUTIONAL
                       INITIAL CLASS          INITIAL CLASS         INITIAL CLASS           SHARES               SHARES
                       ----------------------------------------------------------------------------------------------------
Number of shares.....          45                     11                     1                  491                  18
Identified cost......     $   604                $   221               $     8              $11,159             $   513

  Investment activity for the year ended December 31, 2003, was as follows:


                                                MAINSTAY VP
                         MAINSTAY VP              CAPITAL              MAINSTAY VP          MAINSTAY VP         MAINSTAY VP
                           BOND--             APPRECIATION--              CASH             CONVERTIBLE--        GOVERNMENT--
                        INITIAL CLASS          INITIAL CLASS           MANAGEMENT          INITIAL CLASS       INITIAL CLASS
                       ------------------------------------------------------------------------------------------------------
Purchases............      $   921                $   275                $ 7,369              $   175             $   213
Proceeds from sales..          196                    689                  3,111                    1                  46

                                                                       MAINSTAY VP          MAINSTAY VP
                                                MAINSTAY VP              DREYFUS            EAGLE ASSET             ALGER
                                             AMERICAN CENTURY             LARGE             MANAGEMENT             AMERICAN
                         MAINSTAY VP            INCOME AND               COMPANY              GROWTH                SMALL
                           VALUE--               GROWTH--                VALUE--             EQUITY--          CAPITALIZATION--
                        INITIAL CLASS          INITIAL CLASS          INITIAL CLASS        INITIAL CLASS        CLASS O SHARES
                       --------------------------------------------------------------------------------------------------------
Purchases............      $    11                $     1                $    47              $   102              $   130
Proceeds from sales..            3                     --                     23                   19                   18

                                                                                                                JANUS ASPEN
                       FIDELITY(R)VIP                                                       JANUS ASPEN            SERIES
                         INVESTMENT                                                           SERIES             WORLDWIDE
                            GRADE             FIDELITY(R)VIP         FIDELITY(R)VIP         BALANCED--            GROWTH--
                           BOND--                MID-CAP--             OVERSEAS--          INSTITUTIONAL       INSTITUTIONAL
                        INITIAL CLASS          INITIAL CLASS          INITIAL CLASS           SHARES               SHARES
                       ------------------------------------------------------------------------------------------------------
Purchases............      $   424                $   206                $     7              $   966             $   156
Proceeds from sales..           55                      3                      2                  435                  38

 Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                     MAINSTAY VP
     MAINSTAY VP      HIGH YIELD       MAINSTAY VP       MAINSTAY VP        MAINSTAY VP
       GROWTH         CORPORATE          INDEXED        INTERNATIONAL         MID CAP          MAINSTAY VP
      EQUITY--          BOND--          EQUITY--           EQUITY--            CORE--         TOTAL RETURN--
    INITIAL CLASS   INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------
         1,666             347             4,178             1,354                  4                 79
       $41,226         $ 2,840          $114,161           $16,670            $    37            $ 1,373


               DREYFUS IP   DREYFUS VIF                      FIDELITY(R)
               TECHNOLOGY   DEVELOPING      FIDELITY(R)          VIP         FIDELITY(R)     FIDELITY(R)
    CALVERT     GROWTH--     LEADERS--          VIP            EQUITY-           VIP             VIP
     SOCIAL     INITIAL       INITIAL     CONTRAFUND(R)--     INCOME--        GROWTH--       INDEX 500--
    BALANCED     SHARES       SHARES       INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
    -----------------------------------------------------------------------------------------------------
         16          --             5               54              67               7               3
    $    25     $     1       $   158          $ 1,125         $ 1,421         $   186         $   339

                                                     MORGAN STANLEY                     SCUDDER
     LORD ABBETT                                          UIF                             VIT       T. ROWE     T. ROWE
    SERIES FUND--       MFS(R)          MFS(R)          EMERGING      MORGAN STANLEY   SMALL CAP     PRICE       PRICE
       MID-CAP        INVESTORS        UTILITIES        MARKETS          UIF U.S.       INDEX--     EQUITY     LIMITED-
        VALUE       TRUST SERIES--     SERIES--         EQUITY--      REAL ESTATE--     CLASS A     INCOME     TERM BOND
      PORTFOLIO     INITIAL CLASS    INITIAL CLASS      CLASS I          CLASS I        SHARES     PORTFOLIO   PORTFOLIO
    -----------------------------------------------------------------------------------------------------------------
            20               7               14               3               42             --          97          26
       $   315         $    98          $   205         $    22          $   559        $     1     $ 1,779     $   134

                     MAINSTAY VP
     MAINSTAY VP      HIGH YIELD       MAINSTAY VP       MAINSTAY VP        MAINSTAY VP
       GROWTH         CORPORATE          INDEXED        INTERNATIONAL         MID CAP          MAINSTAY VP
      EQUITY--          BOND--          EQUITY--           EQUITY--            CORE--         TOTAL RETURN--
    INITIAL CLASS   INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------
       $ 1,521         $   768          $  2,562           $   625            $    22            $   311
         1,072             244             2,921               521                  1                 44


               DREYFUS IP   DREYFUS VIF                      FIDELITY(R)
               TECHNOLOGY   DEVELOPING      FIDELITY(R)          VIP         FIDELITY(R)     FIDELITY(R)
    CALVERT     GROWTH--     LEADERS--          VIP            EQUITY-           VIP             VIP
     SOCIAL     INITIAL       INITIAL     CONTRAFUND(R)--     INCOME--        GROWTH--       INDEX 500--
    BALANCED     SHARES       SHARES       INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
    -----------------------------------------------------------------------------------------------------
    $    13     $     1       $   133          $   662         $   307         $   171         $   289
         15          --            12               66             106               2               7

                                                     MORGAN STANLEY                     SCUDDER
     LORD ABBETT                                          UIF                             VIT       T. ROWE     T. ROWE
    SERIES FUND--       MFS(R)          MFS(R)          EMERGING      MORGAN STANLEY   SMALL CAP     PRICE       PRICE
       MID-CAP        INVESTORS        UTILITIES        MARKETS          UIF U.S.       INDEX--     EQUITY     LIMITED-
        VALUE       TRUST SERIES--     SERIES--         EQUITY--      REAL ESTATE--     CLASS A     INCOME     TERM BOND
      PORTFOLIO     INITIAL CLASS    INITIAL CLASS      CLASS I          CLASS I        SHARES     PORTFOLIO   PORTFOLIO
    -----------------------------------------------------------------------------------------------------------------
       $   307         $    52          $     4         $     8          $   316        $     1     $   852     $   103
             3               4                5               6               10             --         122           2

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts certain charges from all premiums received for CSVUL and CESVUL2 policies. On CSVUL policies, a sales expense charge of 2.25% is deducted to compensate NYLIAC for expenses associated with selling the policies. This charge may increase in the future, but will never exceed 4.5%. A state premium tax charge of 2% is deducted, this charge may increase consistent with changes in the applicable tax law. A federal tax charge of 1.25% is also deducted, this charge may also increase consistent with changes in the applicable tax law.

On CESVUL2 policies, we deduct 2% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

On CSVUL and CESVUL2 policies, NYLIAC deducts a monthly contract charge of $7.50 and $5.00, respectively, to compensate for costs incurred in providing administrative services including: premium collection, record-keeping and claims processing. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying statement of changes in net assets.

On CSVUL policies, NYLIAC also assesses a surrender charge on complete surrenders or requested changes in base face amount for the first nine years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by investment division from the policy's cash value. This charge ranges from a maximum of 32.5% of the surrender charge premium in policy years 1-5 and declines each year thereafter to a minimum of 6.5% in year nine. This charge is included with surrenders on the accompanying statement of changes in net assets.

CSVUL Separate Account-I is charged for mortality and expense risks assumed by NYLIAC. For CSVUL policies, these charges are made daily at an annual rate of ..70% of the daily variable accumulation value of each Investment Division for policy years one through ten. For policy years eleven and later, it is expected that these charges will be reduced to an annual rate of .30% of the daily variable accumulation value of each Investment Division. For CESVUL2 policies, in all years, it is expected that the charge will be an annual rate of .25% of the average daily variable accumulation value of each Investment Division's assets. NYLIAC may increase these charges in the future up to a maximum annual rate of .90%. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the policyowners. These charges are disclosed on the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

CSVUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the year ended December 31, 2003, and the year ended December 31, 2002 were as follows:


                                                                    MAINSTAY VP
                                                   MAINSTAY VP        CAPITAL        MAINSTAY VP
                                                     BOND--       APPRECIATION--         CASH
                                                  INITIAL CLASS    INITIAL CLASS      MANAGEMENT
                                                  -------------   ---------------   --------------
                                                  2003    2002     2003     2002     2003    2002
                                                  ------------------------------------------------
CSVUL POLICIES
Units issued....................................    47      51       33       20        18      15
Units redeemed..................................   (10)    (10)     (71)     (58)       (9)    (14)
                                                   ---     ---    -----    -----    ------   -----
  Net increase (decrease).......................    37      41      (38)     (38)        9       1
                                                   ===     ===    =====    =====    ======   =====
CESVUL Policies
Units issued....................................    --      --       --       --        --     840
Units redeemed..................................    --      --       --       --        --    (840)
                                                   ---     ---    -----    -----    ------   -----
  Net increase (decrease).......................    --      --       --       --        --      --
                                                   ===     ===    =====    =====    ======   =====
CESVUL2 POLICIES(a)
Units issued....................................    --      --       --        2     6,784   4,130
Units redeemed..................................    --      --       (2)      --    (2,605)    (45)
                                                   ---     ---    -----    -----    ------   -----
  Net increase (decrease).......................    --      --       (2)       2     4,179   4,085
                                                   ===     ===    =====    =====    ======   =====


                                                                                        MAINSTAY VP
                                                    MAINSTAY VP      MAINSTAY VP     AMERICAN CENTURY
                                                  TOTAL RETURN--       VALUE--      INCOME AND GROWTH--
                                                   INITIAL CLASS    INITIAL CLASS      INITIAL CLASS
                                                  ---------------   -------------   -------------------
                                                   2003     2002    2003    2002     2003      2002(B)
                                                  -----------------------------------------------------
CSVUL POLICIES
Units issued....................................    41       34       --      --       --         --
Units redeemed..................................    (5)      (4)      --      --       --         --
                                                   ---      ---      ---     ---      ---        ---
  Net increase (decrease).......................    36       30       --      --       --         --
                                                   ===      ===      ===     ===      ===        ===
CESVUL Policies
Units issued....................................    --       --       --      --       --         --
Units redeemed..................................    --       --       --      (2)      --         --
                                                   ---      ---      ---     ---      ---        ---
  Net increase (decrease).......................    --       --       --      (2)      --         --
                                                   ===      ===      ===     ===      ===        ===
CESVUL2 Policies(a)
Units issued....................................    --       --        1       4       --         --
Units redeemed..................................    --       --       --      --       --         --
                                                   ---      ---      ---     ---      ---        ---
  Net increase (decrease).......................    --       --        1       4       --         --
                                                   ===      ===      ===     ===      ===        ===

(a) For the period April 2002 (Commencement of Investments) through December 2002.
(b)  For CESVUL2 policies, represents the period May 2002
     (Commencement of Investments) through December 2002.
(c)  For CESVUL2 policies, represents the period November 2002
     (Commencement of Investments) through December 2002.
(d)  For CESVUL2 policies, represents the period December 2002
     (Commencement of Investments) through December 2002.
(e)  For CESVUL2 policies, represents the period June 2003
     (Commencement of Investments) through December 2003.
(f)  For CESVUL2 policies, represents the period November 2003
     (Commencement of Investments) through December 2003.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                     MainStay VP       MainStay VP       MainStay VP     MainStay VP      MainStay VP
     MainStay VP     MainStay VP       Growth          High Yield          Indexed      International       Mid Cap
    Convertible--   Government--      Equity--      Corporate Bond--      Equity--        Equity--          Core--
    Initial Class   Initial Class   Initial Class     Initial Class     Initial Class   Initial Class    Initial Class
    -------------   -------------   -------------   -----------------   -------------   -------------   ---------------
    2003    2002    2003    2002    2003    2002     2003      2002     2003    2002    2003    2002    2003    2002(c)
    -----------------------------------------------------------------------------------------------------------------
      --      --      10      10     141     109       44       149      157     120      16      16      --        --
      --      --      (2)     (2)    (94)    (75)     (14)      (12)    (263)   (224)    (44)    (35)     --        --
    -----   -----    ---     ---    -----   -----     ---       ---     -----   -----   -----   -----   -----    -----
      --      --       8       8      47      34       30       137     (106)   (104)    (28)    (19)     --        --
    =====   =====    ===     ===    =====   =====     ===       ===     =====   =====   =====   =====   =====    =====
      --      --      --      --      --       1       --        --       --      --      --      --      --        --
      --      --      --      (2)     --      (6)      --        --       --      --      --      --      --        --
    -----   -----    ---     ---    -----   -----     ---       ---     -----   -----   -----   -----   -----    -----
      --      --      --      (2)     --      (5)      --        --       --      --      --      --      --        --
    =====   =====    ===     ===    =====   =====     ===       ===     =====   =====   =====   =====   =====    =====
      15      --       3       3       7      12        3         4       21       4      19       6       2         2
      --      --      --      --      --      --       (2)       --       --      --      --      --      --        --
    -----   -----    ---     ---    -----   -----     ---       ---     -----   -----   -----   -----   -----    -----
      15      --       3       3       7      12        1         4       21       4      19       6       2         2
    =====   =====    ===     ===    =====   =====     ===       ===     =====   =====   =====   =====   =====    =====

                        MAINSTAY VP
      MAINSTAY VP       EAGLE ASSET                                      DREYFUS IP
     DREYFUS LARGE      MANAGEMENT       ALGER AMERICAN                  TECHNOLOGY     DREYFUS VIF
        COMPANY           GROWTH             SMALL           CALVERT      GROWTH--       DEVELOPING     FIDELITY(R)VIP
        VALUE--          EQUITY--       CAPITALIZATION--     SOCIAL        INITIAL       LEADERS--      CONTRAFUND(R)--
     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES     BALANCED       SHARES      INITIAL SHARES    INITIAL CLASS
    ---------------   ---------------   ----------------   -----------   -----------   --------------   ---------------
     2003     2002     2003     2002    2003(E)    2002    2003   2002     2003(F)     2003   2002(B)    2003     2002
    ------------------------------------------------------------------------------------------------------------------
       5        4        7        6        10         8      1      3         --        --       --        5        4
      (2)      (3)      (3)      (3)       (3)       (4)    (1)    (3)        --        --       --       (3)      (4)
     ---      ---      ---      ---       ---       ---    ---    ---        ---       ---      ---      ---      ---
       3        1        4        3         7         4     --     --         --        --       --        2       --
     ===      ===      ===      ===       ===       ===    ===    ===        ===       ===      ===      ===      ===
      --       --       --       --        --        --     --     --         --        --       --       --        1
      --       (2)      --       --        --        --     --     --         --        --       --       --       (6)
     ---      ---      ---      ---       ---       ---    ---    ---        ---       ---      ---      ---      ---
      --       (2)      --       --        --        --     --     --         --        --       --       --       (5)
     ===      ===      ===      ===       ===       ===    ===    ===        ===       ===      ===      ===      ===
      --        3        7        9         6        --     --     --         --        16        4       55       17
      --       --       --       --        --        --     --     --         --        (1)      --       (1)      --
     ---      ---      ---      ---       ---       ---    ---    ---        ---       ---      ---      ---      ---
      --        3        7        9         6        --     --     --         --        15        4       54       17
     ===      ===      ===      ===       ===       ===    ===    ===        ===       ===      ===      ===      ===


      FIDELITY(R)
          VIP
        EQUITY-
       INCOME--
     INITIAL CLASS
     -------------
      2003   2002
    -----------------------------------------------------------------------------------------------------------------------
       32     28
       (7)    (9)
      ---    ---
       25     19
      ===    ===
       --     --
       --     (2)
      ---    ---
       --     (2)
      ===    ===
       --      4
       (2)    --
      ---    ---
       (2)     4
      ===    ===

--------------------------------------------------------------------------------


                                                                                        FIDELITY(R) VIP
                                                  FIDELITY(R) VIP    FIDELITY(R) VIP       INVESTMENT      FIDELITY(R) VIP
                                                      GROWTH--         INDEX 500--        GRADE BOND--        MID-CAP--
                                                   INITIAL CLASS      INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
                                                  ----------------   ----------------   ----------------   ----------------
                                                  2003    2002(B)    2003    2002(D)    2003    2002(B)    2003    2002(B)
                                                  -----------------------------------------------------------------
CSVUL POLICIES
Units issued....................................    --       --        --       --        --       --        --       --
Units redeemed..................................    --       --        --       --        --       --        --       --
                                                   ---      ---       ---      ---       ---      ---       ---      ---
  Net increase (decrease).......................    --       --        --       --        --       --        --       --
                                                   ===      ===       ===      ===       ===      ===       ===      ===
CESVUL POLICIES
Units issued....................................    --       --        --       --        --       --        --       --
Units redeemed..................................    --       --        --       --        --       --        --       --
                                                   ---      ---       ---      ---       ---      ---       ---      ---
  Net increase (decrease).......................    --       --        --       --        --       --        --       --
                                                   ===      ===       ===      ===       ===      ===       ===      ===
CESVUL2 POLICIES(A)
Units issued....................................    19        2        28        6        35       22        21        2
Units redeemed..................................    --       --        (1)      --        (3)      --        --       --
                                                   ---      ---       ---      ---       ---      ---       ---      ---
  Net increase (decrease).......................    19        2        27        6        32       22        21        2
                                                   ===      ===       ===      ===       ===      ===       ===      ===

                                                                      SCUDDER
                                                   MORGAN STANLEY    VIT SMALL     T. ROWE
                                                        UIF             CAP         PRICE      T. ROWE PRICE
                                                        U.S.          INDEX--      EQUITY       LIMITED-TERM
                                                   REAL ESTATE--      CLASS A      INCOME           BOND
                                                      CLASS I         SHARES      PORTFOLIO      PORTFOLIO
                                                  ----------------   ---------   -----------   --------------
                                                  2003     2002       2003(F)    2003   2002   2003   2002(C)
                                                  -----------------------------------------------------------
CSVUL POLICIES
Units issued....................................   --        --          --       10      9     --       --
Units redeemed..................................   --        --          --       (8)    (4)    --       --
                                                  ---       ---         ---      ---    ---    ---      ---
  Net increase (decrease).......................   --        --          --        2      5     --       --
                                                  ===       ===         ===      ===    ===    ===      ===
CESVUL POLICIES
Units issued....................................   --        --          --       --      1     --       --
Units redeemed..................................   --        --          --       --     (1)    --       --
                                                  ---       ---         ---      ---    ---    ---      ---
  Net increase (decrease).......................   --        --          --       --     --     --       --
                                                  ===       ===         ===      ===    ===    ===      ===
CESVUL2 POLICIES(A)
Units issued....................................   30        24          --       78     85     10        3
Units redeemed..................................   (1)       --          --       (3)    (1)    --       --
                                                  ---       ---         ---      ---    ---    ---      ---
  Net increase (decrease).......................   29        24          --       75     84     10        3
                                                  ===       ===         ===      ===    ===    ===      ===

 Not all Investment Divisions are available under all policies.
(a) For the period April 2002 (Commencement of Investments) through December 2002.
(b)  For CESVUL2 policies, represents the period May 2002
     (Commencement of Investments) through December 2002.
(c)  For CESVUL2 policies, represents the period November 2002
     (Commencement of Investments) through December 2002.
(d)  For CESVUL2 policies, represents the period December 2002
     (Commencement of Investments) through December 2002.
(e)  For CESVUL2 policies, represents the period June 2003
     (Commencement of Investments) through December 2003.
(f)  For CESVUL2 policies, represents the period November 2003
     (Commencement of Investments) through December 2003.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                        JANUS ASPEN
                        JANUS ASPEN       SERIES                                                             MORGAN STANLEY
                          SERIES         WORLDWIDE      LORD ABBETT          MFS(R)            MFS(R)              UIF
    FIDELITY(R) VIP     BALANCED--       GROWTH--      SERIES FUND--    INVESTORS TRUST      UTILITIES          EMERGING
       OVERSEAS--      INSTITUTIONAL   INSTITUTIONAL   MID-CAP VALUE        SERIES--          SERIES--      MARKETS EQUITY--
     INITIAL CLASS        SHARES          SHARES         PORTFOLIO       INITIAL CLASS     INITIAL CLASS         CLASS I
    ----------------   -------------   -------------   --------------   ----------------   --------------   -----------------
    2003    2002(D)    2003    2002    2003    2002    2003   2002(D)   2003    2002(D)    2003     2002     2003      2002
    -----------------------------------------------------------------------------------------------------------------
      --       --        37      31      15      11     --       --       --       --        --       --         1         1
      --       --       (23)   (103)     (4)     (3)    --       --       --       --        --       --        (1)       (1)
     ---      ---       ---    ----     ---     ---    ---      ---      ---      ---       ---    -----       ---       ---
      --       --        14     (72)     11       8     --       --       --       --        --       --        --        --
     ===      ===       ===    ====     ===     ===    ===      ===      ===      ===       ===    =====       ===       ===
      --       --        --       1      --      --     --       --       --       --        --       --        --        --
      --       --        --      (7)     --      --     --       --       --       --        --       --        --        --
     ---      ---       ---    ----     ---     ---    ---      ---      ---      ---       ---    -----       ---       ---
      --       --        --      (6)     --      --     --       --       --       --        --       --        --        --
     ===      ===       ===    ====     ===     ===    ===      ===      ===      ===       ===    =====       ===       ===
       1       --        24      36       3      --     28        1        5        5        --       21        --        --
      --       --        (3)     (1)     --      --     --       --       --       --        --       --        --        --
     ---      ---       ---    ----     ---     ---    ---      ---      ---      ---       ---    -----       ---       ---
       1       --        21      35       3      --     28        1        5        5        --       21        --        --
     ===      ===       ===    ====     ===     ===    ===      ===      ===      ===       ===    =====       ===       ===

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

    The following table presents financial highlights for each Investment Division as of December 31, 2003, 2002, 2001, 2000, and 1999:


                                          MAINSTAY VP                                     MAINSTAY VP
                                             BOND--                                 CAPITAL APPRECIATION--
                                         INITIAL CLASS                                   INITIAL CLASS
                           ------------------------------------------   -----------------------------------------------
                            2003     2002     2001     2000     1999     2003      2002      2001      2000      1999
                           --------------------------------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets...............  $3,967   $3,330   $2,564   $  503   $  375   $21,393   $17,231   $25,467   $33,738   $38,383
Units Outstanding........     284      248      207       44       36     2,453     2,492     2,530     2,555     2,577
Variable Accumulation
 Unit Value..............  $13.95   $13.44   $12.36   $11.39   $10.44   $  8.72   $  6.92   $ 10.07   $ 13.20   $ 14.89
Total Return.............     3.8%     8.7%     8.5%     9.1%    (2.2%)    26.1%    (31.3%)   (23.7%)   (11.3%)    24.5%
Investment Income
 Ratio...................     4.2%     4.5%     7.5%                        0.2%      0.1%      0.1%
CESVUL POLICIES (b)
Net Assets...............  $   --   $   --   $   --   $   --   $   --   $    --   $    --   $    --   $    --   $    --
Units Outstanding........      --       --       --       --       --        --        --        --        --        --
Variable Accumulation
 Unit Value..............  $   --   $   --   $   --   $   --   $   --   $    --   $    --   $    --   $    --   $    --
Total Return.............      --       --       --       --       --        --        --        --        --        --
Investment Income
 Ratio...................      --       --       --                          --        --        --
CESVUL2 POLICIES (c)
Net Assets...............  $   --   $   --   $   --   $   --   $   --   $    --   $    15   $    --   $    --   $    --
Units Outstanding........      --       --       --       --       --        --         2        --        --        --
Variable Accumulation
 Unit Value..............  $   --   $   --   $   --   $   --   $   --   $ 11.21   $  9.56   $    --   $    --   $    --
Total Return.............      --       --       --       --       --      17.2%     (4.4%)      --        --        --
Investment Income
 Ratio...................      --       --       --                          --       1.0%       --


                                                                                            MAINSTAY VP
                                             MAINSTAY VP                                     HIGH YIELD
                                           GROWTH EQUITY--                                CORPORATE BOND--
                                            INITIAL CLASS                                  INITIAL CLASS
                           -----------------------------------------------   ------------------------------------------
                            2003      2002      2001      2000      1999      2003     2002     2001     2000     1999
                           --------------------------------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets...............  $30,953   $24,273   $31,888   $39,626   $40,308   $3,188   $2,027   $  552   $   78   $  127
Units Outstanding........    2,932     2,885     2,851     2,917     2,848      219      189       52        8       12
Variable Accumulation
Unit Value...............  $ 10.56   $  8.41   $ 11.19   $ 13.59   $ 14.15   $14.54   $10.73   $10.59   $10.17   $10.88
Total Return.............     25.5%    (24.8%)   (17.7%)    (4.0%)    29.0%    35.4%     1.3%     4.1%    (6.5%)   12.0%
Investment Income
 Ratio...................      1.1%      0.9%      0.7%                         7.5%    11.3%    19.7%
CESVUL POLICIES (b)
Net Assets...............  $    --   $    --   $    46   $    --   $    --   $   --   $   --   $   --   $   --   $   --
Units Outstanding........       --        --         5        --        --       --       --       --       --       --
Variable Accumulation
 Unit Value..............  $    --   $  7.33   $  9.35   $    --   $    --   $   --   $   --   $   --   $   --   $   --
Total Return.............       --     (21.6%)    (6.5%)      --        --       --       --       --       --       --
Investment Income
 Ratio...................       --        --       2.5%                          --       --       --
CESVUL2 POLICIES (c)
Net Assets...............  $   228   $   120   $    --   $    --   $    --   $   68   $   42   $   --   $   --   $   --
Units Outstanding........       19        12        --        --        --        5        4       --       --       --
Variable Accumulation
 Unit Value..............  $ 12.12   $  9.61   $    --   $    --   $    --   $13.10   $ 9.63   $   --   $   --   $   --
Total Return.............     26.1%     (3.9%)      --        --        --     36.0%    (3.7%)     --       --       --
Investment Income
 Ratio...................      1.2%      7.3%       --                          7.8%    48.0%      --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.
Charges and fees levied by NYLIAC are disclosed in Note 3.
 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .60%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                  MAINSTAY VP                           MAINSTAY VP                            MAINSTAY VP
                     CASH                              CONVERTIBLE--                           GOVERNMENT--
                  MANAGEMENT                           INITIAL CLASS                          INITIAL CLASS
    ---------------------------------------   -------------------------------   ------------------------------------------
     2003     2002    2001    2000    1999     2003     2002    2001    2000     2003     2002     2001     2000     1999
    ----------------------------------------------------------------------------------------------------------------------
    $  166   $  155   $153    $ 77    $ 62    $   --   $   --   $ --    $  2    $  767   $  650   $  490   $   18   $   14
       141      132    131      68      58        --       --     --      --        56       48       40        2        1
    $ 1.18   $ 1.18   $1.17   $1.13   $1.08   $10.09   $   --   $ --    $9.32   $13.63   $13.47   $12.35   $11.66   $10.47
        --      0.9%   3.5%    4.6%    4.9%      7.6%      --    0.6%   (6.8%)     1.2%     9.1%     5.9%    11.4%    (2.4%)
       0.7%     1.3%   3.5%                     25.8%      --     --               4.7%     3.0%     7.2%
    $   --   $   --   $ --    $ --    $ --    $   --   $   --   $ --    $ --    $   --   $   --   $   19   $   --   $   --
        --       --     --      --      --        --       --     --      --        --       --        2       --       --
    $   --   $ 1.01   $ --    $ --    $ --    $   --   $   --   $ --    $ --    $   --   $10.41   $ 9.81   $   --   $   --
        --      1.0%    --      --      --        --       --     --      --        --      6.2%    (1.9%)     --       --
        --      1.4%    --                        --       --     --                --      0.1%    22.7%
    $8,361   $4,116   $ --    $ --    $ --    $  178   $    1   $ --    $ --    $   53   $   27   $   --   $   --   $   --
     8,265    4,085     --      --      --        15       --     --      --         5        3       --       --       --
    $ 1.01   $ 1.01   $ --    $ --    $ --    $11.98   $ 9.82   $ --    $ --    $10.42   $10.25   $   --   $   --   $   --
       0.4%     1.0%    --      --      --      21.9%    (1.8%)   --      --       1.6%     2.5%      --       --       --
       0.7%     1.3%    --                      20.5%    32.0%    --               5.3%    15.2%      --


                       MAINSTAY VP                                        MAINSTAY VP
                         INDEXED                                         INTERNATIONAL                      MAINSTAY VP
                        EQUITY--                                           EQUITY--                       MID CAP CORE--
                      INITIAL CLASS                                      INITIAL CLASS                     INITIAL CLASS
    -------------------------------------------------   -----------------------------------------------   ---------------
     2003      2002      2001       2000       1999      2003      2002      2001      2000      1999      2003     2002
    -----------------------------------------------------------------------------------------------------------------
    $93,168   $74,054   $96,969   $113,059   $125,419   $16,086   $12,713   $13,576   $16,477   $20,184   $   --   $   --
      8,951     9,057     9,161      9,321      9,311     1,396     1,425     1,444     1,496     1,491       --       --
    $ 10.41   $  8.18   $ 10.59   $  12.13   $  13.47   $ 11.52   $  8.92   $  9.40   $ 11.01   $ 13.53   $   --   $   --
       27.3%    (22.8%)   (12.7%)     (9.9%)     19.8%     29.1%     (5.1%)   (14.6%)   (18.6%)    27.2%      --       --
        1.4%      1.3%      1.0%                            1.9%      1.4%      1.4%                          --       --
    $    --   $    --   $    --   $     --   $     --   $    --   $    --   $    --   $    --   $    --   $   --   $   --
         --        --        --         --         --        --        --        --        --        --       --       --
    $    --   $    --   $    --   $     --   $     --   $    --   $    --   $    --   $    --   $    --   $   --   $   --
         --        --        --         --         --        --        --        --        --        --       --       --
         --        --        --                              --        --        --                           --       --
    $   255   $    33   $    --   $     --   $     --   $   310   $    55   $    --   $    --   $    --   $   45   $   16
         24         4        --         --         --        24         6        --        --        --        3        2
    $ 10.44   $  8.16   $    --   $     --   $     --   $ 12.71   $  9.80   $    --   $    --   $    --   $13.17   $ 9.74
       27.9%    (18.4%)      --         --         --      29.7%     (2.0%)      --        --        --     35.2%    (2.6%)
        4.3%      9.9%       --                             5.3%     16.3%       --                          0.6%     2.7%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                          MAINSTAY VP                                  MAINSTAY VP
                                         TOTAL RETURN--                                  VALUE--
                                         INITIAL CLASS                                INITIAL CLASS
                           ------------------------------------------   ------------------------------------------
                            2003     2002     2001     2000     1999     2003     2002     2001     2000     1999
                           -------------------------------------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets...............  $1,256   $  797   $  700   $  527   $  285   $    2   $    1   $    1   $    1   $   70
Units Outstanding........     146      110       80       53       27       --       --       --       --        8
Variable Accumulation
 Unit Value..............  $ 8.62   $ 7.25   $ 8.75   $ 9.87   $10.39   $ 9.80   $ 7.75   $ 9.88   $ 9.92   $ 8.85
Total Return.............    18.8%   (17.1%)  (11.3%)   (5.0%)    3.9%    26.5%   (21.6%)   (0.4%)   12.1%     7.9%
Investment Income
 Ratio...................     1.9%     2.6%     2.6%                       2.4%     2.0%     1.3%
CESVUL POLICIES (b)
Net Assets...............  $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   21   $   --   $   --
Units Outstanding........      --       --       --       --       --       --       --        2       --       --
Variable Accumulation
 Unit Value..............  $   --   $   --   $   --   $   --   $   --   $   --   $ 8.27   $10.61   $   --   $   --
Total Return.............      --       --       --       --       --       --    (22.1%)    6.1%      --       --
Investment Income
 Ratio...................      --       --       --                         --       --      8.2%
CESVUL2 POLICIES (c)
Net Assets...............  $   --   $   --   $   --   $   --   $   --   $   59   $   40   $   --   $   --   $   --
Units Outstanding........      --       --       --       --       --        5        4       --       --       --
Variable Accumulation
 Unit Value..............  $   --   $   --   $   --   $   --   $   --   $13.05   $10.27   $   --   $   --   $   --
Total Return.............      --       --       --       --       --     27.1%     2.7%      --       --       --
Investment Income
 Ratio...................      --       --       --                        1.6%     9.6%      --

                                                                                                DREYFUS VIF
                                            CALVERT                         DREYFUS IP          DEVELOPING
                                             SOCIAL                     TECHNOLOGY GROWTH--      LEADERS--
                                            BALANCED                      INITIAL SHARES      INITIAL SHARES
                           ------------------------------------------   -------------------   ---------------
                            2003     2002     2001     2000     1999           2003            2003     2002
                           ----------------------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets...............  $   27   $   25   $   36   $   40   $   73         $   --          $   --   $   --
Units Outstanding........       2        3        3        3        6             --              --       --
Variable Accumulation
Unit Value...............  $11.01   $ 9.29   $10.65   $11.53   $11.98         $   --          $   --   $   --
Total Return.............    18.5%   (12.8%)   (7.6%)   (3.8%)   11.4%            --              --       --
Investment Income
 Ratio...................     2.1%     4.7%     5.0%                              --              --       --
CESVUL POLICIES (b)
Net Assets...............  $   --   $   --   $   --   $   --   $   --         $   --          $   --   $   --
Units Outstanding........      --       --       --       --       --             --              --       --
Variable Accumulation
 Unit Value..............  $   --   $   --   $   --   $   --   $   --         $   --          $   --   $   --
Total Return.............      --       --       --       --       --             --              --       --
Investment Income
 Ratio...................      --       --       --                               --              --       --
CESVUL2 POLICIES (c)
Net Assets...............  $   --   $   --   $   --   $   --   $   --         $    1          $  198   $   34
Units Outstanding........      --       --       --       --       --             --              20        4
Variable Accumulation
 Unit Value..............  $   --   $   --   $   --   $   --   $   --         $ 9.90          $ 9.95   $ 7.57
Total Return.............      --       --       --       --       --           (1.0%)          31.4%   (24.3%)
Investment Income
 Ratio...................      --       --       --                               --              --      0.1%

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.
Charges and fees levied by NYLIAC are disclosed in Note 3.
 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .60%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

      MAINSTAY VP                MAINSTAY VP                         MAINSTAY VP
       AMERICAN                 DREYFUS LARGE                        EAGLE ASSET
    CENTURY INCOME                 COMPANY                           MANAGEMENT
     AND GROWTH--                  VALUE--                         GROWTH EQUITY--
     INITIAL CLASS              INITIAL CLASS                       INITIAL CLASS
    ---------------   ---------------------------------   ---------------------------------
     2003     2002     2003     2002     2001     2000     2003     2002     2001     2000
    ---------------------------------------------------------------------------------------
    $   --   $   --   $  353   $  258   $  323   $  325   $  252   $  178   $  233   $  265
        --       --       34       31       30       29       42       38       35       33
    $   --   $   --   $10.39   $ 8.18   $10.68   $11.26   $ 5.97   $ 4.69   $ 6.58   $ 7.95
        --       --     27.1%   (23.4%)   (5.2%)   12.6%    27.2%   (28.7%)  (17.2%)  (20.5%)
        --       --      0.8%     0.6%     0.7%              0.2%     0.1%      --
    $   --   $   --   $   --   $   --   $   21   $   --   $   --   $   --   $   --   $   --
        --       --       --       --        2       --       --       --       --       --
    $   --   $   --   $   --   $ 8.27   $10.73   $   --   $   --   $   --   $   --   $   --
        --       --       --    (22.9%)    7.3%      --       --       --       --       --
        --       --       --       --      4.1%               --       --       --
    $    4   $    2   $   36   $   27   $   --   $   --   $  158   $   68   $   --   $   --
        --       --        3        3       --       --       16        9       --       --
    $10.63   $ 8.28   $12.82   $10.04   $   --   $   --   $10.08   $ 7.89   $   --   $   --
      28.4%   (17.2%)   27.6%     0.4%      --       --     27.7%   (21.1%)     --       --
       1.9%     1.9%     0.8%     3.6%      --               0.2%     0.4%      --


                   ALGER AMERICAN
               SMALL CAPITALIZATION--
                   CLASS O SHARES
     ------------------------------------------
      2003     2002     2001     2000     1999
     ------------------------------------------
     $  199   $   98   $  100   $   89   $   95
         25       17       13        8        6
     $ 7.99   $ 5.65   $ 7.71   $11.02   $15.24
       41.4%   (26.7%)  (30.0%)  (27.7%)   42.4%
         --       --      0.1%
     $   --   $   --   $   --   $   --   $   --
         --       --       --       --       --
     $   --   $   --   $   --   $   --   $   --
         --       --       --       --       --
         --       --       --
     $   72   $   --   $   --   $   --   $   --
          6       --       --       --       --
     $12.27   $   --   $   --   $   --   $   --
       22.7%      --       --       --       --
         --       --       --


                 FIDELITY(R) VIP                              FIDELITY(R) VIP                 FIDELITY(R) VIP   FIDELITY(R) VIP
                 CONTRAFUND(R)--                              EQUITY-INCOME--                    GROWTH--         INDEX 500--
                  INITIAL CLASS                                INITIAL CLASS                   INITIAL CLASS     INITIAL CLASS
    ------------------------------------------   ------------------------------------------   ---------------   ---------------
     2003     2002     2001     2000     1999     2003     2002     2001     2000     1999     2003     2002     2003     2002
    -----------------------------------------------------------------------------------------------------------------
    $  412   $  300   $  323   $  352   $   83   $1,518   $  947   $  941   $1,357   $  889   $   --   $   --   $   --   $   --
        31       27       27       26        6      134      108       89      121       85       --       --       --       --
    $13.46   $10.55   $11.72   $13.45   $14.51   $11.32   $ 8.75   $10.61   $11.24   $10.44   $   --   $   --   $   --   $   --
      27.6%   (10.0%)  (12.9%)   (7.3%)   23.4%    29.4%   (17.5%)   (5.6%)    7.7%     5.6%      --       --       --       --
       0.5%     0.8%     0.8%                       1.4%     1.8%     1.8%                        --       --       --       --
    $   --   $   --   $   46   $   --   $   --   $   --   $   --   $   21   $   --   $   --   $   --   $   --   $   --   $   --
        --       --        5       --       --       --       --        2       --       --       --       --       --       --
    $   --   $ 8.87   $ 9.65   $   --   $   --   $   --   $ 8.67   $10.69   $   --   $   --   $   --   $   --   $   --   $   --
        --     (8.1%)   (3.5%)     --       --       --    (18.9%)    6.9%      --       --       --       --       --       --
        --      0.9%      --                         --      2.2%      --                         --       --       --       --
    $  839   $  152   $   --   $   --   $   --   $   38   $   43   $   --   $   --   $   --   $  208   $   15   $  394   $   53
        71       17       --       --       --        3        4       --       --       --       21        2       33        6
    $11.80   $ 9.21   $   --   $   --   $   --   $13.35   $10.27   $   --   $   --   $   --   $10.07   $ 7.60   $12.08   $ 9.43
      28.1%    (7.9%)     --       --       --     30.0%     2.7%      --       --       --     32.5%   (24.0%)   28.1%    (5.7%)
       0.2%      --       --                        1.9%      --       --                        0.1%      --      0.4%      --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                              FIDELITY(R) VIP                                                         JANUS ASPEN
                                INVESTMENT       FIDELITY(R) VIP    FIDELITY(R) VIP                      SERIES
                               GRADE BOND--         MID-CAP--         OVERSEAS--                       BALANCED--
                               INITIAL CLASS      INITIAL CLASS      INITIAL CLASS                INSTITUTIONAL SHARES
                              ---------------   -----------------   ---------------   --------------------------------------------
                               2003     2002     2003      2002      2003     2002     2003      2002     2001      2000     1999
                              ----------------------------------------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets..................  $   --   $   --   $    --   $    --   $   --   $   --   $10,667   $9,237   $10,940   $9,162   $8,041
Units Outstanding...........      --       --        --        --       --       --       731      717       789      625      533
Variable Accumulation Unit
Value.......................  $   --   $   --   $    --   $    --   $   --   $   --   $ 14.59   $12.89   $ 13.87   $14.65   $15.10
Total Return................      --       --        --        --       --       --      13.3%    (7.1%)    (5.3%)   (3.0%)   25.9%
Investment Income Ratio.....      --       --        --        --       --       --       2.2%     2.4%      2.8%
CESVUL POLICIES (b)
Net Assets..................  $   --   $   --   $    --   $    --   $   --   $   --   $    --   $   --   $    59   $   --   $   --
Units Outstanding...........      --       --        --        --       --       --        --       --         6       --       --
Variable Accumulation Unit
 Value......................  $   --   $   --   $    --   $    --   $   --   $   --   $    --   $ 9.22   $  9.82   $   --   $   --
Total Return................      --       --        --        --       --       --        --     (6.1%)    (1.8%)     --       --
Investment Income Ratio.....      --       --        --        --       --       --        --      1.5%      6.5%
CESVUL2 POLICIES (c)
Net Assets..................  $  616   $  239   $   276   $    18   $   10   $    2   $   594   $  328   $    --   $   --   $   --
Units Outstanding...........      54       22        23         2        1       --        56       35        --       --       --
Variable Accumulation Unit
 Value......................  $11.39   $10.86   $ 11.95   $  8.64   $13.23   $ 9.25   $ 10.60   $ 9.32   $    --   $   --   $   --
Total Return................     4.9%     8.6%     38.3%    (13.6%)   43.0%    (7.5%)    13.8%    (6.8%)      --       --       --
Investment Income Ratio.....     2.4%      --       0.1%       --      0.4%      --       2.4%     8.3%       --


                                    MFS(R)                             MORGAN STANLEY
                                   UTILITIES                                UIF
                                   SERIES--                           EMERGING MARKETS
                                 INITIAL CLASS                        EQUITY--CLASS I
                              -------------------   ----------------------------------------------------
                                2003       2002       2003       2002       2001       2000       1999
                              --------------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets..................  $     --   $     --   $     31   $     20   $     23   $     11   $     32
Units Outstanding...........        --         --          3          3          3          1          2
Variable Accumulation Unit
Value.......................  $     --   $     --   $  10.48   $   7.05   $   7.80   $   8.39   $  13.91
Total Return................        --         --       48.6%      (9.5%)     (7.0%)    (39.7%)     39.1%
Investment Income Ratio.....        --         --         --         --         --
CESVUL POLICIES (b)
Net Assets..................  $     --   $     --   $     --   $     --   $     --   $     --   $     --
Units Outstanding...........        --         --         --         --         --         --         --
Variable Accumulation Unit
 Value......................  $     --   $     --   $     --   $     --   $     --   $     --   $     --
Total Return................        --         --         --         --         --         --         --
Investment Income Ratio.....        --         --         --         --         --
CESVUL2 POLICIES (c)
Net Assets..................  $    224   $    169   $     --   $     --   $     --   $     --   $     --
Units Outstanding...........        20         21         --         --         --         --         --
Variable Accumulation Unit
 Value......................  $  11.14   $   8.21   $     --   $     --   $     --   $     --   $     --
Total Return................      35.6%     (17.9%)       --         --         --         --         --
Investment Income Ratio.....       2.3%       3.4%        --         --         --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.
Charges and fees levied by NYLIAC are disclosed in Note 3.
  Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .60%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                         JANUS ASPEN
                            SERIES
                          WORLDWIDE                         LORD ABBETT SERIES FUND--            MFS(R)
                           GROWTH--                               MID-CAP VALUE         INVESTORS TRUST SERIES--
                     INSTITUTIONAL SHARES                           PORTFOLIO                 INITIAL CLASS
     ----------------------------------------------------   -------------------------   -------------------------
       2003       2002       2001       2000       1999        2003          2002          2003          2002
     ------------------------------------------------------------------------------------------------------------
     $    437   $    262   $    267   $    247   $     51    $     --      $     --      $     --      $     --
           42         31         23         17          3          --            --            --            --
     $  10.41   $   8.45   $  11.43   $  14.84   $  17.72    $     --      $     --      $     --      $     --
         23.1%     (26.0%)    (23.0%)    (16.3%)     63.3%         --            --            --            --
          1.1%       0.9%       0.5%                               --            --            --            --
     $     --   $     --   $     --   $     --   $     --    $     --      $     --      $     --      $     --
           --         --         --         --         --          --            --            --            --
     $     --   $     --   $     --   $     --   $     --    $     --      $     --      $     --      $     --
           --         --         --         --         --          --            --            --            --
           --         --         --                                --            --            --            --
     $     30   $      1   $     --   $     --   $     --    $    345      $      9      $    109      $     47
            3         --         --         --         --          29             1             9             5
     $   9.77   $   7.90   $     --   $     --   $     --    $  12.06      $   9.69      $  11.60      $   9.52
         23.7%     (21.0%)       --         --         --        24.4%         (3.1%)        21.8%         (4.8%)
          1.4%       1.5%        --                               1.5%          6.9%          0.5%           --


       MORGAN STANLEY           SCUDDER
          UIF U.S.                VIT                         T. ROWE PRICE                    T. ROWE PRICE
        REAL ESTATE--      SMALL CAP INDEX --                 EQUITY INCOME                    LIMITED-TERM
           CLASS I           CLASS A SHARES                     PORTFOLIO                     BOND PORTFOLIO
     -------------------   ------------------   -----------------------------------------   -------------------
       2003       2002            2003            2003       2002       2001       2000       2003       2002
     ----------------------------------------------------------------------------------------------------------
     $     --   $     --        $     --        $    286   $    213   $    183   $    124   $     --   $     --
           --         --              --              23         21         16         11         --         --
     $     --   $     --        $     --        $  12.36   $   9.92   $  11.50   $  11.41   $     --   $     --
           --         --              --            24.6%     (13.7%)      0.8%      14.1%        --         --
           --         --              --             1.6%       1.6%       1.5%                   --         --
     $     --   $     --        $     --        $     --   $     --   $     --   $     --   $     --   $     --
           --         --              --              --         --         --         --         --         --
     $     --   $     --        $     --        $     --   $   8.76   $     --   $     --   $     --   $     --
           --         --              --              --      (12.4%)       --         --         --         --
           --         --              --              --        1.4%        --                    --         --
     $    658   $    221        $      1        $  1,668   $    703   $     --   $     --   $    134   $     33
           53         24              --             159         84         --         --         13          3
     $  12.38   $   9.03        $  10.37        $  10.50   $   8.39   $     --   $     --   $  10.55   $  10.15
         37.2%      (9.7%)           3.7%           25.2%     (16.1%)       --         --        4.0%       1.5%
           --        5.0%             --             1.9%       2.1%        --                   3.6%       4.5%

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and Annuity Corporation and the Corporate Sponsored Variable Universal Life Separate Account-I
Policyowners:

In our opinion, the accompanying statements of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond (Initial Class), MainStay VP Capital Appreciation (Initial Class), MainStay VP Cash Management, MainStay VP Convertible (Initial Class), MainStay VP Government (Initial Class), MainStay VP Growth Equity (Initial Class), MainStay VP High Yield Corporate Bond (Initial Class), MainStay VP Indexed Equity (Initial Class), MainStay VP International Equity (Initial Class), MainStay VP Mid Cap Core (Initial Class), MainStay VP Mid Cap Growth (Initial Shares), MainStay VP Small Cap Growth (Initial Shares), MainStay VP Total Return (Initial Class), MainStay VP Value (Initial Class), MainStay VP American Century Income and Growth (Initial Class), MainStay VP Dreyfus Large Company Value (Initial Class), MainStay VP Eagle Asset Management Growth Equity (Initial Class), MainStay VP Lord Abbett Developing Growth (Initial Class), Alger American Leveraged All Cap (Class O Shares), Alger American Small Capitalization (Class O Shares), American Century VP International (Class II), American Century VP Value (Class II), Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Dreyfus VIF Developing Leaders (Initial Shares) (formerly known as Dreyfus VIF Small Cap Growth), Fidelity(R) VIP Contrafund(R) (Initial Class), Fidelity(R) VIP Equity-Income (Initial Class), Fidelity(R) VIP Growth (Initial Class), Fidelity(R) VIP Index 500 (Initial Class), Fidelity(R) VIP Investment Grade Bond (Initial Class), Fidelity(R) VIP Mid-Cap (Initial Class), Fidelity(R) VIP Overseas (Initial Class), Fidelity(R) VIP Value Strategies (Service Class 2), Janus Aspen Series Balanced (Institutional Shares), Janus Aspen Series Mid Cap Growth (Institutional Shares) (formerly known as Janus Aspen Series Aggressive Growth), Janus Aspen Series Worldwide Growth (Institutional Shares), Lord Abbett Series Fund Mid-Cap Value Portfolio, MFS(R) Investors Trust Series (Initial Class), MFS(R) New Discovery Series (Initial Class), MFS(R) Research Series (Initial Class), MFS(R) Utilities Series (Initial Class), Morgan Stanley UIF Emerging Markets Debt (Class I), Morgan Stanley UIF Emerging Markets Equity (Class I), Morgan Stanley UIF U.S. Real Estate (Class I), Scudder VIT EAFE(R) Equity Index (Class A Shares), Scudder VIT Small Cap Index (Class A Shares), T. Rowe Price Equity Income Portfolio and T. Rowe Price Limited-Term Bond Portfolio, Investment Divisions (constituting the New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account-I) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2004

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2003       2002
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities, at fair value
  Available for sale                                          $29,401    $24,515
  Trading securities                                               66         --
Equity securities, at fair value
  Available for sale                                               47         70
  Trading securities                                               22         --
Mortgage loans                                                  2,665      2,389
Policy loans                                                      563        577
Other investments                                                 280        739
                                                              -------    -------
     Total investments                                         33,044     28,290

Cash and cash equivalents                                         761      1,362
Deferred policy acquisition costs                               2,180      1,781
Interest in annuity contracts                                   3,306      2,958
Other assets                                                    1,234      1,440
Separate account assets                                        11,589      9,245
                                                              -------    -------
     Total assets                                             $52,114    $45,076
                                                              =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $29,366    $25,260
Future policy benefits                                          1,027        967
Policy claims                                                     107        103
Obligations under structured settlement agreements              3,306      2,958
Other liabilities                                               2,556      3,280
Separate account liabilities                                   11,500      9,154
                                                              -------    -------
     Total liabilities                                         47,862     41,722
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                      1,410        910
Accumulated other comprehensive income                            590        451
Retained earnings                                               2,227      1,968
                                                              -------    -------
     Total stockholder's equity                                 4,252      3,354
                                                              -------    -------
     Total liabilities and stockholder's equity               $52,114    $45,076
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums                                                    $    3   $  144   $  235
  Fees -- universal life and annuity policies                    603      546      509
  Net investment income                                        1,801    1,647    1,452
  Net investment losses                                           (3)     (49)     (50)
  Other income                                                    19       16        9
                                                              ------   ------   ------
     Total revenues                                            2,423    2,304    2,155
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances         1,321    1,280    1,133
  Policyholder benefits                                          139      305      354
  Operating expenses                                             588      554      536
                                                              ------   ------   ------
     Total expenses                                            2,048    2,139    2,023
                                                              ------   ------   ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        375      165      132
Income tax expense/(benefit)                                     116       (1)      31
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting
  principle                                                      259      166      101
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --       --       14
                                                              ------   ------   ------
NET INCOME                                                    $  259   $  166   $  115
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
                                                                         (IN MILLIONS)
BALANCE AT JANUARY 1, 2001                      $25        $  480       $1,721         $(31)           $2,195
                                                                                                       ------
Comprehensive income:
  Net income                                                               115                            115
                                                                                                       ------
     Cumulative effect of a change in
       accounting principle, net of tax                                                  (2)               (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     137               137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                        300                                         300
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2001                     25           780        1,836          104             2,745
                                                                                                       ------
Comprehensive income:
  Net income                                                               166                            166
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     350               350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                        130                                         130
  Transfer of Taiwan branch net assets to an
     affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)          (3)              (37)
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2002                     25           910        1,968          451             3,354
                                                                                                       ------
Comprehensive income:
  Net income                                                               259                            259
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     139               139
                                                                                                       ------
  Other comprehensive income                                                                              139
                                                                                                       ------
Total comprehensive income                                                                                398
  Capital contribution                                        500                                         500
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2003                    $25        $1,410       $2,227         $590            $4,252
                                                ===        ======       ======         ====            ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2003        2002        2001
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    259    $    166    $    115
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                  35           1         (26)
     Net capitalization of deferred policy acquisition costs      (400)       (441)       (380)
     Annuity and universal life fees                              (296)       (257)       (227)
     Interest credited to policyholders' account balances        1,321       1,292       1,133
     Net investment losses                                           3          49          50
     Deferred income taxes                                          17          (1)         21
     Cumulative effect of a change in accounting principle          --          --         (14)
     (Increase) decrease in:
       Net separate account assets and liabilities                  19          --         (35)
       Other assets and other liabilities                         (250)         99          88
       Trading securities                                           89          29          --
     Increase (decrease) in:
       Policy claims                                                 4          (4)         34
       Future policy benefits                                      (23)        170         186
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                778       1,103         945
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                22,559      24,951      28,757
     Maturity of available for sale fixed maturities               418       1,090       1,902
     Sale of equity securities                                      39          38         109
     Repayment of mortgage loans                                   776         466         322
     Sale of other investments                                     520         206          58
  Cost of:
     Available for sale fixed maturities acquired              (27,666)    (30,915)    (33,811)
     Equity securities acquired                                    (19)        (66)       (112)
     Mortgage loans acquired                                    (1,052)       (791)       (469)
     Other investments acquired                                    (70)        (21)       (715)
  Policy loans (net)                                                14         (27)        (32)
  Increase in loaned securities                                    125         747          23
  Securities sold under agreements to repurchase (net)            (644)        514         153
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (5,000)     (3,808)     (3,815)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,094       5,351       4,525
     Withdrawals                                                (1,715)     (1,501)     (1,396)
     Net transfers to the separate accounts                       (258)       (585)       (536)
  Transfer of Taiwan branch cash to an affiliated company           --        (116)         --
  Capital contribution received from parent                        500         130         300
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,621       3,279       2,893
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (2)         --
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents              (601)        572          23
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                     1,362         790         767
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    761    $  1,362    $    790
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2003, 2002 AND 2001

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed maturity investments classified as available for sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from fixed maturities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. The Company continuously monitors securities that have an estimated fair value that is below amortized cost in order to determine if there is any evidence that the decline in estimated fair value is not temporary. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

agreement. These specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Other investments consist primarily of investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized loans. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Collateralized loans are reported at outstanding principal balance reduced by any charge-off or specific valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note
10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. Changes in assumptions are reflected as retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability includes for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of reinsurance recoverables, investment income due and accrued, amounts receivable for undelivered securities, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, deferred income taxes and repurchase agreements.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     The Company has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives which are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its non-guaranteed and registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate accounts, the liability represents amounts due to policyholders pursuant to the terms of the contract.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS -- (CONTINUED)

     The guaranteed separate accounts maintained on a fair value basis provides a guarantee of principal and interest for contracts held to maturity. Prior to maturity, a market value adjustment is imposed upon certain surrenders. Interest rates on these contracts may be adjusted periodically.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current markets rates.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Recent corporate and accounting scandals continue to increase the risks of defaults on fixed maturities securities. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum death benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of any new legislation extending the suspension or eliminating this tax, the Company is subject to this tax beginning in 2004.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133", ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, the Company reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

     In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 provides guidance on a number of topics, including separate account presentation, interest in separate accounts, liability valuation, returns based on a contractually referenced pool of assets or index, and accounting for contracts that contain death or other insurance benefit features.

     SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The effect of initially adopting SOP 03-01 will be reported as a cumulative effect of a change in accounting principle. The company is currently completing an assessment of the impact of the SOP on its operations; however, we do

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

not believe that the implementation of SOP 03-01 will have a material effect on the Company's financial position.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     At December 31, 2003 and 2002, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2003                       2002
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $ 1,118      $ 1,127       $   621      $   630
Due after one year through five years                   4,913        5,206         4,306        4,513
Due after five years through ten years                  8,754        9,291         7,151        7,546
Due after ten years                                     4,164        4,441         3,402        3,659
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency               303          315           535          559
  Other mortgage-backed securities                      6,306        6,541         5,119        5,434
  Other asset-backed securities                         2,424        2,480         2,102        2,174
                                                      -------      -------       -------      -------
     Total Available for Sale                         $27,982      $29,401       $23,236      $24,515
                                                      =======      =======       =======      =======

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2003
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $   735       $   21         $  2        $   754
U.S. agencies, state and municipal                     1,060           85            3          1,142
Foreign governments                                      122           10           --            132
Corporate                                             17,335        1,112           95         18,352
Other mortgage-backed securities                       6,306          259           24          6,541
Other asset-backed securities                          2,424           73           17          2,480
                                                     -------       ------         ----        -------
     Total Available for Sale                        $27,982       $1,560         $141        $29,401
                                                     =======       ======         ====        =======

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                     1,579          131           --          1,710
Foreign governments                                      105           11           --            116
Corporate                                             13,309          952          249         14,012
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

     At December 31, 2003 and 2002, the Company has outstanding contractual obligations to acquire additional private placement securities amounting to $16 million and $161 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

EQUITY SECURITIES

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on available for sale equity securities was as follows (in millions):

                UNREALIZED    UNREALIZED    ESTIMATED
        COST      GAINS         LOSSES      FAIR VALUE
        ----    ----------    ----------    ----------
2003    $46       $   2          $ 1           $47
2002    $81       $  --          $11           $70

MORTGAGE LOANS

     The Company's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2003 and 2002 is estimated to be $2,854 million and $2,614 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities. As mortgage loans are generally intended to be held to maturity, the fair value does not necessarily represent the values for which those loans could have been sold for at December 31, 2003 or 2002.

     At December 31, 2003 and 2002, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $58 million and $60 million at fixed and floating interest rates ranging from 2.7% to 7.8% and from 3.7% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

     At December 31, 2003 and 2002, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2003                  2002
                                     -----------------    ------------------
                                     CARRYING    % OF     CARRYING     % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    ------
Property Type:
  Office buildings                    $  943      35.4%    $  855       35.8%
  Retail                                 474      17.8%       397       16.6%
  Residential                            608      22.8%       604       25.3%
  Industrial                             336      12.6%       238       10.0%
  Apartment buildings                    269      10.1%       258       10.8%
  Other                                   35       1.3%        37        1.5%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======
Geographic Region:
  Central                             $  783      29.4%    $  606       25.4%
  South Atlantic                         684      25.7%       654       27.4%
  Pacific                                563      21.1%       474       19.8%
  Middle Atlantic                        455      17.0%       486       20.3%
  New England                            180       6.8%       169        7.1%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======

OTHER INVESTMENTS

     The components of other investments as of December 31, 2003 and 2002 were as follows (in millions):

                                                           2003    2002
                                                           ----    ----
Limited liability company                                  $157    $675
Collateralized loans                                         40      --
Derivatives                                                  34      26
Limited partnerships                                         28      17
Real estate                                                  17      17
Other                                                         4       4
                                                           ----    ----
     Total other investments                               $280    $739
                                                           ====    ====

     Investments in limited liability company represents the Company's investment in the New York Life Short Term Investment Fund ("STIF"), formed by NYL to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate at December 31, 2003 and 2002 was $6 million and $5 million, respectively. Depreciation expense totaled $1 million for each year ended December 31, 2003, 2002 and 2001.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at December 31, 2003 and 2002 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2003, 2002 and 2001, were as follows (in millions):

                                              2003      2002      2001
                                             ------    ------    ------
Fixed maturities                             $1,604    $1,448    $1,238
Equity securities                                 2         3         6
Mortgage loans                                  167       170       155
Policy loans                                     46        45        47
Other investments                                30        30        45
                                             ------    ------    ------
  Gross investment income                     1,849     1,696     1,491
Investment expenses                             (48)      (49)      (39)
                                             ------    ------    ------
  Net investment income                      $1,801    $1,647    $1,452
                                             ======    ======    ======

     For the years ended December 31, 2003, 2002 and 2001, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                                2003                           2002                           2001
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
Fixed maturities                      $192               $(176)      $192               $(236)      $163               $(217)
Equity securities                        5                  (7)         8                  (8)        11                  (9)
Mortgage loans                           2                  (4)         1                  (1)        --                  (1)
Derivative instruments                   1                  (4)         1                  (4)         1                  (7)
Other investments                       --                 (12)        --                  (2)        10                  (1)
                                      ----               -----       ----               -----       ----               -----
     Subtotal                         $200               $(203)      $202               $(251)      $185               $(235)
                                      ====               =====       ====               =====       ====               =====
Total net investment losses                     $(3)                           $(49)                          $(50)
                                                ===                            ====                           ====

     Effective January 1, 2003 the Company transferred all other-than-temporarily impaired securities to a trading portfolio at fair value. Accordingly, for the year 2003 the trading portfolio required a mark-to-market adjustment through net investment losses to reflect any subsequent decline or increase in fair market value. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $2 million.

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The convertible portfolio was subsequently sold during 2002.

     The gross gains and losses on trading securities amounted to $21 million and $73 million for the year ended, December 31, 2003. The gross gains and losses on trading securities amounted to $3 million and $7 million for the period April 1, 2002 through December 31, 2002. Trading gains and losses are included in net investment losses in the accompanying Statement of Income.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $24 million, $70 million and $33 million for the years ended December 31, 2003, 2002 and 2001, respectively. Related losses from other-than-temporary impairments in equities (included in gross investment losses on equity securities above) were $7 million at December 31, 2003. There were no other-than-temporary impairment losses in equities for 2002 and 2001.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities into two categories: (1) when the estimated fair value has declined and remained below

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

amortized cost for a period of less than twelve months, and (2) when the estimated fair value has declined and remained below cost for a period of greater than twelve months, at December 31, 2003 (in millions):

                                             LESS THAN           GREATER THAN
                                             12 MONTHS            12 MONTHS               TOTAL
                                        -------------------   ------------------   -------------------
                                         FAIR    UNREALIZED   FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                        VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES
----------------                        ------   ----------   -----   ----------   ------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies             $  319      $  2      $ --       $--       $  319      $  2
U.S. agencies, state and municipal         134         3        --        --          134         3
Foreign governments                         14         *        --        --           14         *
Corporate                                2,306        72       338        23        2,644        95
Mortgage-backed securities               1,184        24         1         *        1,185        24
Asset-backed securities                    344         9        58         8          402        17
                                        ------      ----      ----       ---       ------      ----
     TOTAL FIXED MATURITIES              4,301       110       397        31        4,698       141
                                        ------      ----      ----       ---       ------      ----
               EQUITIES
               --------
Preferred Stock                             --        --         4         1            4         1
                                        ------      ----      ----       ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED
       SECURITIES                       $4,301      $110      $401       $32       $4,702      $142
                                        ======      ====      ====       ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     For the securities with gross unrealized losses, the decline in fair value is principally related to changes in interest rates and weak economic and market conditions in certain corporate sectors such as airlines, energy and utilities that are now experiencing a gradual rebound in fair value. Recent improvement in fair value for these securities evidences continued recovery as economic and market conditions improve. Refer to Note 2 -- Significant Accounting Policies for Investments, which discloses the Company's process for reviewing invested assets for impairments.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

Statement of Income. The amounts for the years ended December 31, 2003, 2002 and 2001 are as follows (in millions):

                                                         2003    2002     2001
                                                         ----    -----    ----
Net unrealized investment gains (losses), beginning of
  the year                                               $451    $ 104    $(31)
                                                         ----    -----    ----
Cumulative effect of a change in accounting principle      --       --      (2)
                                                         ----    -----    ----
Changes in net unrealized investment gains attributable
  to investments:
  Net unrealized investment gains arising during the
     period                                               132      663     172
  Less: Reclassification adjustments for gains (losses)
     included in net income                                18        9     (64)
                                                         ----    -----    ----
  Change in net unrealized investment gains, net of
     adjustments                                          114      654     236
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balance                           26      (15)     --
  Deferred policy acquisition costs                        (1)    (289)    (99)
                                                         ----    -----    ----
Change in net unrealized investment gains (losses)        139      350     137
                                                         ----    -----    ----
Transfer of Taiwan branch to an affiliated company         --       (3)     --
                                                         ----    -----    ----
Net unrealized investment gains (losses), end of year    $590    $ 451    $104
                                                         ====    =====    ====

     Net unrealized gains on investments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense of $71 million $357 million and $93 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense (benefit) of $10 million, $5 million and ($34) million, respectively.

     Policyholders' account balance reported in the preceding table for the years ended December 31, 2003 and 2002 are net of income tax expense (benefit) of $14 million and $(8) million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax benefit of $-, $156 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

NOTE 5 -- INSURANCE LIABILITIES

     The Company's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of the Company's liabilities for deferred annuities at December 31, 2003 and 2002, was $15,733 million and $13,319 million, respectively, and is included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2003 and 2002 was $29 million and $55 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains non-guaranteed separate accounts for its variable deferred annuity and variable life products; certain of which are registered with the Securities and Exchange Commission. Assets in non-guaranteed separate accounts were $10,866 million and $8,526 million at December 31, 2003 and 2002, respectively. The Company maintains investments in the non-guaranteed separate accounts of $45 million and $52 million at December 31, 2003 and 2002, respectively. The assets of these separate accounts represent

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 6 -- SEPARATE ACCOUNTS -- (CONTINUED)

investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds.

     The Company maintains one guaranteed separate account for universal life insurance policies, with assets of $723 million and $719 million at December 31, 2003 and 2002, respectively. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2003, 2002 and 2001 was as follows (in millions):

                                                      2003      2002      2001
                                                     ------    ------    ------
Balance at beginning of year                         $1,781    $1,887    $1,660
  Current year additions                                645       630       558
  Amortized during year                                (245)     (189)     (179)
  Adjustment for change in unrealized investment
     gains                                               (1)     (445)     (152)
  Transfer of Taiwan branch to an affiliated
     company                                             --      (102)       --
                                                     ------    ------    ------
Balance at end of year                               $2,180    $1,781    $1,887
                                                     ======    ======    ======

     On July 1, 2002, the assets and liabilities including deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense (benefit) included in the accompanying Statement of Income was as follows (in millions):

                                                            2003    2002    2001
                                                            ----    ----    ----
Current:
  Federal                                                   $ 94    $(1)    $ 8
  State and local                                              5      1       2
                                                            ----    ---     ---
                                                              99     --      10
Deferred:
  Federal                                                     17     (1)     21
                                                            ----    ---     ---
Income tax expense/(benefit)                                $116    $(1)    $31
                                                            ====    ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2003 and 2002 were as follows (in millions):

                                                               2003     2002
                                                              ------    ----
Deferred tax assets:
  Future policyholder benefits                                $  487    $427
  Employee and agents benefits                                    62      58
                                                              ------    ----
     Deferred tax assets                                         549     485
                                                              ------    ----
Deferred tax liabilities:
  Deferred policy acquisition costs                              517     409
  Investments                                                    479     420
  Other                                                            9      19
                                                              ------    ----
     Deferred tax liabilities                                  1,005     848
                                                              ------    ----
       Net deferred tax liability                             $  456    $363
                                                              ======    ====

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2003, 2002 and 2001:

                                                          2003    2002     2001
                                                          ----    -----    -----
Statutory Federal income tax rate                         35.0%    35.0%    35.0%
Current year equity base tax                                --       --     12.5
True down of prior year equity base tax                     --    (22.9)   (20.1)
Tax exempt income                                         (2.8)    (6.0)    (4.9)
Foreign branch termination                                  --     (3.8)      --
Other                                                     (1.2)    (2.9)     0.9
                                                          ----    -----    -----
Effective tax rate                                        31.0%    (0.6)%   23.4%
                                                          ====    =====    =====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2003 and 2002, the Company had recorded an income tax receivable from New York Life of $38 million and an income tax payable to New York Life of $38 million, respectively.

     The Company's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount was released in 2002 and reflected as an adjustment to 2002 current income tax expense (benefit) in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to loss from reinsurer insolvencies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 50% of the reinsurance ceded at December 31, 2003.

     The Company has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $171 million, $81 million and $2 million at December 31, 2003, 2002 and 2001, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with all counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. The Company does not have any fair value hedges at December 31, 2003 and 2002. The Company will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised;
(iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The Company's cash flow hedges primarily include hedges of floating rate available for sale securities. During 2003 and 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

of forecasted transactions as of December 31, 2003 and 2002. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2003 and 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million and $7 million, respectively.

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses). No hedging transactions were discontinued for the years ended December 31, 2003 and 2002 due to hedge ineffectiveness.

     The Company has derivative instruments that do not qualify for hedge accounting treatment. These derivatives include interest rate options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses).

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2003 and 2002, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, employment and benefits and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $1,424 million and $1,318 million, respectively, of the Company's fixed maturity securities were on loan to others. Collateral on loan securities is obtained in accordance with our policy disclosed in Note 2 -- Significant Accounting Policies. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

     At December 31, 2003 and 2002, the Company recorded cash collateral received under these agreements of $1,474 million and $1,350 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2003 of $155 million ($799 million at December 31,
2002) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $559 million, $537 million and $458 million for the years ended December 31, 2003, 2002 and 2001, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $27 million for its share of the net periodic post-retirement benefits expense in 2003 ($13 million and $10 million in 2002 and 2001, respectively) and a benefit of $(2) million in 2003 ($(2) million in 2002 and $(6) million in 2001) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     The Company has entered into an investment advisory agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2003, 2002 and 2001, the total cost for these services amounted to $22 million, $28 million and $16 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

NYLIM for the years ended December 31, 2003, 2002 and 2001 of $9 million, $9 million and $8 million, respectively.

     At December 31, 2003 and 2002, the Company had a net liability of $186 million and $166 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.46% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2003 and 2002 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $3,306 million and $2,958 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2003 and 2002 the amount of outstanding reserves on these contracts included in future policy benefits was $178 million and $180 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $89 million, $71 million and $126 million, for the years ended December 31, 2003, 2002 and 2001, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2003 and December 31, 2002.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2003 and December 31, 2002. Interest expense for 2003, 2002 and 2001 was less than $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2003, the Company had recorded a receivable from MCF included in other assets of $23 million. During 2003, the Company received interest payments from MCF totaling less than $1 million.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                           2003    2002
                                                           ----    ----
Amounts recoverable from reinsurers                        $716    $633
Premiums ceded                                              171      74
Benefits ceded                                               38      13

     The Company received capital contributions of $500 million and $130 million in 2003 and 2002, respectively, from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life for the purpose of funding certain New York Life employee benefits. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, the Company recorded liabilities of approximately $1,133 million and $1,023 million, respectively, which are included in policyholder account balances and separate account liabilities on the accompanying Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to a Voluntary Employees' Beneficiary Association (VEBA) trust, a trust formed for the benefit of New York Life's retired employees. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, policyholder account balances and separate account liabilities related to these policies aggregated $252 million and $219 million, respectively.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $173 million, $30 million, and $20 million during 2003, 2002 and 2001, respectively.

     Total interest paid was $10 million, $7 million and $21 million during 2003, 2002 and 2001, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2003 and 2002, statutory stockholder's equity was $1,882 million and $1,404 million, respectively. Statutory net income/(loss) for the years ended December 31, 2003, 2002 and 2001 was $20 million, $(95) million and $(83) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2003, 2002 and 2001. As of December 31, 2003, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $447 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $186 million.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
New York NY
February 6, 2004

                            PART C. OTHER INFORMATION

ITEM 27.         EXHIBITS

                 Board of Directors Resolution

(a) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

(b)              Custodian Agreements. Not applicable.

(c)              Underwriting Contracts.

(c)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), and incorporated herein by reference.

(c)(2) Form of Sales Agreement, by and between NYLIFE Distributors Inc., as Underwriter, NYLIAC as Issuer, and Dealers - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(d)              Contracts.

(d)(1) Form of Policy - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to Registrant's initial Registration Statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(d)(2) Alternate Cash Surrender Value Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(a) to Registrant's Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 333-07617), filed 4/14/00 and incorporated herein by reference.

(e)              Applications.

(e)(1) Form of Application - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10) to Registrant's Pre-Effective Amendment No. 2 to the registration statement on Form S-6 (File No. 333-07617), filed 4/13/00 and incorporated herein by reference.

(f)              Depositor's Certificate of Incorporation and By-Laws.

(f)(1) Restated Certificate of Incorporation of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to Registrant's initial Registration Statement on Form S-6, (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(f)(2)(a) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(g)              Reinsurance Contracts.


(g)(1) Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 4/21/03 and incorporated herein by reference.



(g)(2) Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232, 102(e) as Exhibit (g)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - 1 (File No. 333-48300), filed 4/18/03 and incorporated herein by reference.

(h)              Participation Agreements.

(h)(1) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(2) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(3) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(4) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(5) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(6) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(7) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(8) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment
                 No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(9) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management
                 LLC - Previously filed in accordance with Regulation S-T, 17CFR
                 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(10) Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (8) (m) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(i)              Administrative Contracts.

(i)(1) Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.

(i)(2) Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.

(i)(3) Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.

(i)(4) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.

(i)(5) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit
                 (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.

(i)(6) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC
                 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(j)              Other Material Contracts.

(j)(1) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) for the following, and incorporated herein by reference:

                 Jay S. Calhoun, Vice President, Treasurer and Director
                   (Principal Financial Officer)
                 Richard M. Kernan, Jr., Director
                 Robert D. Rock, Senior Vice President and Director
                 Frederick J. Sievert, President and Director (Principal
                   Executive Officer)
                 Stephen N. Steinig, Senior Vice President, Chief Actuary and
                   Director
                 Seymour Sternberg, Director

(j)(2) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(j)(3) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - Previously filed as
                 Exhibit 8 (d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(j)(4) Power of Attorney for Certain Directors of NYLIAC - Previously filed as Exhibit (10)(e) to Registrant's Post-Effective Amendment No. 6 on Form N-4 and incorporated herein by reference for the following:

                 George J. Trapp, Director
                 Frank M. Boccio, Director
                 Phillip J. Hildebrand, Director
                 Michael G. Gallo, Director
                 Solomon Goldfinger, Director
                 Howard I. Atkins, Director


(j)(5) Power of Attorney for John A. Cullen, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit
                 (10)(f) to Post-Effective Amendment No. 21 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 2-86083), and incorporated herein by reference.

(j)(6) Power of Attorney for Gary G. Benanav, Director and Executive Vice President - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(o) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-47728) filed 10/11/00 and incorporated herein by reference.

(j)(7) Power of Attorney for Theodore A. Mathas, Director - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(h) to Post-Effective Amendment No. 13 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I(File No. 033-53342), filed 10/3/01 and incorporated herein by reference.

(j)(8) Power of Attorney for Anne F. Pollack, Director, Senior Vice President and Chief Investment Officer - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(r) to Post-Effective Amendment No. 11 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-79309), filed 1/24/02 and incorporated herein by reference.

(j)(9) Power of Attorney for Michael E. Sproule, Director - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(m) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - 1 (File No. 333-48300), filed 12/23/02 and incorporated herein by reference.

(j)(10) Power of Attorney for Carmela Condon, Vice President and Controller of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.


(j)(11) Power of Attorney for Sandra J. Kristoff, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(j) to Pre-Effective Amendment No. 1 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed 9/10/03 and incorporated herein by reference.

(j)(12) Power of Attorney for John R. Meyer, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17
                 CFR 232.102(e) as Exhibit (10)(m) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 02-86083), filed
                 4/5/04 and incorporated herein by reference.


(k)              Legal Opinion.

                 Opinion and consent of Thomas F. English, Esq. - Filed herewith.

(l)              Actuarial Opinion.



                 Opinion and consent of Mei Chen. Associate Actuary. Filed herewith.


(m)              Calculation.

                 Not applicable.

(n)              Other Opinions.

(n)(1)           Consent of PricewaterhouseCoopers LLP - Filed herewith.

(o)              Omitted Financial Statements.

                 Not applicable.

(p)              Initial Capital Agreements.

                 Not applicable.

(q)              Redeemability Exemption.

(q)(1) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (9)(e) to Registrant's Pre-Effective Amendment No. 2 on Form S-6 (File No. 333-07617), filed 4/25/97 and incorporated herein by reference.

(q)(2) Supplement to Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit 1.9(g) to Registrant's Post-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 4/25/98 and incorporated herein by reference.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.


         Name:                                          Title:
         -----                                          ------
         Frank M. Boccio                                Director and Senior Vice President
         Michael Gallo                                  Director and Senior Vice President
         Solomon Goldfinger                             Director, Senior Vice President and Chief Financial Officer
         Phillip J. Hildebrand                          Director and Executive Vice President
         Sandra J. Kristoff                             Director
         Theodore A. Mathas                             Director and Executive Vice President
         John R. Meyer                                  Director and Senior Vice President
         Anne F. Pollack                                Director, Senior Vice President and Chief Investment Officer
         Robert D. Rock                                 Director and Senior Vice President
         Frederick J. Sievert                           Director and President
         Michael E. Sproule                             Director
         Seymour Sternberg                              Director
         Gary E. Wendlandt                              Executive Vice President
         Jay S. Calhoun                                 Senior Vice President and Treasurer
         Judith E. Campbell                             Senior Vice President and Chief Information Officer
         John A. Cullen                                 Senior Vice President
         Sheila K. Davidson                             Senior Vice President and General Counsel
         Thomas F. English                              Senior Vice President and Deputy General Counsel
         David A. Harland                               Senior Vice President and Deputy General Counsel
         Melvin J. Feinberg                             Senior Vice President
         Robert J. Hebron                               Senior Vice President
         Gerald Kaplan                                  Senior Vice President and Tax Counsel
         Barbara McInerney                              Senior Vice President in charge of Corporate Compliance
         Paul Morris                                    Senior Vice President
         Frank J. Ollari                                Senior Vice President
         Eric Rubin                                     Senior Vice President
         Richard C. Schwartz                            Senior Vice President and Senior Investment Manager for
                                                        Derivative Securities
         Joel M. Steinberg                              Senior Vice President and Chief Actuary
         Stephen N. Steinig                             Senior Vice President and Actuary
         Mark W. Talgo                                  Senior Vice President
         Howard Anderson                                Vice President
         Gary J. Miller                                 First Vice President
         Michael M. Oleske                              First Vice President
         John M. Swenson                                First Vice President
         David Bangs                                    Vice President
         Scott Berlin                                   Vice President and Actuary
         Stephen A. Bloom                               Vice President and Chief Underwriter
         David Boyle                                    Vice President
         William J. Burns                               Vice President
         William Cheng                                  Vice President
         Camille Condon                                 Vice President and Controller
         Paul K. Cunningham                             Vice President
         Karen Dann                                     Vice President
         Kathleen A. Donnelly                           Vice President
         Mark A. Gomez                                  Vice President and Associate General Counsel
         Jane L. Hamrick                                Vice President
         Matthew M. Huss                                Vice President
         Joseph Hynes                                   Vice President
         Robert Hynes                                   Vice President
         John Iacovino                                  Vice President and Medical Director
         David Krystel                                  Vice President
         Edward Linder                                  Vice President
         Daniel J. McKillop                             Vice President
         Micheal J. Oliviero                            Vice President - Tax
         Andrew N. Reiss                                Vice President and National Sales Manager
         Dorothea Rodd                                  Vice President
         Patricia S. Rossi                              Vice President
         Janis C. Rubin                                 Vice President
         Gary W. Scofield                               Vice President
         Georgene Sfraga Panza                          Vice President
         David Skinner                                  Vice President
         Thomas J. Troeller                             Vice President and Attorney
         Richard M. Walsh                               Vice President
         Robert Ziegler                                 Vice President
         Richard W. Zuccaro                             Vice President
         Catherine A. Marrion                           Secretary

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland


Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

New York Life Investment Management Institutional Funds(1)             Delaware

McMorgan Funds(1)                                                      Delaware

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

Monitor Capital Advisors Funds, LLC (3)                                Delaware

New York Life Insurance and Annuity Corporation                        Delaware

NYLIFE LLC                                                             Delaware
     Avanti Corporate Health Systems, Inc.                             Delaware
        Avanti of the District, Inc.                                   Maryland
     Eagle Strategies Corp.                                            Arizona

--------

         (1) Registered investment company as to which New York Life ("NYL") and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of NYL and is included for informational purposes only.

         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

         (3) New York Life Investment Management LLC provides management services to Monitor Capital Advisors Funds, LLC (Large Cap Equity Index Fund), which is a Delaware limited liability company designed to provide investment results that correspond to the total return performance of the S&P 500 Composite Stock Index. The sole investor in this limited liability company is New York Life.


--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     New York Life International Investment Inc.                       Delaware
         Monetary Research Ltd.                                        Bermuda
         NYL Management Limited                                        United Kingdom
     New York Life International Investment Asia Ltd.                  Mauritius
     NYLUK I Company                                                   United Kingdom
         New York Life (U.K.) Limited                                  United Kingdom

         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             Gresham Unit Trust Managers                               United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
             WLIC                                                      United Kingdom
             W(UK)HC Limited                                           United Kingdom
             W Financial Services                                      United Kingdom
             W Home Loans                                              United Kingdom
             W Trust Managers                                          United Kingdom
             WIM                                                       United Kingdom
             WFMI                                                      United Kingdom
     New York Life Trust Company                                       New York
     New York Life Trust Company, FSB                                  Federal Savings Bank
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     WellPath of Arizona Reinsurance Company                               Arizona
     NYLCare NC Holdings, Inc.                                             Delaware
     NYLIFE Securities Inc.                                                New York
     NYLIFE Structured Asset Management Company Ltd.                       Texas



     Prime Provider Corp.                                                  New York
         Prime Provider Corp. of Texas                                     Texas
     NYLINK Insurance Agency Incorporated                                  Delaware
         NYLINK Insurance Agency of Alabama, Incorporated                  Alabama
         NYLINK Insurance Agency of Hawaii, Incorporated                   Hawaii
         NYLINK Insurance Agency of Massachusetts, Incorporated            Massachusetts
         NYLINK Insurance Agency of Montana, Incorporated                  Montana
         NYLINK Insurance Agency of Nevada, Incorporated                   Nevada

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
    (NYLINK Insurance Agency subsidiaries cont.)
         NYLINK Insurance Agency of New Mexico, Incorporated           New Mexico


         NYLINK Insurance Agency of Washington, Incorporated           Washington

         NYLINK Insurance Agency of Wyoming, Incorporated              Wyoming



New York Life Investment Management Holdings LLC                       Delaware

     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, L.L.C.                        Delaware
         New York Life Capital Partners II, L.L.C.                     Delaware
         NYLIM Mezzanine GenPar Partners GP, LLC                       Delaware
     MacKay Shields LLC                                                Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
     NYLIFE Distributors Inc.                                          Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
     Madison Capital Funding LLC                                       Delaware
     McMorgan & Company LLC                                            Delaware
     NYLIM Real Estate Inc.                                            Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, Inc.                                      Delaware
    New York Life Insurance Taiwan Corporation                         Taiwan
    NYLI Holdings (Argentina) S.R.L.                                   Argentina
New York Life International, LLC                                       Delaware
    New York Life Worldwide Capital, Inc.                              Delaware
        Fianzas Monterrey, S.A.                                        Mexico                  99.95%
              Operada FMA, S.A. de C.V.                                Mexico                     99%
    NYLIFE Thailand, Inc.                                              Delaware
       Siam Commercial New York Life Insurance Public Company          Thailand                69.02%
          Limited (4)
    New York Life Securities Investment Consulting Co. Ltd.            Taiwan
    New York Life Insurance Worldwide Limited                          Bermuda
    New York Life Insurance Limited                                    South Korea
    New York Life International India Fund (Mauritius) LLC             Mauritius                  90%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                  90%
    New York Life International Holdings Limited                       Mauritius                  75%
    New York Life Insurance (Philippines), Inc.                        Philippines
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                 99.995%
         Centro de Capacitacion Monterrey, A.C.                        Mexico                 99.791%

    NYL International Reinsurance Company Ltd.                         Bermuda
New York Life BioVenture Partners LLC                                  Delaware
Silver Spring, LLC                                                     Delaware
Biris Holdings LLC.                                                    Delaware
Haier New York Life Insurance Company Limited                          People's Republic of China 50%
New York Life Short Term Bond


         (4) Held through controlled Thai nominee holding company.

ITEM 30.          INDEMNIFICATION

      Reference is made to Article VIII of the Depositor's By-Laws.


      New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $150 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.


      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 31.          PRINCIPAL UNDERWRITERS


      (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:


          NYLIAC Variable Universal Life Separate Account-I
          NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III

          NYLIAC Variable Annuity Separate Account-IV

          NYLIAC VLI Separate Account
          Eclipse Funds
          MainStay Funds
          MainStay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds

      (b) Management.


      The business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.



     Names of Directors and Officers                 Positions and Offices with Underwriter
     -------------------------------                 --------------------------------------
     Jefferson C. Boyce                              Manager
     Michael G. Gallo                                Manager and Senior Vice President
     Phillip J. Hildebrand                           Manager
     Robert D. Rock                                  Manager and Senior Vice President
     Stephen C. Roussin                              Manager, Chairman and President
     Robert E. Brady                                 Manager and Vice President
     Peter Moeller                                   Executive Vice President
     Patrick P. Boyle                                Senior Vice President
     Marc Brookman                                   Senior Vice President
     Derek Burke                                     Chief Compliance Officer
     Jay S. Calhoun                                  Senior Vice President and Treasurer
     Thomas J. Warga                                 Senior Vice President and General Auditor
     Barbara McInerney                               Senior Vice President
     Wendy Fishler                                   Senior Vice President
     Stanley Metheney                                Senior Vice President
     David J. Krystel                                Vice President
     Linda M. Livornese                              Vice President
     Michael Quatela                                 Vice President
     Nathan Ronen                                    Vice President
     Richard Zuccaro                                 Vice President
     Albert Leier                                    Vice President - Financial Operations and Chief Financial Officer
     Scott T. Harrington                             Corporate Vice President
     Arphiela Arizmendi                              Corporate Vice President
     Antoinette B. Cirillo                           Corporate Vice President
     Thomas J. Murray, Jr.                           Corporate Vice President
     Robert A. Anselmi                               Secretary

      (c) Compensation from the Registrant.


                                                           Compensation on
     Name of                  Net Underwriting          Events Occasioning the
    Principal                   Discounts and          Deduction of a Deferred           Brokerage
   Underwriter                   Commissions                 Sales Load                 Commissions            Other Compensation
   -----------                   -----------                 ----------                 -----------            ------------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-


ITEM 32.          LOCATION OF ACCOUNTS AND RECORDS.

      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.


ITEM 33.          MANAGEMENT SERVICES.

                  Not applicable.


ITEM 34.          FEE REPRESENTATION.



      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC Corporate Sponsored Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                                   SIGNATURES


      Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, NYLIAC Corporate Sponsored Variable Universal life Separate Account-I, certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, there unto duly authorized, in the City and State of New York on this 14th day of April, 2004.


                                              NYLIAC CORPORATE SPONSORED
                                              VARIABLE UNIVERSAL LIFE SEPARATE
                                              ACCOUNT-I
                                                   (Registrant)

                                              By:  /s/ ROBERT J. HEBRON
                                                   -----------------------------
                                                   Robert J. Hebron
                                                   Senior Vice President


                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)

                                              By:  /s/ ROBERT J. HEBRON
                                                   -----------------------------
                                                   Robert J. Hebron
                                                   Senior Vice President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



     Frank M. Boccio*               Director

     Carmela Condon*                Vice President and Controller (Principal
                                    Accounting Officer)

     Michael G. Gallo*              Director

     Solomon Goldfinger*            Director and Chief Financial Officer

     Phillip J. Hildebrand*         Director


     Sandra J. Kristoff*            Director


     Theodore A. Mathas*            Director


     John R. Meyer*                 Director


     Anne F. Pollack*               Director

     Robert D. Rock*                Director

     Frederick J. Sievert*          Director and President, (Principal
                                    Executive Officer)

     Michael E. Sproule*            Director

     Seymour Sternberg*             Director





*By:      /s/ ROBERT J. HEBRON
      ----------------------------------
      Robert J. Hebron
      Attorney-in-Fact
      April 14th, 2004



* Pursuant to Powers of Attorney previously filed.

                                EXHIBIT INDEX

Exhibit
Number                         Description
-------                        -----------




(k)                            Opinion and Consent of Thomas F. English, Esq.

(l)                            Opinion and Consent of Mei Chen, Associate
                               Actuary.

(n)(1)                         Consent of PricewaterhouseCoopers LLP